                                                         FREE WRITING PROSPECTUS
                                                      FILED PURSUANT TO RULE 433
                                          REGISTRATION STATEMENT NO.: 333-121559

                        [BANC OF AMERICA SECURITIES LOGO]

                    -----------------------------------------

     THE ASSET-BACKED SECURITIES REFERRED TO IN THESE MATERIALS, AND THE ASSET
POOLS BACKING THEM, ARE SUBJECT TO MODIFICATION OR REVISION (INCLUDING THE
POSSIBILITY THAT ONE OR MORE CLASSES OF SECURITIES MAY BE SPLIT, COMBINED OR
ELIMINATED AT ANY TIME PRIOR TO ISSUANCE OR AVAILABILITY OF A FINAL PROSPECTUS)
AND ARE OFFERED ON A "WHEN, AS AND IF ISSUED" BASIS. YOU UNDERSTAND THAT, WHEN
YOU ARE CONSIDERING THE PURCHASE OF THESE SECURITIES, A CONTRACT OF SALE WILL
COME INTO BEING NO SOONER THAN THE DATE ON WHICH THE RELEVANT CLASS HAS BEEN
PRICED AND WE HAVE CONFIRMED THE ALLOCATION OF SECURITIES TO BE MADE TO YOU; ANY
"INDICATIONS OF INTEREST" EXPRESSED BY YOU, AND ANY "SOFT CIRCLES" GENERATED BY
US, WILL NOT CREATE BINDING CONTRACTUAL OBLIGATIONS FOR YOU OR US.

     BECAUSE THE ASSET-BACKED SECURITIES ARE BEING OFFERED ON A "WHEN, AS AND IF
ISSUED" BASIS, ANY SUCH CONTRACT WILL TERMINATE, BY ITS TERMS, WITHOUT ANY
FURTHER OBLIGATION OR LIABILITY BETWEEN US, IF THE SECURITIES THEMSELVES, OR THE
PARTICULAR CLASS TO WHICH THE CONTRACT RELATES, ARE NOT ISSUED. BECAUSE THE
ASSET-BACKED SECURITIES ARE SUBJECT TO MODIFICATION OR REVISION, ANY SUCH
CONTRACT ALSO IS CONDITIONED UPON THE UNDERSTANDING THAT NO MATERIAL CHANGE WILL
OCCUR WITH RESPECT TO THE RELEVANT CLASS OF SECURITIES PRIOR TO THE CLOSING
DATE. IF A MATERIAL CHANGE DOES OCCUR WITH RESPECT TO SUCH CLASS, OUR CONTRACT
WILL TERMINATE, BY ITS TERMS, WITHOUT ANY FURTHER OBLIGATION OR LIABILITY
BETWEEN US (THE "AUTOMATIC TERMINATION"). IF AN AUTOMATIC TERMINATION OCCURS, WE
WILL PROVIDE YOU WITH REVISED OFFERING MATERIALS REFLECTING THE MATERIAL CHANGE
AND GIVE YOU AN OPPORTUNITY TO PURCHASE SUCH CLASS. TO INDICATE YOUR INTEREST IN
PURCHASING THE CLASS, YOU MUST COMMUNICATE TO US YOUR DESIRE TO DO SO WITHIN
SUCH TIMEFRAME AS MAY BE DESIGNATED IN CONNECTION WITH YOUR RECEIPT OF THE
REVISED OFFERING MATERIALS.

MBS NEW ISSUE TERM SHEET

Mortgage Pass-Through Certificates, Series 2006-A

$1,051,311,000 (APPROXIMATE)

CLASSES 1-A-1, 1-A-2, 2-A-1, 2-A-2, 3-A-1, 3-A-2, 4-A-1, 4-A-2, 5-A-1, 5-A-2,
6-A-1 AND 6-A-2 (OFFERED CERTIFICATES)

BANC OF AMERICA FUNDING CORPORATION
Depositor

BANK OF AMERICA, NATIONAL ASSOCIATION
Sponsor

WELLS FARGO BANK, N.A.
Master Servicer

BANK OF AMERICA, NATIONAL ASSOCIATION
WELLS FARGO BANK, N.A.
COUNTRYWIDE HOME LOANS SERVICING LP
NATIONAL CITY MORTGAGE CO.
JPMORGAN CHASE BANK, N.A.
GREENPOINT MORTGAGE FUNDING, INC.
Servicers

January 17, 2006

                    -----------------------------------------

BANC OF AMERICA SECURITIES LLC
The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
BAFC 2006-A   $1,051,311,000 (APPROXIMATE)
--------------------------------------------------------------------------------

                                   DISCLAIMER
                                   ----------

This free writing prospectus is being delivered to you solely to provide you with information about the offering of the securities referred to in this free writing prospectus and to solicit an offer to purchase the securities, when, as and if issued. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the securities until we have accepted your offer to purchase securities. We will not accept any offer by you to purchase the securities, and you will not have any contractual commitment to purchase any of the securities until after you have received the preliminary prospectus. You may withdraw your offer to purchase securities at any time prior to our acceptance of your offer.

The information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase.

This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

                             IRS CIRCULAR 230 NOTICE

       THIS FREE WRITING PROSPECTUS IS NOT INTENDED OR WRITTEN TO BE
       USED, AND CANNOT BE USED, FOR THE PURPOSE OF AVOIDING U.S.
       FEDERAL, STATE OR LOCAL TAX PENALTIES. THIS FREE WRITING
       PROSPECTUS IS WRITTEN AND PROVIDED BY THE UNDERWRITER IN
       CONNECTION WITH THE PROMOTION OR MARKETING OF THE TRANSACTIONS
       OR MATTERS ADDRESSED HEREIN. INVESTORS SHOULD SEEK ADVICE
       BASED ON THEIR PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT
       TAX ADVISOR.

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR BELOW THIS DOCUMENT ARE NOT
APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMERS OR
OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION
BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.

BANC OF AMERICA SECURITIES LLC
The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

                                                                               2

--------------------------------------------------------------------------------
BAFC 2006-A   $1,051,311,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                Table of Contents
--------------------------------------------------------------------------------

>>  PRELIMINARY SUMMARY OF CERTIFICATES (To Roll)                     PG. 4

>>  PRELIMINARY SUMMARY OF CERTIFICATES (To Maturity)                 PG. 6

>>  PRELIMINARY SUMMARY OF TERMS                                      PG. 7

>>  PRELIMINARY CREDIT SUPPORT                                        PG. 17

BANC OF AMERICA SECURITIES LLC
The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

                                                                               3

--------------------------------------------------------------------------------
BAFC 2006-A   $1,051,311,000 (approximate)
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                         Preliminary Summary of Certificates
----------------------------------------------------------------------------------------------------------------------
                                                      TO ROLL (1)
----------------------------------------------------------------------------------------------------------------------
                                                         Est.   Est. Prin.  Maturity to                 Expected
                  Approx.       Interest - Principal     WAL      Window     Roll @ 15%  Delay         Ratings(10)
Class            Size (2)               Type            (yrs)      (mos)   or 25% CPB(9)  Days        (Fitch/S&P)
------------- ---------------- ----------------------- ------- ---------- -------------- ------ ----------------------

OFFERED CERTIFICATES
--------------------
------------- ---------------- ----------------------- ------- ---------- -------------- ------ ----------------------
    1-A-1      336,294,000.00        Variable -         3.10    1 - 59         59         19          AAA / AAA
                                  Pass-Through (3)
------------- ---------------- ----------------------- ------- ---------- -------------- ------ ----------------------
    1-A-2       38,544,000.00        Variable -         3.10    1 - 59         59         19          AAA / AAA
                                  Pass-Through (3)
------------- ---------------- ----------------------- ------- ---------- -------------- ------ ----------------------
                                     Variable -                                           19
    2-A-1       44,555,000.00     Pass-Through (4)      1.52    1 - 35         35                     AAA / AAA
------------- ---------------- ----------------------- ------- ---------- -------------- ------ ----------------------
                                     Variable -                                           19
    2-A-2        3,329,000.00     Pass-Through (4)      1.52    1 - 35         35                     AAA / AAA
------------- ---------------- ----------------------- ------- ---------- -------------- ------ ----------------------
    3-A-1      372,642,000.00        Variable -         2.48    1 - 60         60         19          AAA / AAA
                                  Pass-Through (5)
------------- ---------------- ----------------------- ------- ---------- -------------- ------ ----------------------
    3-A-2       27,841,000.00        Variable -         2.48    1 - 60         60         19          AAA / AAA
                                  Pass-Through (5)
------------- ---------------- ----------------------- ------- ---------- -------------- ------ ----------------------
                                     Variable -                                           19
    4-A-1       31,948,000.00     Pass-Through (6)      2.83    1 - 83         83                     AAA / AAA
------------- ---------------- ----------------------- ------- ---------- -------------- ------ ----------------------
    4-A-2        2,387,000.00        Variable -         2.83    1 - 83         83         19          AAA / AAA
                                  Pass-Through (6)
------------- ---------------- ----------------------- ------- ---------- -------------- ------ ----------------------
    5-A-1       56,349,000.00        Variable -         3.13    1 - 119        119        19          AAA / AAA
                                  Pass-Through (7)
------------- ---------------- ----------------------- ------- ---------- -------------- ------ ----------------------
    5-A-2        2,284,000.00        Variable -         3.13    1 - 119        119        19          AAA / AAA
                                  Pass-Through (7)
------------- ---------------- ----------------------- ------- ---------- -------------- ------ ----------------------
    6-A-1      129,873,000.00        Variable -         3.18    1 - 119        119        19          AAA / AAA
                                  Pass-Through (8)
------------- ---------------- ----------------------- ------- ---------- -------------- ------ ----------------------
                                     Variable -                                           19          AAA / AAA
    6-A-2        5,265,000.00     Pass-Through (8)      3.18    1 - 119        119
------------- ---------------- ----------------------- ------- ---------- -------------- ------ ----------------------
NOT OFFERED HEREUNDER
---------------------
------------------------------ ----------------------- ------- ---------- --------------------- ----------------------
    1-B-1        5,589,000.00
------------- ----------------
    1-B-2        1,927,000.00
------------- ----------------
    1-B-3        1,156,000.00
------------- ----------------
    1-B-4          771,000.00
------------- ----------------
    1-B-5          578,000.00
------------- ----------------
    1-B-6          578,720.33
------------- ----------------
    2-B-1       15,489,000.00
------------- ----------------
    2-B-2        5,679,000.00
------------- ----------------
    2-B-3        4,130,000.00
------------- ----------------
    2-B-4        3,356,000.00
------------- ----------------
    2-B-5        2,839,000.00                                       INFORMATION NOT PROVIDED HEREIN
------------- ----------------
    2-B-6        2,065,757.96
------------- ----------------
    3-B-1        4,329,000.00
------------- ----------------
    3-B-2        1,208,000.00
------------- ----------------
    3-B-3          805,000.00
------------- ----------------
    3-B-4          403,000.00
------------- ----------------
    3-B-5          403,000.00
------------- ----------------
    3-B-6          402,743.47
------------- ----------------
    1-A-R              100.00
------------- ---------------- ---------------------------------------------------------------------------------------

(1)  Assumes any outstanding principal balance on the Group 1-A, the Group 2-A, the Group 3-A, the Group 4-A, the Group 5-A and the Group 6-A Certificates
     will be paid in full on the Distribution Date occurring in the month of
     December 2010, December 2008, January 2011, December 2012, December 2015
     and December 2015, respectively.

(2)  Class sizes are subject to change.

BANC OF AMERICA SECURITIES LLC
The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

                                                                               4

--------------------------------------------------------------------------------
BAFC 2006-A   $1,051,311,000 (approximate)
--------------------------------------------------------------------------------

(3)  For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the
     Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).
(4)  For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the
     Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).
(5)  For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the
     Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).
(6)  For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 4 Mortgage Loans (based upon the Stated Principal Balances of the
     Group 4 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).
(7)  For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 5 Mortgage Loans (based upon the Stated Principal Balances of the
     Group 5 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).
(8)  For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 6 Mortgage Loans (based upon the Stated Principal Balances of the
     Group 6 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).
(9)  Group 1 is run at 15% CPB. All other groups are run at 25% CPB.
(10) All offered certificates will be rated by two of the three rating agencies specified herein.

BANC OF AMERICA SECURITIES LLC
The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

                                                                               5

--------------------------------------------------------------------------------
BAFC 2006-A   $1,051,311,000 (approximate)
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                          Preliminary Summary of Certificates
----------------------------------------------------------------------------------------------------------------------------
                                                        TO MATURITY
     ----------------------------------------------------------------------------------------------------------------------------
                                                           Est.    Est. Prin.  Expected                         Expected
                    Approx.      Interest - Principal      WAL      Window      Final                          Ratings(9)
     Class         Size (1)              Type             (yrs)    (mos)(2)  Maturity (2)   Delay Days         (Fitch/S&P)
     ----------- -------------- ------------------------ -------- --------- ------------ --------------- ------------------------

     OFFERED CERTIFICATES
     --------------------
     ----------- -------------- ------------------------ -------- --------- ------------ --------------- ------------------------
     1-A-1       336,294,000.00       Variable -          5.62    1 - 359       359            19               AAA / AAA
                                   Pass-Through (3)
     ----------- -------------- ------------------------ -------- --------- ------------ --------------- ------------------------
     1-A-2       38,544,000.00        Variable -          5.62    1 - 359       359            19               AAA / AAA
                                   Pass-Through (3)
     ----------- -------------- ------------------------ -------- --------- ------------ --------------- ------------------------
                 44,555,000.00        Variable -                                               19
     2-A-1                         Pass-Through (4)       3.21    1 - 359       359                             AAA / AAA
     ----------- -------------- ------------------------ -------- --------- ------------ --------------- ------------------------
     2-A-2       3,329,000.00         Variable -          3.21    1 - 359       359            19               AAA / AAA
                                   Pass-Through (4)
     ----------- -------------- ------------------------ -------- --------- ------------ --------------- ------------------------
     3-A-1       372,642,000.00       Variable -          3.25    1 - 360       360            19               AAA / AAA
                                   Pass-Through (5)
     ----------- -------------- ------------------------ -------- --------- ------------ --------------- ------------------------
                 27,841,000.00        Variable -                                               19
     3-A-2                         Pass-Through (5)       3.25    1 - 360       360                             AAA / AAA
     ----------- -------------- ------------------------ -------- --------- ------------ --------------- ------------------------
                 31,948,000.00        Variable -                                               19
     4-A-1                         Pass-Through (6)       3.24    1 - 359       359                             AAA / AAA
     ----------- -------------- ------------------------ -------- --------- ------------ --------------- ------------------------
     4-A-2       2,387,000.00         Variable -          3.24    1 - 359       359            19               AAA / AAA
                                   Pass-Through (6)
     ----------- -------------- ------------------------ -------- --------- ------------ --------------- ------------------------
     5-A-1       56,349,000.00        Variable -          3.31    1 - 359       359            19               AAA / AAA
                                   Pass-Through (7)
     ----------- -------------- ------------------------ -------- --------- ------------ --------------- ------------------------
                 2,284,000.00         Variable -                                               19
     5-A-2                         Pass-Through (7)       3.31    1 - 359       359                             AAA / AAA
     ----------- -------------- ------------------------ -------- --------- ------------ --------------- ------------------------
                 129,873,000.00       Variable -                                               19
     6-A-1                         Pass-Through (8)       3.35    1 - 359       359                             AAA / AAA
     ----------- -------------- ------------------------ -------- --------- ------------ --------------- ------------------------
     6-A-2       5,265,000.00         Variable -          3.35    1 - 359       359            19               AAA / AAA
                                   Pass-Through (8)
     ----------- -------------- ------------------------ -------- --------- ------------ --------------- ------------------------

(1)  Class sizes are subject to change.

(2)  Estimated Principal Window and Expected Final Maturity are calculated based on the maturity date of the latest maturing loan for each Loan Group.

(3)  For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the
     Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(4)  For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the
     Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(5)  For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the
     Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(6)  For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 4 Mortgage Loans (based upon the Stated Principal Balances of the
     Group 4 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(7)  For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 5 Mortgage Loans (based upon the Stated Principal Balances of the
     Group 5 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(8)  For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 6 Mortgage Loans (based upon the Stated Principal Balances of the
     Group 6 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(9)  All offered certificates will be rated by two of the three rating agencies specified herein.

BANC OF AMERICA SECURITIES LLC
The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

                                                                               6

--------------------------------------------------------------------------------
BAFC 2006-A   $1,051,311,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Transaction:                     Banc of America Funding Corporation, Mortgage
                                 Pass-Through Certificates, Series 2006-A

Lead Manager (Book Runner):      Banc of America Securities LLC

Servicer:                        Bank of America, National Association; Wells
                                 Fargo Bank, N.A.; Countrywide Home Loans
                                 Servicing LP; National City Mortgage Co.;
                                 Greenpoint Mortgage Funding, Inc.; and JPMorgan
                                 Chase Bank, N.A.

Sponsor:                         Bank of America, National Association

Depositor:                       Banc of America Funding Corporation

Master Servicer and Securities   Wells Fargo Bank, N.A.
Administrator:

Trustee and Custodian:           U.S. Bank National Association

Rating Agencies:                 Two of Standard & Poor's, a division of The
                                 McGraw-Hill Companies, Inc., Moody's Investors
                                 Service and Fitch Ratings

Transaction Size:                $1,051,311,000 (+/- 5%)
Securities Offered:              $336,294,000 Class 1-A-1 Certificates
                                 $38,544,000 Class 1-A-2 Certificates
                                 $44,555,000 Class 2-A-1 Certificates
                                 $3,329,000 Class 2-A-2 Certificates
                                 $372,642,000 Class 3-A-1 Certificates
                                 $27,841,000 Class 3-A-2 Certificates
                                 $31,948,000 Class 4-A-1 Certificates
                                 $2,387,000 Class 4-A-2 Certificates
                                 $56,349,000 Class 5-A-1 Certificates
                                 $2,284,000 Class 5-A-2 Certificates
                                 $129,873,000 Class 6-A-1 Certificates
                                 $5,265,000 Class 6-A-2 Certificates

The Mortgage Pool:               The "Mortgage Pool" will consist of adjustable
                                 rate, conventional, fully amortizing mortgage
                                 loans (the "Mortgage Loans") secured by first
                                 liens on one- to four-family properties. All of
                                 the Mortgage Loans were originated or acquired
                                 by Bank of America, National Association, which
                                 is an affiliate of the Depositor and Banc of
                                 America Securities LLC.

Group 1 Mortgage Loans:          5/1 Hybrid ARM Residential Mortgage Loans:
                                 fully amortizing, one-to-four family, first
                                 lien mortgage loans. The Group 1 Mortgage Loans
                                 have a fixed interest rate for approximately 5
                                 years and thereafter the Mortgage Loans have a
                                 variable interest rate. Approximately 84.98% of
                                 the Group 1 Mortgage Loans require only
                                 payments of interest until the 61st or 121st
                                 payment.
--------------------------------------------------------------------------------

BANC OF AMERICA SECURITIES LLC
The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

                                                                               7

--------------------------------------------------------------------------------
BAFC 2006-A   $1,051,311,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Group 2 Mortgage Loans:          3/1 & 3/6 Hybrid ARM Residential Mortgage
                                 Loans: fully amortizing, one-to-four family,
                                 first lien mortgage loans. The Group 2 Mortgage
                                 Loans have a fixed interest rate for
                                 approximately 6 months, 1 year, or 3 years and
                                 thereafter the Mortgage Loans have a variable
                                 interest rate. Approximately 78.04% of the
                                 Group 2 Mortgage Loans require only payments of
                                 interest until the 37th, 61st, or 121st
                                 payment. Although substantially all of the
                                 Mortgage Loans in Group 2 have an initial fixed
                                 period of 3 years, certain of the mortgage
                                 loans representing 17.27% of the Group 2
                                 Mortgage Loan balance have an initial fixed
                                 period of only six months or one year.

Group 3 Mortgage Loans:          5/1 & 5/6 Hybrid ARM Residential Mortgage
                                 Loans: fully amortizing, one-to-four family,
                                 first lien mortgage loans. The Group 3 Mortgage
                                 Loans have a fixed interest rate for
                                 approximately 5 years and thereafter the
                                 Mortgage Loans have a variable interest rate.
                                 Approximately 82.27% of the Group 3 Mortgage
                                 Loans require only payments of interest until
                                 the 61st or 121st payment.

Group 4 Mortgage Loans:          7/1 Hybrid ARM Residential Mortgage Loans:
                                 fully amortizing, one-to-four family, first
                                 lien mortgage loans. The Group 4 Mortgage Loans
                                 have a fixed interest rate for approximately 7
                                 years and thereafter the Mortgage Loans have a
                                 variable interest rate. Approximately 79.67% of
                                 the Group 4 Mortgage Loans require only
                                 payments of interest until the 85th payment.

Group 5 Mortgage Loans:          10/1 Hybrid ARM Residential Mortgage Loans:
                                 fully amortizing, one-to-four family, first
                                 lien mortgage loans. The Group 5 Mortgage Loans
                                 have a fixed interest rate for approximately 10
                                 years and thereafter the Mortgage Loans have a
                                 variable interest rate. Approximately 70.89% of
                                 the Group 5 Mortgage Loans require only
                                 payments of interest until the 121st payment.

Group 6 Mortgage Loans:          10/1 Hybrid ARM Residential Mortgage Loans:
                                 fully amortizing, one-to-four family, first
                                 lien mortgage loans. The Group 6 Mortgage Loans
                                 have a fixed interest rate for approximately 10
                                 years and thereafter the Mortgage Loans have a
                                 variable interest rate. Approximately 92.66% of
                                 the Group 6 Mortgage Loans require only
                                 payments of interest until the 121st payment.

Expected Pricing Date:           Week of January 17, 2006

Expected Closing Date:           On or about January 31, 2006

Distribution Date:               20th of each month, or the next succeeding
                                 business day (First Distribution Date: February
                                 21, 2006)

Cut-off Date:                    January 1, 2006

Class A Certificates:            Class 1-A-1, 1-A-2, 1-A-R, 2-A-1, 2-A-2, 3-A-1,
                                 3-A-2, 4-A-1, 4-A-2, 5-A-1, 5-A-2, 6-A-1 and
                                 6-A-2 Certificates (the "Class A
                                 Certificates"). The Class 1-A-R Certificate is
                                 not offered hereunder.
--------------------------------------------------------------------------------

BANC OF AMERICA SECURITIES LLC
The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

                                                                               8

--------------------------------------------------------------------------------
BAFC 2006-A   $1,051,311,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Subordinate Certificates:        Class 1-B-1, 1-B-2, 1-B-3, 1-B-4, 1-B-5, 1-B-6,
                                 2-B-1, 2-B-2, 2-B-3, 2-B-4, 2-B-5, 2-B-6,
                                 3-B-1, 3-B-2, 3-B-3, 3-B-4, 3-B-5 and 3-B-6
                                 Certificates (the "Class B Certificates"). The
                                 Subordinate Certificates are not offered
                                 hereunder.

Group 1-A Certificates:          Class 1-A-1, 1-A-2 and 1-A-R Certificates.

Group 2-A Certificates:          Class 2-A-1 and 2-A-2 Certificates.

Group 3-A Certificates:          Class 3-A-1 and 3-A-2 Certificates.

Group 4-A Certificates:          Class 4-A-1 and 4-A-2 Certificates.

Group 5-A Certificates:          Class 5-A-1 and 5-A-2 Certificates.

Group 6-A Certificates:          Class 6-A-1 and 6-A-2 Certificates.

Class A Certificates:            Group 1-A Certificates, Group 2-A Certificates,
                                 Group 3-A Certificates, Group 4-A Certificates,
                                 Group 5-A Certificates and Group 6-A
                                 Certificates.

Aggregate Group 1:               Loan Group 1.

Aggregate Group 2:               Loan Group 2, Loan Group 3 and Loan Group 4.

Aggregate Group 3:               Loan Group 5 and Loan Group 6.

Super Senior Certificates:       Class 1-A-1, 2-A-1, 3-A-1, 4-A-1, 5-A-1 and
                                 6-A-1 Certificates

Super Senior Support
Certificates:                    Class 1-A-2, 2-A-2, 3-A-2, 4-A-2, 5-A-2 and
                                 6-A-2 Certificates

Day Count:                       30/360

Prepayment Speed:                15% CPB for Aggregate Group 1 and 25% CPB for
                                 Aggregate Group 2 and Aggregate Group 3. CPB
                                 represents an assumed annual rate of principal
                                 prepayment each month relative to the then
                                 outstanding principal balance of a pool of
                                 mortgage loans. In addition, CPB assumes the
                                 outstanding principal of each mortgage loans
                                 will be prepaid in full at the end of its
                                 respective fixed-rate period. A prepayment
                                 assumption of 0% CPB assumes constant
                                 prepayment rates of 0% per annum until the
                                 initial rate adjustment date, a prepayment
                                 assumption of 15% CPB assumes constant
                                 prepayment rates of 15% per annum until the
                                 initial rate adjustment date, a prepayment rate
                                 of 25% CPB assumes constant prepayment rates of
                                 25% per annum until the initial rate adjustment
                                 date and so forth.
--------------------------------------------------------------------------------

BANC OF AMERICA SECURITIES LLC
The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

                                                                               9

--------------------------------------------------------------------------------
BAFC 2006-A   $1,051,311,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Clearing:                        DTC, Clearstream and Euroclear

Denominations:                    Original
                                 Certificate       Minimum       Incremental
                                    Form       Denominations    Denominations
                                    ----       -------------    -------------
    Class A Offered              Book Entry        $1,000            $1
       Certificates

Determination Date:              For any Distribution Date, the 16th day of the
                                 month in which the Distribution Date occurs or,
                                 if that day is not a business day, the
                                 immediately preceding business day.

Record Date:                     For any Distribution Date, the close of
                                 business on the last business day of the month
                                 preceding the month of that Distribution Date.

SMMEA Eligibility:               The Class A Certificates and the Class 1-B-1,
                                 2-B-1 and 3-B-1 Certificates are expected to
                                 constitute "mortgage related securities" for
                                 purposes of SMMEA.

Tax Structure:                   For federal income tax purposes, one or more
                                 elections will be made to treat the Trust as
                                 one or more "real estate mortgage investment
                                 conduits" (each, a "REMIC").

Optional Termination Date:       At its option, the Master Servicer may, subject
                                 to certain conditions, purchase all remaining
                                 Mortgage Loans in the Trust and effect early
                                 retirement of the Certificates on any
                                 Distribution Date on or after which the
                                 aggregate Stated Principal Balance of the
                                 Mortgage Loans declines to 10% or less of the
                                 aggregate unpaid principal balance of the
                                 Mortgage Loans as of the Cut-off Date ("Cut-off
                                 Date Pool Principal Balance").

The Pooling Agreement:           The Certificates will be issued pursuant to a
                                 Pooling and Servicing Agreement (the "Pooling
                                 Agreement") to be dated the Closing Date, among
                                 the Depositor, the Master Servicer and the
                                 Trustee.

ERISA Eligibility:               A fiduciary or other person acting on behalf of
                                 any employee benefit plan or arrangement,
                                 including an individual retirement account,
                                 subject to the Employee Retirement Income
                                 Security Act of 1974, as amended ("ERISA"), the
                                 Code or any federal, state or local law
                                 ("Similar Law") which is similar to ERISA or
                                 the Code (collectively, a "Plan") should
                                 carefully review with its legal advisors
                                 whether the purchase or holding of an Offered
                                 Certificate could give rise to a transaction
                                 prohibited or not otherwise permissible under
                                 ERISA, the Code or Similar Law.
--------------------------------------------------------------------------------

BANC OF AMERICA SECURITIES LLC
The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

                                                                              10

--------------------------------------------------------------------------------
BAFC 2006-A   $1,051,311,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

ERISA Eligibility(continued):    The U.S. Department of Labor has extended to
                                 Banc of America Securities LLC an
                                 administrative exemption (the "Exemption") from
                                 certain of the prohibited transaction rules of
                                 ERISA and the related excise tax provisions of
                                 Section 4975 of the Code with respect to the
                                 initial purchase, the holding and the
                                 subsequent resale by certain Plans of
                                 certificates in pass-through trusts that
                                 consist of certain receivables, loans and other
                                 obligations that meet the conditions and
                                 requirements of the Exemption.

                                 The Exemption may cover the acquisition and
                                 holding of the Offered Certificates by the
                                 Plans to which it applies provided that all
                                 conditions of the Exemption other than those
                                 within the control of the investors are met. In
                                 addition, as of the date hereof, there is no
                                 single mortgagor that is the obligor on 5% of
                                 the initial balance of the Mortgage Pool.

                                 Prospective Plan investors should consult with
                                 their legal advisors concerning the impact of
                                 ERISA, the Code and Similar Law, the
                                 applicability of the Exemption, and the
                                 potential consequences in their specific
                                 circumstances, prior to making an investment in
                                 the Offered Certificates. Moreover, each Plan
                                 fiduciary should determine whether under the
                                 governing plan instruments and the applicable
                                 fiduciary standards of investment prudence and
                                 diversification, an investment in the Offered
                                 Certificates is appropriate for the Plan,
                                 taking into account the overall investment
                                 policy of the Plan and the composition of the
                                 Plan's investment portfolio.

Principal Distribution:          Principal will be allocated to the certificates
                                 according to the Preliminary Priority of
                                 Distributions. The Senior Principal
                                 Distribution Amount for Group 1 will generally
                                 be allocated first to the Class 1-A-R
                                 Certificate and then to the Class 1-A-1 and
                                 Class 1-A-2 Certificates, pro rata, until their
                                 class balances have been reduced to zero. The
                                 Senior Principal Distribution Amount for Group
                                 2 will generally be allocated to the Class
                                 2-A-1 and Class 2-A-2 Certificates, pro rata,
                                 until their class balances have been reduced to
                                 zero. The Senior Principal Distribution Amount
                                 for Group 3 will generally be allocated to the
                                 Class 3-A-1 and Class 3-A-2 Certificates, pro
                                 rata, until their class balances have been
                                 reduced to zero. The Senior Principal
                                 Distribution Amount for Group 4 will generally
                                 be allocated to the Class 4-A-1 and Class 4-A-2
                                 Certificates, pro rata, until their class
                                 balances have been reduced to zero. The Senior
                                 Principal Distribution Amount for Group 5 will
                                 generally be allocated to the Class 5-A-1 and
                                 Class 5-A-2 Certificates, pro rata, until their
                                 class balances have been reduced to zero. The
                                 Senior Principal Distribution Amount for Group
                                 6 will generally be allocated to the Class
                                 6-A-1 and Class 6-A-2 Certificates, pro rata,
                                 until their class balances have been reduced to
                                 zero. The Subordinate Principal Distribution
                                 Amount for any Aggregate Group will generally
                                 be allocated to the Subordinate Certificates of
                                 that Aggregate Group on a pro rata basis but
                                 will be distributed sequentially in accordance
                                 with their numerical class designations.
--------------------------------------------------------------------------------

BANC OF AMERICA SECURITIES LLC
The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

                                                                              11

--------------------------------------------------------------------------------
BAFC 2006-A   $1,051,311,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Principal Distribution            After the class balances of the Class A
(continued):                      Certificates of a Group have been reduced to
                                  zero, certain amounts otherwise payable to the
                                  Subordinate Certificates in the related
                                  Aggregate Group may be paid to the Class A
                                  Certificates of one or more of the other
                                  Groups. (Please see the "Preliminary Priority
                                  of Distributions" section below.)

Shifting Interest in              Additional credit enhancement is provided by
Prepayments:                      the allocation, subject to certain exceptions,
                                  of all principal prepayments and certain
                                  liquidation proceeds on the mortgage loans in
                                  a loan group to reduce the principal amount of
                                  the Class A Certificates of the related group
                                  during the first seven years after the closing
                                  date. In addition, a reduced, but still
                                  disproportionately large, allocation of these
                                  principal collections to reduce the principal
                                  amount of those Class A Certificates will
                                  occur during the eighth through eleventh years
                                  following the closing date. The
                                  disproportionate allocation of prepayments and
                                  certain liquidation proceeds on the mortgage
                                  loans in a loan group will accelerate the
                                  amortization of the related Class A
                                  Certificates relative to the amortization of
                                  the subordinate certificates. As a result, it
                                  is more likely that the credit support
                                  percentage for the Class A Certificates of a
                                  group will be maintained and may be increased
                                  during the first eleven years. (Please see the
                                  "Senior Prepayment Percentage" section below.)

Interest Accrual:                 Interest will accrue on the Offered
                                  Certificates during each one-month period
                                  ending on the last day of the month preceding
                                  the month in which each Distribution Date
                                  occurs. The initial interest accrual period
                                  will be deemed to have commenced on January 1,
                                  2006. Interest that accrues on such class of
                                  Certificates during an interest accrual period
                                  will be calculated on the assumption that
                                  distributions that reduce the class balances
                                  thereof on the Distribution Date in that
                                  interest accrual period are made on the first
                                  day of the interest accrual period. Interest
                                  will be calculated on the basis of a 360-day
                                  year consisting of twelve 30-day months.

                                         The amount of interest that will accrue
                                  on your Certificates during each interest
                                  accrual period is equal to:

                                         (a) one-twelfth of the pass-through
                                  rate for your class multiplied by the
                                  principal balance of your Certificate on the
                                  Distribution Date, minus

                                         (b) the amount allocated to your class
                                  of certain interest shortfalls arising from
                                  the timing of prepayments on the Mortgage
                                  certain military or similar personnel and
                                  interest losses allocated to your class.
--------------------------------------------------------------------------------

BANC OF AMERICA SECURITIES LLC
The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

                                                                              12

--------------------------------------------------------------------------------
BAFC 2006-A   $1,051,311,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Administrative Fees:              The Administrative Fees with respect to the
                                  Trust are payable out of the interest payments
                                  received on each Mortgage Loan. The
                                  "Administrative Fees" consist of (a) servicing
                                  compensation payable to the Servicer in
                                  respect of its servicing activities (the
                                  "Servicing Fee"), (b) fees paid to the Master
                                  Servicer and (c) with respect to Group 3, any
                                  Mortgage Insurance Premiums ("MIP Fee Rate").
                                  The Administrative Fees will accrue on the
                                  Stated Principal Balance of each Mortgage Loan
                                  at a rate (the "Administrative Fee Rate")
                                  equal to the sum of the Servicing Fee Rate for
                                  such Mortgage Loan and the Master Servicing
                                  Fee Rate and with respect to Group 3, the MIP
                                  Fee Rate. The "Master Servicing Fee Rate" will
                                  be 0.0035% per annum. The Servicing Fee Rate
                                  for loans in Loan Group 2 and Loan Group 3
                                  will range from 0.2500% to 0.3750% per annum.
                                  The Servicing Fee Rate for Loan Group 1, Loan
                                  Group 4, Loan Group 5 and Loan Group 6 will be
                                  0.2500% per annum. The MIP Fee Rate for Group
                                  3 will range from 0.0000% to 0.5600% per
                                  annum.

Compensating Interest:            The aggregate Servicing Fee payable to a
                                  Servicer for any month will be reduced by an
                                  amount equal to the lesser of (i) the
                                  prepayment interest shortfall for such
                                  Distribution Date and (ii) one-twelfth of
                                  0.2500% of the balance of the related Mortgage
                                  Loans. Such amounts will be used to cover full
                                  or partial prepayment interest shortfalls, if
                                  any, on the related Mortgage Loans.

Net Mortgage Interest Rate:       As to any Mortgage Loan and Distribution Date,
                                  the excess of its mortgage interest rate over
                                  the Administrative Fee Rate.
--------------------------------------------------------------------------------

BANC OF AMERICA SECURITIES LLC
The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

                                                                              13

--------------------------------------------------------------------------------
BAFC 2006-A   $1,051,311,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Pool Distribution                 The Pool Distribution Amount for each Loan
Amount:                           Group with respect to any Distribution Date
                                  will be equal to the sum of (i) all scheduled
                                  installments of interest (net of the related
                                  Servicing Fee and MIP Fee) and principal due
                                  on the Mortgage Loans in such Loan Group on
                                  the due date in the month in which such
                                  Distribution Date occurs and received prior to
                                  the related Determination Date, together with
                                  any advances in respect thereof or any
                                  compensating interest allocable to the
                                  Mortgage Loans in such Loan Group; (ii) all
                                  proceeds of any primary mortgage guaranty
                                  insurance policies and any other insurance
                                  policies with respect to the Mortgage Loans in
                                  such Loan Group, to the extent such proceeds
                                  are not applied to the restoration of the
                                  related mortgaged property or released to the
                                  mortgagor in accordance with the related
                                  Servicer's normal servicing procedures, and
                                  in connection with the liquidation of
    ed
                                  defaulted Mortgage Loans in such Loan
                                  defaulted Mortgage Loans in such Loan Group,
                                  by foreclosure or otherwise, during the
                                  calendar month preceding the month of such
                                  Distribution Date (in each case, net of
                                  unreimbursed expenses incurred in connection
                                  with a liquidation or foreclosure and
                                  unreimbursed advances, if any); (iii) all
                                  partial or full prepayments received on the
                                  Mortgage Loans in such Loan Group during the
                                  calendar month preceding the month of such
                                  Distribution Date; and (iv) any substitution
                                  adjustment payments in connection with any
                                  defective Mortgage Loan in such Loan Group
                                  received with respect to such Distribution
                                  Date or amounts received in connection with
                                  the optional termination of the Trust as of
                                  such Distribution Date, reduced by amounts in
                                  reimbursement for advances previously made and
                                  other amounts as to which the related Servicer
                                  is entitled to be reimbursed pursuant to the
                                  Pooling and Servicing Agreement. The Pool
                                  Distribution Amounts will not include any
                                  profit received by the related Servicer on the
                                  foreclosure of a Mortgage Loan. Such amounts,
                                  if any, will be retained by the related
                                  Servicer as additional servicing compensation.
--------------------------------------------------------------------------------

Senior Percentage:                The Senior Percentage for a Loan Group on any
                                  Distribution Date will equal (i) the aggregate
                                  class balance of the Class A Certificates of
                                  the related Group immediately prior to such
                                  date, divided by (ii) the aggregate principal
                                  balance of such Loan Group for such date.

Subordinate Percentage:           The Subordinate Percentage for a Loan Group
                                  for any Distribution Date will equal 100%
                                  minus the Senior Percentage for such Loan
                                  Group for such date.

Subordinate Prepayment            The Subordinate Prepayment Percentage for a
Percentage:                       Loan Group for any Distribution Date will
                                  equal 100% minus the Senior Prepayment
                                  Percentage for such Loan Group for such date.
--------------------------------------------------------------------------------

BANC OF AMERICA SECURITIES LLC
The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

                                                                              14

--------------------------------------------------------------------------------
BAFC 2006-A   $1,051,311,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                Preliminary Summary of Terms
--------------------------------------------------------------------------------------------------------------------

Senior Prepayment                 For the following Distribution Dates, will be
Percentage:                       as follows:

                                  Distribution Date                         Senior Prepayment Percentage
                                  -----------------                         ----------------------------
                                  February 2006 through January 2013        100%;

                                  February 2013 through January 2014        the applicable Senior Percentage plus,
                                                                            70% of the applicable Subordinate
                                                                            Percentage;

                                  February 2014 through January 2015        the applicable Senior Percentage plus,
                                                                            60% of the applicable Subordinate
                                                                            Percentage;

                                  February 2015 through January 2016        the applicable Senior Percentage plus,
                                                                            40% of the applicable Subordinate
                                                                            Percentage;

                                  February 2016 through January 2017        the applicable Senior Percentage plus,
                                                                            20% of the applicable Subordinate
                                                                            Percentage;

                                  February 2017 and thereafter              the applicable Senior Percentage;

--------------------------------------------------------------------------------------------------------------------

                                  provided, however,

                                  (i)   if on any Distribution Date the sum of
                                        the class balances of the Class A
                                        Certificates of an Aggregate Group
                                        divided by the aggregate principal
                                        balance of the related loan groups (the
                                        "Aggregate Senior Percentage") exceeds
                                        such percentage calculated as of the
                                        Closing Date, then the Senior Prepayment
                                        Percentage for each Loan Group for such
                                        Distribution Date will equal 100%,

                                  (ii)  if on any Distribution Date prior to the
                                        February 2009 Distribution Date, prior
                                        to giving effect to any distributions,
                                        the percentage equal to the aggregate
                                        class balance of an Aggregate Group
                                        Subordinate Certificates divided by the
                                        aggregate principal balance of the
                                        related loan groups (the "Aggregate
                                        Subordinate Percentage") is greater than
                                        or equal to twice such percentage
                                        calculated as of the Closing Date, then
                                        the Senior Prepayment Percentage for
                                        each Loan Group for that Distribution
                                        Date will equal the applicable Senior
                                        Percentage for each Loan Group plus 50%
                                        of the Subordinate Percentage for such
                                        Loan Group, and

                                  (iii) if on any Distribution Date on or after
                                        the February 2009 Distribution Date,
                                        prior to giving effect to any
                                        distributions, the Aggregate Subordinate
                                        Percentage is greater than or equal to
                                        twice such percentage calculated as of
                                        the Closing Date, then the Senior
                                        Prepayment Percentage for each Loan
                                        Group for that Distribution Date will
                                        equal the Senior Percentage for such
                                        Loan Group.

BANC OF AMERICA SECURITIES LLC
The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

                                                                              15

--------------------------------------------------------------------------------
BAFC 2006-A   $1,051,311,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Principal Amount:                 The Principal Amount for any Distribution Date
                                  and any Loan Group will equal the sum of (a)
                                  all monthly payments of principal due on each
                                  Mortgage Loan in such Loan Group on the
                                  related due date, (b) the principal portion of
                                  the purchase price (net of unreimbursed
                                  advances and other amounts as to which the
                                  Servicer is entitled to be reimbursed pursuant
                                  to the Pooling and Servicing Agreement) of
                                  each Mortgage Loan in such Loan Group that was
                                  repurchased by the Depositor pursuant to the
                                  Pooling and Servicing Agreement and received
                                  during the calendar month preceding the month
                                  of that Distribution Date, (c) any
                                  substitution adjustment payments (net of
                                  unreimbursed advances and other amounts as to
                                  which the Servicer is entitled to be
                                  reimbursed pursuant to the Pooling and
                                  Servicing Agreement) in connection with any
                                  defective Mortgage Loan in such Loan Group
                                  received during the calendar month preceding
                                  the month of that Distribution Date, (d) any
                                  liquidation proceeds (net of unreimbursed
                                  expenses and unreimbursed advances, if any)
                                  allocable to recoveries of principal of any
                                  Mortgage Loans in such Loan Group that are not
                                  yet liquidated Mortgage Loans received during
                                  the calendar month preceding the month of such
                                  Distribution Date, (e) with respect to each
                                  Mortgage Loan in such Loan Group that became a
                                  liquidated Mortgage Loan during the calendar
                                  month preceding the month of such Distribution
                                  Date, the amount of liquidation proceeds
                                  (other than any foreclosure profits net of
                                  unreimbursed expenses and unreimbursed
                                  advances, if any) allocable to principal
                                  received with respect to such Mortgage Loan
                                  during the calendar month preceding the month
                                  of such Distribution Date and (f) all
                                  Principal Prepayments on any Mortgage Loans in
                                  such Loan Group received during the calendar
                                  month preceding the month of such Distribution
                                  Date.

Senior Principal Distribution     The Senior Principal Distribution Amount for a
Amount:                           Loan Group for any Distribution Date will
                                  equal the sum of (i) the Senior Percentage for
                                  such Loan Group of all amounts described in
                                  clauses (a) through (d) of the definition of
                                  "Principal Amount" for such Loan Group and
                                  such Distribution Date and (ii) the Senior
                                  Prepayment Percentage of the amounts described
                                  in clauses (e) and (f) of the definition of
                                  "Principal Amount" for such Loan Group and
                                  such Distribution Date subject to certain
                                  reductions due to losses.

Subordinate Principal             The Subordinate Principal Distribution Amount
 Distribution  Amount:            for a Loan Group for any Distribution Date
                                  will equal the sum of (i) the Subordinate
                                  Percentage for such Loan Group of the amounts
                                  described in clauses (a) through (d) of the
                                  definition of "Principal Amount" for such Loan
                                  Group and such Distribution Date and (ii) the
                                  Subordinate Prepayment Percentage for such
                                  Loan Group of the amounts described in clauses
                                  (e) and (f) of the definition of "Principal
                                  Amount" for such Loan Group and such
                                  Distribution Date.
--------------------------------------------------------------------------------

BANC OF AMERICA SECURITIES LLC
The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

                                                                              16

--------------------------------------------------------------------------------
BAFC 2006-A   $1,051,311,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  AGGREGATE GROUP 1 PRELIMINARY CREDIT SUPPORT
--------------------------------------------------------------------------------
The Class 1-B Certificates provide credit support for Loan Group 1. In addition, under certain circumstances principal otherwise payable to the Class 1-B
Certificates will be paid to the related Class A Certificates. Please see the diagram below. Additional credit enhancement is provided by the allocation of all principal prepayments and certain liquidation proceeds to the related Class
A Certificates, subject to certain exceptions, for the first seven years and the disproportionately greater allocation of prepayments to the related Class A
Certificates over the following four years. The disproportionate allocation of prepayments will accelerate the amortization of the related Class A Certificates relative to the amortization of the Aggregate Group 1 Subordinate Certificates.
As a result, the credit support percentage for the related Class A Certificates should be maintained and may be increased during the first eleven years.
--------------------------------------------------------------------------------

Subordination of Class 1-B Certificates

                      -------------------------------------
                          Class A in Aggregate Group 1
                             Credit Support (2.75%)
                      -------------------------------------
                                   Class 1-B-1
                             Credit Support (1.30%)
                      -------------------------------------
                                   Class 1-B-2
                             Credit Support (0.80%)
                      -------------------------------------
   Priority of                     Class 1-B-3                   Order of
   Payment                   Credit Support (0.50%)              Loss
                      -------------------------------------
                                   Class 1-B-4
                             Credit Support (0.30%)
                      -------------------------------------
                                   Class 1-B-5
                             Credit Support (0.15%)
                      -------------------------------------
                                   Class 1-B-6
                             Credit Support (0.00%)
                      -------------------------------------

--------------------------------------------------------------------------------
                      PRELIMINARY PRIORITY OF DISTRIBUTIONS
--------------------------------------------------------------------------------
Distributions to the Class A Certificates in Aggregate Group 1 and the Class 1-B
Certificates will be made on each Distribution Date from the Pool Distribution
Amount in the following order of priority:
--------------------------------------------------------------------------------

Preliminary Priority of Distributions

         --------------------------------------------------------------
                         First, to the Master Servicer;
         --------------------------------------------------------------
                                        |
         --------------------------------------------------------------
               Second, to the related Class A Certificates of each
                Loan Group in Aggregate Group 1 to pay Interest;
         --------------------------------------------------------------
                                        |
         --------------------------------------------------------------
               Third, to the related Class A Certificates of each
                Loan Group in Aggregate Group 1 to pay Principal;
         --------------------------------------------------------------
                                        |
         --------------------------------------------------------------
               Fourth, sequentially, to each class of Subordinate
              Certificates in Aggregate Group 1 to pay Interest and
             Principal in the order of numerical class designations,
            beginning with Class 1-B-1 Certificates, until each class
                              balance is zero; and
         --------------------------------------------------------------
                                        |
         --------------------------------------------------------------
           Fifth, to the residual certificate, any remaining amounts.
         --------------------------------------------------------------

BANC OF AMERICA SECURITIES LLC
The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

                                                                              17

--------------------------------------------------------------------------------
BAFC 2006-A   $1,051,311,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  AGGREGATE GROUP 2 PRELIMINARY CREDIT SUPPORT
--------------------------------------------------------------------------------
The Class 2-B Certificates are cross-collateralized and provide credit support for all Loan Groups in Aggregate Group 2. The outstanding balances of the Class
2-B Certificates could be reduced to zero as a result of a disproportionate amount of Realized Losses on the Mortgage Loans in any Loan Group within
Aggregate Group 2. In addition, under certain circumstances principal otherwise payable to the Class 2-B Certificates will be paid to the related Class A
Certificates within Aggregate Group 2. Please see the diagram below. Additional credit enhancement is provided by the allocation of all principal prepayments and certain liquidation proceeds to the related Class A Certificates within
Aggregate Group 2, subject to certain exceptions, for the first seven years and the disproportionately greater allocation of prepayments to the related Class A
Certificates within Aggregate Group 2 over the following four years. The disproportionate allocation of prepayments will accelerate the amortization of the related Class A Certificates within Aggregate Group 2 relative to the amortization of the Aggregate Group 2 Subordinate Certificates. As a result, the credit support percentage for the related Class A Certificates within Aggregate
Group 2 should be maintained and may be increased during the first eleven years.
--------------------------------------------------------------------------------

Subordination of Class 2-B Certificates

                      -------------------------------------
                          Class A in Aggregate Group 2
                             Credit Support (6.50%)
                      -------------------------------------
                                   Class 2-B-1
                             Credit Support (3.50%)
                      -------------------------------------
                                   Class 2-B-2
                             Credit Support (2.40%)
                      -------------------------------------
   Priority of                     Class 2-B-3                   Order of
     Payment                 Credit Support (1.60%)              Loss
                      -------------------------------------
                                   Class 2-B-4
                             Credit Support (0.95%)
                      -------------------------------------
                                   Class 2-B-5
                             Credit Support (0.40%)
                      -------------------------------------
                                   Class 2-B-6
                             Credit Support (0.00%)
                      -------------------------------------

--------------------------------------------------------------------------------
                      PRELIMINARY PRIORITY OF DISTRIBUTIONS
--------------------------------------------------------------------------------
Distributions to the related Class A Certificates of each Loan Group in
Aggregate Group 2 and the Class 2-B Certificates will be made on each
Distribution Date from the Pool Distribution Amount for such Loan Group in the following order of priority:
--------------------------------------------------------------------------------

Preliminary Priority of Distributions

         --------------------------------------------------------------
                         First, to the Master Servicer;
         --------------------------------------------------------------
                                        |
         --------------------------------------------------------------
               Second, to the related Class A Certificates of each
                Loan Group in Aggregate Group 2 to pay Interest;
         --------------------------------------------------------------
                                       |
         --------------------------------------------------------------
               Third, to the related Class A Certificates of each
                Loan Group in Aggregate Group 2 to pay Principal;
         --------------------------------------------------------------
                                        |
         --------------------------------------------------------------
               Fourth, sequentially, to each class of Subordinate
              Certificates in Aggregate Group 2 to pay Interest and
             Principal in the order of numerical class designations,
            beginning with Class 2-B-1 Certificates, until each class
                              balance is zero; and
         --------------------------------------------------------------
                                        |
         --------------------------------------------------------------
           Fifth, to the residual certificate, any remaining amounts.
         --------------------------------------------------------------

BANC OF AMERICA SECURITIES LLC
The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

                                                                              18

--------------------------------------------------------------------------------
BAFC 2006-A   $1,051,311,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  AGGREGATE GROUP 3 PRELIMINARY CREDIT SUPPORT
--------------------------------------------------------------------------------
The Class 3-B Certificates are cross-collateralized and provide credit support for all Loan Groups in Aggregate Group 3. The outstanding balances of the Class
3-B Certificates could be reduced to zero as a result of a disproportionate amount of Realized Losses on the Mortgage Loans in any Loan Group within
Aggregate Group 3. In addition, under certain circumstances principal otherwise payable to the Class 3-B Certificates will be paid to the related Class A
Certificates within Aggregate Group 3. Please see the diagram below. Additional credit enhancement is provided by the allocation of all principal prepayments and certain liquidation proceeds to the related Class A Certificates within
Aggregate Group 3, subject to certain exceptions, for the first seven years and the disproportionately greater allocation of prepayments to the related Class A
Certificates within Aggregate Group 3 over the following four years. The disproportionate allocation of prepayments will accelerate the amortization of the related Class A Certificates within Aggregate Group 3 relative to the amortization of the Aggregate Group 3 Subordinate Certificates. As a result, the credit support percentage for the related Class A Certificates within Aggregate
Group 3 should be maintained and may be increased during the first eleven years.
--------------------------------------------------------------------------------

Subordination of Class 3-B Certificates

                      -------------------------------------
                          Class A in Aggregate Group 3
                             Credit Support (3.75%)
                      -------------------------------------
                                   Class 3-B-1
                             Credit Support (1.60%)
                      -------------------------------------
                                   Class 3-B-2
                             Credit Support (1.00%)
                      -------------------------------------
   Priority of                     Class 3-B-3                  Order of
     Payment                 Credit Support (0.60%)             Loss
                      -------------------------------------
                                   Class 3-B-4
                             Credit Support (0.40%)
                      -------------------------------------
                                   Class 3-B-5
                             Credit Support (0.20%)
                      -------------------------------------
                                   Class 3-B-6
                             Credit Support (0.00%)
                      -------------------------------------

--------------------------------------------------------------------------------
                      PRELIMINARY PRIORITY OF DISTRIBUTIONS
--------------------------------------------------------------------------------
Distributions to the related Class A Certificates of each Loan Group in
Aggregate Group 3 and the Class 3-B Certificates will be made on each
Distribution Date from the Pool Distribution Amount for such Loan Group in the following order of priority:
--------------------------------------------------------------------------------

Preliminary Priority of Distributions

         --------------------------------------------------------------
                         First, to the Master Servicer;
         --------------------------------------------------------------
                                        |
         --------------------------------------------------------------
               Second, to the related Class A Certificates of each
                Loan Group in Aggregate Group 3 to pay Interest;
         --------------------------------------------------------------
                                       |
         --------------------------------------------------------------
               Third, to the related Class A Certificates of each
                Loan Group in Aggregate Group 3 to pay Principal;
         --------------------------------------------------------------
                                       |
         --------------------------------------------------------------
               Fourth, sequentially, to each class of Subordinate
              Certificates in Aggregate Group 3 to pay Interest and
             Principal in the order of numerical class designations,
            beginning with Class 3-B-1 Certificates, until each class
                              balance is zero; and
         --------------------------------------------------------------
                                        |

BANC OF AMERICA SECURITIES LLC
The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

                                                                              19

--------------------------------------------------------------------------------
BAFC 2006-A   $1,051,311,000 (approximate)
--------------------------------------------------------------------------------

         --------------------------------------------------------------
           Fifth, to the residual certificate, any remaining amounts.
         --------------------------------------------------------------

BANC OF AMERICA SECURITIES LLC
The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

                                                                              20

--------------------------------------------------------------------------------
BAFC 2006-A   $1,051,311,000 (approximate)
--------------------------------------------------------------------------------

                For a more detailed description of the Collateral
                      please see the Collateral Appendix.

  For a more detailed description of the Sponsor, Master Servicer, any Servicer who represents 20% or more of a given Loan Group or the total pool, any
    Originator who represents 20% or more of a given Loan Group or the total pool, Risk Factors specific to this transaction, static pool information or the BAFC Base Prospectus please see the Disclosure Supplement to this Term Sheet.

BANC OF AMERICA SECURITIES LLC
The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

                                                                              21

                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------

                 MBS NEW ISSUE TERM SHEET - COLLATERAL APPENDIX

                       BANC OF AMERICA FUNDING CORPORATION
                                    DEPOSITOR

                      BANC OF AMERICA FUNDING 2006-A TRUST
                                 ISSUING ENTITY

                MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-A
                          $1,051,311,000 (APPROXIMATE)

                                JANUARY 17, 2006

--------------------------------------------------------------------------------
The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[GRAPHIC OMITTED]                 BANC OF AMERICA FUNDING CORPORATION
                            Mortgage Pass-Through Certificates, Series 2006-A
                                       $1,051,311,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           GROUP 1 COLLATERAL SUMMARY
--------------------------------------------------------------------------------
DESCRIPTION OF THE MORTGAGE LOANS
---------------------------------
The Group 1 Mortgage Loans consist of One-Year CMT based Relationship ARMs secured by first lien, one-to-four family residential properties. The Mortgage
Loans have a fixed interest rate for the first 5 years after origination and thereafter the Mortgage Loans have a variable interest rate. Of the Mortgage
Loans, 84.98% require only the payment of interest until the 61st or 121st payment. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. All of the mortgage interest rates will be indexed to the One-Year CMT and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year CMT will be the weekly average yield on United States Treasury Securities adjusted to a constant maturity of one year, as made available by the Federal Reserve Board, published in Federal Reserve Statistical Release H.15 (519) and most recently available as of the date 45 days before the applicable Adjustment Date. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which range from
7.750% to 11.250%. The effective minimum interest rate for substantially all of the Mortgage Loans will be each Mortgage Loan's respective Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.
--------------------------------------------------------------------------------
The approximate collateral statistics for the Mortgage Loans are listed below as of the Cut-off Date. The balances and percentages may not be exact due to rounding.
--------------------------------------------------------------------------------

                                                                   COLLATERAL SUMMARY             RANGE (IF APPLICABLE)
                                                                   ------------------             ---------------------

TOTAL OUTSTANDING LOAN BALANCE                                         $385,437,820
TOTAL NUMBER OF LOANS                                                            527
AVERAGE LOAN PRINCIPAL BALANCE                                              $731,381                  $72,354 to $6,250,000
WA GROSS COUPON                                                               4.881%                       2.750% to 5.625%
WA FICO                                                                          747                             617 to 817
WA ORIGINAL TERM                                                          360 months
WA REMAINING TERM                                                         353 months                      321 to 359 months
WA OLTV                                                                       64.51%                        5.47% to 95.00%
WA DTI                                                                        29.51%                        1.62% to 59.82%
WA MONTHS TO FIRST RATE ADJUSTMENT DATE                                    53 months                        21 to 59 months
WA GROSS MARGIN                                                               2.750%
WA RATE CEILING                                                               9.891%                      7.750% to 11.250%
GEOGRAPHIC CONCENTRATION OF MORTGAGED PROPERTIES (TOP 5         CA            71.16%
STATES) BASED ON THE AGGREGATE STATED PRINCIPAL BALANCE         AZ             3.11%
                                                                NV             2.99%
                                                                WA             2.58%
                                                                NY             2.31%

--------------------------------------------------------------------------------

                                                                               2
BANC OF AMERICA SECURITIES LLC
The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
[GRAPHIC OMITTED]                 BANC OF AMERICA FUNDING CORPORATION
                            Mortgage Pass-Through Certificates, Series 2006-A
                                       $1,051,311,000 (approximate)
--------------------------------------------------------------------------------

       OCCUPANCY OF MORTGAGED PROPERTIES OF THE GROUP 1 MORTGAGE LOANS (1)

----------------------------------------------------------------------------------------------------
                                                             AGGREGATE                 % OF
                                    NUMBER OF             STATED PRINCIPAL         CUT-OFF DATE
                                    MORTGAGE                BALANCE AS OF         POOL PRINCIPAL
         OCCUPANCY                    LOANS                 CUT-OFF DATE              BALANCE
----------------------------------------------------------------------------------------------------

Primary Residence                      438                $336,303,983.47             87.25%
Second Home                             89                  49,133,836.86             12.75
----------------------------------------------------------------------------------------------------
TOTAL:                                 527                $385,437,820.33            100.00%
====================================================================================================

(1)      Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  PROPERTY TYPES OF THE GROUP 1 MORTGAGE LOANS

----------------------------------------------------------------------------------------------------
                                                              AGGREGATE                 % OF
                                    NUMBER OF              STATED PRINCIPAL         CUT-OFF DATE
                                    MORTGAGE                BALANCE AS OF         POOL PRINCIPAL
       PROPERTY TYPE                  LOANS                 CUT-OFF DATE               BALANCE
----------------------------------------------------------------------------------------------------

Single Family Residence                428                $335,587,151.49             87.07%
Condominium                            88                  42,440,894.83               11.01
2-Family                                8                   5,644,774.01               1.46
Cooperative                             3                   1,765,000.00               0.46
----------------------------------------------------------------------------------------------------
TOTAL:                                 527                $385,437,820.33             100.00%
====================================================================================================

               MORTGAGE LOAN PURPOSE OF THE GROUP 1 MORTGAGE LOANS

----------------------------------------------------------------------------------------------------
                                                             AGGREGATE                 % OF
                                    NUMBER OF              STATED PRINCIPAL         CUT-OFF DATE
                                    MORTGAGE                BALANCE AS OF         POOL PRINCIPAL
          PURPOSE                     LOANS                 CUT-OFF DATE               BALANCE
----------------------------------------------------------------------------------------------------

Purchase                               283                $193,235,909.39             50.13%
Refinance-Rate/Term                    133                 104,980,723.22              27.24
Refinance-Cashout                      111                 87,221,187.72               22.63
----------------------------------------------------------------------------------------------------
TOTAL:                                 527                $385,437,820.33             100.00%
====================================================================================================

                                                                               3
BANC OF AMERICA SECURITIES LLC
The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
[GRAPHIC OMITTED]                 BANC OF AMERICA FUNDING CORPORATION
                            Mortgage Pass-Through Certificates, Series 2006-A
                                       $1,051,311,000 (approximate)
--------------------------------------------------------------------------------

              GEOGRAPHICAL DISTRIBUTION OF THE MORTGAGE PROPERTIES
                        OF THE GROUP 1 MORTGAGE LOANS (1)

----------------------------------------------------------------------------------------------------
                                                             AGGREGATE                 % OF
                                     NUMBER OF            STATED PRINCIPAL         CUT-OFF DATE
                                     MORTGAGE               BALANCE AS OF         POOL PRINCIPAL
       GEOGRAPHIC AREA                LOANS                 CUT-OFF DATE              BALANCE
----------------------------------------------------------------------------------------------------

California                             358                $274,267,790.21             71.16%
Arizona                                 21                 12,000,222.20               3.11
Nevada                                  20                 11,532,378.82               2.99
Washington                              16                  9,935,211.52               2.58
New York                                12                  8,919,975.62               2.31
Florida                                 8                   7,547,169.79               1.96
Colorado                                9                   7,288,601.24               1.89
Hawaii                                  6                   5,648,612.50               1.47
Massachusetts                           5                   5,063,250.00               1.31
Texas                                   7                   4,928,517.25               1.28
Oregon                                  9                   4,717,486.03               1.22
Minnesota                               10                  4,453,165.99               1.16
Utah                                    4                   2,713,268.28               0.70
Virginia                                4                   2,658,004.07               0.69
Maryland                                2                   2,323,454.79               0.60
Iowa                                    3                   2,321,479.53               0.60
New Jersey                              4                   2,260,674.94               0.59
Georgia                                 3                   2,056,894.69               0.53
Pennsylvania                            2                   1,750,000.00               0.45
Illinois                                3                   1,586,865.28               0.41
New Mexico                              2                   1,303,464.87               0.34
Idaho                                   2                   1,067,921.70               0.28
Connecticut                             1                   1,000,000.00               0.26
Montana                                 1                   1,000,000.00               0.26
Vermont                                 1                   1,000,000.00               0.26
Wisconsin                               1                    988,338.02                0.26
Kansas                                  2                    812,029.89                0.21
Michigan                                2                    665,179.16                0.17
Nebraska                                1                    650,000.00                0.17
Missouri                                1                    512,154.37                0.13
North Carolina                          1                    497,392.97                0.13
South Carolina                          1                    444,716.60                0.12
Oklahoma                                1                    412,000.00                0.11
Ohio                                    1                    357,600.00                0.09
Indiana                                 1                    348,000.00                0.09
Wyoming                                 1                    224,000.00                0.06
Alaska                                  1                    182,000.00                0.05
----------------------------------------------------------------------------------------------------
TOTAL:                                 527                $385,437,820.33             100.00%
====================================================================================================

(1)      As of the Cut-off Date, no more than approximately 2.53% of the Group 1
         Mortgage Loans are expected to be secured by mortgaged properties in any one five-digit postal zip code.

                                                                               4
BANC OF AMERICA SECURITIES LLC
The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
[GRAPHIC OMITTED]                 BANC OF AMERICA FUNDING CORPORATION
                            Mortgage Pass-Through Certificates, Series 2006-A
                                       $1,051,311,000 (approximate)
--------------------------------------------------------------------------------

   CURRENT MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP 1 MORTGAGE LOANS (1)

----------------------------------------------------------------------------------------------------
                                                             AGGREGATE                 % OF
                                     NUMBER OF             STATED PRINCIPAL         CUT-OFF DATE
   CURRENT MORTGAGE LOAN             MORTGAGE               BALANCE AS OF         POOL PRINCIPAL
   PRINCIPAL BALANCES ($)              LOANS                CUT-OFF DATE              BALANCE
----------------------------------------------------------------------------------------------------

50,000.01 - 100,000.00                  1                    $72,354.05                0.02%
100,000.01 - 150,000.00                 3                    420,745.45                0.11
150,000.01 - 200,000.00                 15                  2,691,909.13               0.70
200,000.01 - 250,000.00                 23                  5,214,517.39               1.35
250,000.01 - 300,000.00                 26                  7,172,223.04               1.86
300,000.01 - 350,000.00                 26                  8,517,218.11               2.21
350,000.01 - 400,000.00                 32                 12,089,421.62               3.14
400,000.01 - 450,000.00                 35                 15,082,709.70               3.91
450,000.01 - 500,000.00                 45                 21,705,050.98               5.63
500,000.01 - 550,000.00                 30                 15,804,980.26               4.10
550,000.01 - 600,000.00                 28                 16,264,546.53               4.22
600,000.01 - 650,000.00                 35                 22,129,510.63               5.74
650,000.01 - 700,000.00                 19                 12,888,459.73               3.34
700,000.01 - 750,000.00                 18                 13,175,100.14               3.42
750,000.01 - 800,000.00                 20                 15,575,373.14               4.04
800,000.01 - 850,000.00                 8                   6,644,443.73               1.72
850,000.01 - 900,000.00                 21                 18,565,983.27               4.82
900,000.01 - 950,000.00                 13                 12,090,965.00               3.14
950,000.01 - 1,000,000.00               64                 63,642,813.94               16.51
1,000,000.01 - 1,500,000.00             38                 50,195,848.25               13.02
1,500,000.01 - 2,000,000.00             18                 32,931,870.71               8.54
2,000,000.01 - 2,500,000.00             2                   4,425,000.00               1.15
2,500,000.01 - 3,000,000.00             3                   8,386,775.53               2.18
3,000,000.01 over                       4                  19,750,000.00               5.12
----------------------------------------------------------------------------------------------------
TOTAL:                                 527                $385,437,820.33             100.00%
====================================================================================================

(1)      As of the Cut-off Date, the average outstanding principal balance of the Group 1 Mortgage Loans is expected to be approximately $731,381.

                                                                               5
BANC OF AMERICA SECURITIES LLC
The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
[GRAPHIC OMITTED]                 BANC OF AMERICA FUNDING CORPORATION
                            Mortgage Pass-Through Certificates, Series 2006-A
                                       $1,051,311,000 (approximate)
--------------------------------------------------------------------------------

         ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP 1 MORTGAGE LOANS (1)

----------------------------------------------------------------------------------------------------
                                                             AGGREGATE                 % OF
                                     NUMBER OF            STATED PRINCIPAL         CUT-OFF DATE
   ORIGINAL LOAN-TO-VALUE            MORTGAGE               BALANCE AS OF         POOL PRINCIPAL
         RATIOS (%)                    LOANS                CUT-OFF DATE              BALANCE
----------------------------------------------------------------------------------------------------

5.01 - 10.00                            3                  $1,210,500.00               0.31%
10.01 - 15.00                           2                   2,425,000.00               0.63
15.01 - 20.00                           7                   4,203,834.81               1.09
20.01 - 25.00                           6                   3,033,257.69               0.79
25.01 - 30.00                           6                   2,733,083.78               0.71
30.01 - 35.00                           11                  7,442,020.17               1.93
35.01 - 40.00                           12                  7,361,380.80               1.91
40.01 - 45.00                           17                 12,669,680.55               3.29
45.01 - 50.00                           22                 22,638,988.79               5.87
50.01 - 55.00                           20                 18,203,985.55               4.72
55.01 - 60.00                           40                 48,135,909.95               12.49
60.01 - 65.00                           43                 43,331,478.72               11.24
65.01 - 70.00                           59                 53,599,432.15               13.91
70.01 - 75.00                           76                 53,215,505.52               13.81
75.01 - 80.00                          201                 104,344,486.57              27.07
85.01 - 90.00                           1                    251,910.00                0.07
90.01 - 95.00                           1                    637,365.28                0.17
----------------------------------------------------------------------------------------------------
TOTAL:                                 527                $385,437,820.33             100.00%
====================================================================================================

(1)  As of the Cut-off Date, the weighted average Loan-to-Value Ratio at origination of the Group 1 Mortgage Loans is expected to be approximately
     64.51%.

        CURRENT MORTGAGE INTEREST RATES OF THE GROUP 1 MORTGAGE LOANS (1)

----------------------------------------------------------------------------------------------------
                                                              AGGREGATE                 % OF
                                     NUMBER OF             STATED PRINCIPAL         CUT-OFF DATE
  CURRENT MORTGAGE INTEREST          MORTGAGE               BALANCE AS OF         POOL PRINCIPAL
          RATES (%)                    LOANS                CUT-OFF DATE              BALANCE
----------------------------------------------------------------------------------------------------

less than 3.000                         1                   $999,900.00                0.26%
3.751 - 4.000                           4                   2,651,181.75               0.69
4.001 - 4.250                           8                   7,267,416.67               1.89
4.251 - 4.500                           41                 30,320,842.45               7.87
4.501 - 4.750                          107                 80,031,878.54               20.76
4.751 - 5.000                          214                 159,226,008.24              41.31
5.001 - 5.250                          151                 104,686,690.81              27.16
5.501 - 5.750                           1                    253,901.87                0.07
----------------------------------------------------------------------------------------------------
TOTAL:                                 527                $385,437,820.33             100.00%
====================================================================================================

(1)      As of the Cut-off Date, the weighted average Current Mortgage Interest
         Rate of the Group 1 Mortgage Loans is expected to be approximately
         4.881% per annum.

                                                                               6
BANC OF AMERICA SECURITIES LLC
The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
[GRAPHIC OMITTED]                 BANC OF AMERICA FUNDING CORPORATION
                            Mortgage Pass-Through Certificates, Series 2006-A
                                       $1,051,311,000 (approximate)
--------------------------------------------------------------------------------

                 GROSS MARGINS OF THE GROUP 1 MORTGAGE LOANS (1)

----------------------------------------------------------------------------------------------------
                                                             AGGREGATE                 % OF
                                    NUMBER OF             STATED PRINCIPAL         CUT-OFF DATE
                                     MORTGAGE               BALANCE AS OF         POOL PRINCIPAL
      GROSS MARGIN (%)                LOANS                CUT-OFF DATE              BALANCE
----------------------------------------------------------------------------------------------------

2.501 - 2.750                          527                $385,437,820.33             100.00%
----------------------------------------------------------------------------------------------------
TOTAL:                                 527                $385,437,820.33             100.00%
====================================================================================================

(1)      As of the Cut-off Date, the weighted average Gross Margin of the Group
         1 Mortgage Loans is expected to be approximately 2.750% per annum.

                 RATE CEILINGS OF THE GROUP 1 MORTGAGE LOANS (1)

----------------------------------------------------------------------------------------------------
                                                         AGGREGATE                   % OF
                                    NUMBER OF         STATED PRINCIPAL         CUT-OFF DATE
                                     MORTGAGE           BALANCE AS OF         POOL PRINCIPAL
      RATE CEILINGS (%)               LOANS             CUT-OFF DATE               BALANCE
----------------------------------------------------------------------------------------------------

less than 8.000                         1                   $999,900.00                0.26%
8.751 - 9.000                           4                   2,651,181.75               0.69
9.001 - 9.250                           8                   7,267,416.67               1.89
9.251 - 9.500                           41                 30,320,842.45               7.87
9.501 - 9.750                          107                 80,031,878.54               20.76
9.751 - 10.000                         214                 159,226,008.24              41.31
10.001 - 10.250                        144                 100,776,750.44              26.15
10.501 - 10.750                         1                    253,901.87                0.07
11.001 - 11.250                         7                   3,909,940.37               1.01
----------------------------------------------------------------------------------------------------
TOTAL:                                 527                $385,437,820.33             100.00%
====================================================================================================

(1)      As of the Cut-off Date, the weighted average Rate Ceiling of the Group
         1 Mortgage Loans is expected to be approximately 9.891% per annum.

                                                                               7
BANC OF AMERICA SECURITIES LLC
The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
[GRAPHIC OMITTED]                 BANC OF AMERICA FUNDING CORPORATION
                            Mortgage Pass-Through Certificates, Series 2006-A
                                       $1,051,311,000 (approximate)
--------------------------------------------------------------------------------

          FIRST RATE ADJUSTMENT DATE OF THE GROUP 1 MORTGAGE LOANS (1)

----------------------------------------------------------------------------------------------------
                                                              AGGREGATE                % OF
                                    NUMBER OF              STATED PRINCIPAL         CUT-OFF DATE
        FIRST RATE                   MORTGAGE                BALANCE AS OF         POOL PRINCIPAL
      ADJUSTMENT DATE                 LOANS                  CUT-OFF DATE              BALANCE
----------------------------------------------------------------------------------------------------

October 1, 2007                        3                   $1,949,862.74               0.51%
November 1, 2007                       1                     501,942.44                0.13
December 1, 2007                       1                     954,040.20                0.25
January 1, 2008                        2                     504,094.99                0.13
February 1, 2008                       1                     580,033.37                0.15
March 1, 2008                          3                    1,295,776.01               0.34
April 1, 2008                          3                    2,061,395.79               0.53
June 1, 2008                           1                     907,543.49                0.24
September 1, 2008                      1                     384,146.85                0.10
November 1, 2008                       3                    1,862,929.43               0.48
December 1, 2008                       3                    2,647,557.11               0.69
April 1, 2009                          1                    1,850,000.00               0.48
May 1, 2009                            2                    2,428,000.00               0.63
June 1, 2009                           2                    6,306,308.42               1.64
July 1, 2009                           4                    1,922,616.38               0.50
August 1, 2009                         3                    1,965,793.32               0.51
September 1, 2009                      3                    2,782,506.36               0.72
October 1, 2009                        4                    2,375,432.60               0.62
November 1, 2009                       7                    5,277,158.48               1.37
December 1, 2009                       3                    2,552,239.95               0.66
January 1, 2010                        3                    3,084,477.54               0.80
February 1, 2010                       4                    3,247,029.89               0.84
March 1, 2010                          1                    1,300,000.00               0.34
April 1, 2010                          23                  16,952,572.60               4.40
May 1, 2010                            18                  13,549,498.48               3.52
June 1, 2010                           20                  19,245,680.53               4.99
July 1, 2010                           13                   8,508,986.47               2.21
August 1, 2010                         84                  57,742,394.80               14.98
September 1, 2010                     220                  155,104,204.86              40.24
October 1, 2010                        78                  58,280,615.23               15.12
November 1, 2010                       11                   6,976,982.00               1.81
December 1, 2010                       1                     336,000.00                0.09
----------------------------------------------------------------------------------------------------
TOTAL:                                527                 $385,437,820.33             100.00%
====================================================================================================

(1)      As of the Cut-off Date, the weighted average number of months to the
         First Rate Adjustment Date for the Group 1 Mortgage Loans is expected to be approximately 53 months.

                                                                               8
BANC OF AMERICA SECURITIES LLC
The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
[GRAPHIC OMITTED]                 BANC OF AMERICA FUNDING CORPORATION
                            Mortgage Pass-Through Certificates, Series 2006-A
                                       $1,051,311,000 (approximate)
--------------------------------------------------------------------------------

                REMAINING TERMS OF THE GROUP 1 MORTGAGE LOANS (1)

----------------------------------------------------------------------------------------------------
                                                             AGGREGATE                 % OF
                                   NUMBER OF              STATED PRINCIPAL         CUT-OFF DATE
                                    MORTGAGE                BALANCE AS OF         POOL PRINCIPAL
  REMAINING TERM (MONTHS)            LOANS                  CUT-OFF DATE              BALANCE
----------------------------------------------------------------------------------------------------

321 - 340                              25                  $17,927,322.42              4.65%
341 - 360                             502                  367,510,497.91              95.35
----------------------------------------------------------------------------------------------------
TOTAL:                                527                 $385,437,820.33             100.00%
====================================================================================================

(1)      As of the Cut-off Date, the weighted average remaining term to stated
         maturity of the Group 1 Mortgage Loans is expected to be approximately
         353 months.

         CREDIT SCORING OF MORTGAGORS OF THE GROUP 1 MORTGAGE LOANS (1)

----------------------------------------------------------------------------------------------------
                                                            AGGREGATE                 % OF
                                   NUMBER OF             STATED PRINCIPAL         CUT-OFF DATE
                                    MORTGAGE               BALANCE AS OF         POOL PRINCIPAL
       CREDIT SCORES                 LOANS                 CUT-OFF DATE              BALANCE
----------------------------------------------------------------------------------------------------

801 - 850                              37                  $26,675,072.77              6.92%
751 - 800                             232                  165,655,753.94              42.98
701 - 750                             172                  129,417,841.44              33.58
651 - 700                              77                  59,635,352.13               15.47
601 - 650                              7                    2,643,321.08               0.69
Not Scored                             2                    1,410,478.97               0.37
----------------------------------------------------------------------------------------------------
TOTAL:                                527                 $385,437,820.33             100.00%
====================================================================================================

(1)      The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
         (Beacon) and TransUnion (Empirica).

                                                                               9
BANC OF AMERICA SECURITIES LLC
The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
[GRAPHIC OMITTED]                 BANC OF AMERICA FUNDING CORPORATION
                            Mortgage Pass-Through Certificates, Series 2006-A
                                       $1,051,311,000 (approximate)
--------------------------------------------------------------------------------

      DEBT-TO-INCOME RATIO OF MORTGAGORS OF THE GROUP 1 MORTGAGE LOANS (1)

----------------------------------------------------------------------------------------------------
                                                             AGGREGATE                % OF
                                   NUMBER OF             STATED PRINCIPAL         CUT-OFF DATE
                                    MORTGAGE               BALANCE AS OF         POOL PRINCIPAL
   DEBT-TO-INCOME RATIOS             LOANS                 CUT-OFF DATE             BALANCE
----------------------------------------------------------------------------------------------------

1.01 - 5.00                            4                  $ 2,500,000.00               0.65%
5.01 - 10.00                           24                  23,832,711.46               6.18
10.01 - 15.00                          37                  30,381,533.77               7.88
15.01 - 20.00                          39                  32,384,047.57               8.40
20.01 - 25.00                          63                  46,576,879.44               12.08
25.01 - 30.00                          75                  52,977,879.54               13.74
30.01 - 35.00                          85                  58,270,152.24               15.12
35.01 - 40.00                          83                  66,225,887.13               17.18
40.01 - 45.00                          54                  31,516,352.98               8.18
45.01 - 50.00                          44                  28,231,846.53               7.32
50.01 - 55.00                          14                   9,468,932.89               2.46
55.01 - 60.00                          5                    3,071,596.78               0.80
----------------------------------------------------------------------------------------------------
TOTAL:                                527                 $385,437,820.33             100.00%
====================================================================================================

(1)      As of the Cut-off Date, the weighted average Debt-to-Income Ratio of the Group 1 Mortgage Loans is expected to be approximately 29.51%.

                                                                              10
BANC OF AMERICA SECURITIES LLC
The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
[GRAPHIC OMITTED]                 BANC OF AMERICA FUNDING CORPORATION
                            Mortgage Pass-Through Certificates, Series 2006-A
                                       $1,051,311,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           GROUP 2 COLLATERAL SUMMARY
--------------------------------------------------------------------------------
DESCRIPTION OF THE MORTGAGE LOANS
---------------------------------

The Group 2 Mortgage Loans consist of One-Year and Six-Month LIBOR based ARMs secured by first lien, one-to-four family residential properties. The Mortgage
Loans have a fixed interest rate for the first 6 months, 1 year or 3 years after origination and thereafter the Mortgage Loans have a variable interest rate.
Approximately 78.04% of the Group 2 Mortgage Loans require only the payment of interest until the 61st or 121st payment. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. All of the mortgage interest rates will be indexed to One-Year or Six-Month LIBOR and will adjust to that index plus a certain number of basis points (the "Gross
Margin"). The One-Year and Six-Month LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The
One-Year and Six-Month LIBOR Index is the average of the interbank offered rates for one-month and six-month U.S. dollar-denominated deposits in the London
Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which range from
10.750% to 13.500%. The effective minimum interest rate for substantially all of the Mortgage Loans will be each Mortgage Loan's respective Gross Margin.

1.32% of the Group 2 Mortgage Loans are subject to a Prepayment Penalty.
--------------------------------------------------------------------------------
The approximate collateral statistics for the Mortgage Loans are listed below as of the Cut-off Date. The balances and percentages may not be exact due to rounding.
--------------------------------------------------------------------------------

                                                                   COLLATERAL SUMMARY             RANGE (IF APPLICABLE)
                                                                   ------------------             ---------------------

TOTAL OUTSTANDING LOAN BALANCE                                           $51,213,284
TOTAL NUMBER OF LOANS                                                            140
AVERAGE LOAN PRINCIPAL BALANCE                                              $365,809                  $42,473 to $1,625,000
WA GROSS COUPON                                                               5.845%                       3.625% to 7.500%
WA FICO                                                                          732                             623 to 817
WA ORIGINAL TERM                                                          360 months
WA REMAINING TERM                                                         356 months                      347 to 359 months
WA OLTV                                                                       75.99%                       49.83% to 95.00%
WA DTI                                                                        35.84%                        9.93% to 56.40%
WA MONTHS TO FIRST RATE ADJUSTMENT DATE                                    28 months                         1 to 35 months
WA GROSS MARGIN                                                               2.276%                       2.125% to 2.750%
WA RATE CEILING                                                              11.891%                     10.750% to 13.500%
GEOGRAPHIC CONCENTRATION OF MORTGAGED PROPERTIES (TOP 5         CA            38.39%
STATES) BASED ON THE AGGREGATE STATED PRINCIPAL BALANCE         FL            15.88%
                                                                CO             6.00%
                                                                SC             5.33%
                                                                IL             3.84%

--------------------------------------------------------------------------------

                                                                              11
BANC OF AMERICA SECURITIES LLC
The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
[GRAPHIC OMITTED]                 BANC OF AMERICA FUNDING CORPORATION
                            Mortgage Pass-Through Certificates, Series 2006-A
                                       $1,051,311,000 (approximate)
--------------------------------------------------------------------------------

       OCCUPANCY OF MORTGAGED PROPERTIES OF THE GROUP 2 MORTGAGE LOANS (1)

----------------------------------------------------------------------------------------------------
                                                             AGGREGATE                 % OF
                                   NUMBER OF              STATED PRINCIPAL         CUT-OFF DATE
                                    MORTGAGE                BALANCE AS OF         POOL PRINCIPAL
         OCCUPANCY                   LOANS                 CUT-OFF DATE               BALANCE
----------------------------------------------------------------------------------------------------

Primary Residence                      107                 $38,444,472.70             75.07%
Second Home                            27                   9,258,895.39               18.08
Investor Property                       6                   3,509,915.84               6.85
----------------------------------------------------------------------------------------------------
TOTAL:                                 140                 $51,213,283.93             100.00%
====================================================================================================

(1)      Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  PROPERTY TYPES OF THE GROUP 2 MORTGAGE LOANS

----------------------------------------------------------------------------------------------------
                                                            AGGREGATE                 % OF
                                   NUMBER OF             STATED PRINCIPAL         CUT-OFF DATE
                                    MORTGAGE               BALANCE AS OF         POOL PRINCIPAL
       PROPERTY TYPE                 LOANS                 CUT-OFF DATE              BALANCE
----------------------------------------------------------------------------------------------------

Single Family Residence                65                  $23,459,475.78             45.81%
PUD                                    28                  13,802,853.35               26.95
Condominium                            43                  12,950,743.02               25.29
3-Family                                1                    604,095.00                1.18
Townhouse                               2                    287,635.40                0.56
2-Family                                1                    108,481.38                0.21
----------------------------------------------------------------------------------------------------
TOTAL:                                 140                 $51,213,283.93             100.00%
====================================================================================================

               MORTGAGE LOAN PURPOSE OF THE GROUP 2 MORTGAGE LOANS

----------------------------------------------------------------------------------------------------
                                                            AGGREGATE                 % OF
                                   NUMBER OF             STATED PRINCIPAL         CUT-OFF DATE
                                    MORTGAGE               BALANCE AS OF         POOL PRINCIPAL
          PURPOSE                    LOANS                 CUT-OFF DATE              BALANCE
----------------------------------------------------------------------------------------------------

Purchase                               110                 $36,093,393.92             70.48%
Refinance-Rate/Term                    19                   8,887,107.38               17.35
Refinance-Cashout                      11                   6,232,782.63               12.17
----------------------------------------------------------------------------------------------------
TOTAL:                                 140                 $51,213,283.93             100.00%
====================================================================================================

                                                                              12
BANC OF AMERICA SECURITIES LLC
The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
[GRAPHIC OMITTED]                 BANC OF AMERICA FUNDING CORPORATION
                            Mortgage Pass-Through Certificates, Series 2006-A
                                       $1,051,311,000 (approximate)
--------------------------------------------------------------------------------

              GEOGRAPHICAL DISTRIBUTION OF THE MORTGAGE PROPERTIES
                        OF THE GROUP 2 MORTGAGE LOANS (1)

----------------------------------------------------------------------------------------------------
                                                            AGGREGATE                 % OF
                                    NUMBER OF            STATED PRINCIPAL         CUT-OFF DATE
                                     MORTGAGE              BALANCE AS OF         POOL PRINCIPAL
       GEOGRAPHIC AREA                LOANS                CUT-OFF DATE             BALANCE
----------------------------------------------------------------------------------------------------

California                              37                 $19,663,126.49             38.39%
Florida                                 23                  8,131,360.69               15.88
Colorado                                4                   3,074,903.03               6.00
South Carolina                          11                  2,730,434.81               5.33
Illinois                                7                   1,967,646.38               3.84
Arizona                                 5                   1,554,600.62               3.04
Virginia                                5                   1,430,053.96               2.79
Michigan                                3                   1,338,974.91               2.61
Minnesota                               2                   1,045,000.00               2.04
Vermont                                 1                    817,584.00                1.60
Wisconsin                               3                    810,473.00                1.58
Connecticut                             2                    702,881.38                1.37
New Jersey                              1                    700,000.00                1.37
Indiana                                 3                    618,800.00                1.21
New York                                1                    604,095.00                1.18
Texas                                   4                    570,156.00                1.11
New Mexico                              1                    552,000.00                1.08
Utah                                    2                    540,800.00                1.06
Nevada                                  2                    502,210.50                0.98
Montana                                 1                    440,000.00                0.86
Kansas                                  2                    390,396.83                0.76
Maryland                                2                    382,915.40                0.75
Missouri                                3                    368,807.99                0.72
Georgia                                 2                    365,861.43                0.71
Ohio                                    2                    362,806.18                0.71
North Carolina                          3                    287,220.98                0.56
Hawaii                                  1                    248,000.00                0.48
Iowa                                    2                    225,536.05                0.44
Pennsylvania                            1                    189,768.66                0.37
Massachusetts                           1                    176,800.00                0.35
North Dakota                            1                    150,400.00                0.29
Louisiana                               1                    145,000.00                0.28
Idaho                                   1                    124,669.64                0.24
----------------------------------------------------------------------------------------------------
TOTAL:                                 140                 $51,213,283.93             100.00%
====================================================================================================

(1)      As of the Cut-off Date, no more than approximately 4.24% of the Group 2
         Mortgage Loans are expected to be secured by mortgaged properties in any one five-digit postal zip code.

                                                                              13
BANC OF AMERICA SECURITIES LLC
The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
[GRAPHIC OMITTED]                 BANC OF AMERICA FUNDING CORPORATION
                            Mortgage Pass-Through Certificates, Series 2006-A
                                       $1,051,311,000 (approximate)
--------------------------------------------------------------------------------

   CURRENT MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP 2 MORTGAGE LOANS (1)

----------------------------------------------------------------------------------------------------
                                                              AGGREGATE                 % OF
                                     NUMBER OF             STATED PRINCIPAL         CUT-OFF DATE
   CURRENT MORTGAGE LOAN              MORTGAGE               BALANCE AS OF         POOL PRINCIPAL
   PRINCIPAL BALANCES ($)              LOANS                 CUT-OFF DATE              BALANCE
----------------------------------------------------------------------------------------------------

0.01 - 50,000.00                        1                    $42,473.00                0.08%
50,000.01 - 100,000.00                  4                    306,054.60                0.60
100,000.01 - 150,000.00                 29                  3,743,316.50               7.31
150,000.01 - 200,000.00                 14                  2,469,224.06               4.82
200,000.01 - 250,000.00                 20                  4,601,154.93               8.98
250,000.01 - 300,000.00                 11                  3,071,855.97               6.00
300,000.01 - 350,000.00                 6                   1,958,927.00               3.83
350,000.01 - 400,000.00                 4                   1,495,549.02               2.92
400,000.01 - 450,000.00                 10                  4,324,524.91               8.44
450,000.01 - 500,000.00                 13                  6,205,489.27               12.12
550,000.01 - 600,000.00                 4                   2,307,187.10               4.51
600,000.01 - 650,000.00                 6                   3,712,139.73               7.25
650,000.01 - 700,000.00                 4                   2,729,494.83               5.33
700,000.01 - 750,000.00                 1                    738,000.00                1.44
750,000.01 - 800,000.00                 3                   2,311,856.10               4.51
800,000.01 - 850,000.00                 1                    817,584.00                1.60
850,000.01 - 900,000.00                 2                   1,772,939.43               3.46
950,000.01 - 1,000,000.00               2                   1,996,543.80               3.90
1,000,000.01 - 1,500,000.00             4                   4,983,969.68               9.73
1,500,000.01 - 2,000,000.00             1                   1,625,000.00               3.17
----------------------------------------------------------------------------------------------------
TOTAL:                                 140                 $51,213,283.93             100.00%
====================================================================================================

(1)      As of the Cut-off Date, the average outstanding principal balance of the Group 2 Mortgage Loans is expected to be approximately $365,809.

                                                                              14
BANC OF AMERICA SECURITIES LLC
The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
[GRAPHIC OMITTED]                 BANC OF AMERICA FUNDING CORPORATION
                            Mortgage Pass-Through Certificates, Series 2006-A
                                       $1,051,311,000 (approximate)
--------------------------------------------------------------------------------

         ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP 2 MORTGAGE LOANS (1)

----------------------------------------------------------------------------------------------------
                                                             AGGREGATE                 % OF
                                     NUMBER OF            STATED PRINCIPAL         CUT-OFF DATE
   ORIGINAL LOAN-TO-VALUE            MORTGAGE               BALANCE AS OF         POOL PRINCIPAL
         RATIOS (%)                    LOANS                CUT-OFF DATE              BALANCE
----------------------------------------------------------------------------------------------------

45.01 - 50.00                           1                   $149,000.00                0.29%
50.01 - 55.00                           3                   2,205,805.32               4.31
60.01 - 65.00                           5                   4,713,543.80               9.20
65.01 - 70.00                           10                  3,907,628.35               7.63
70.01 - 75.00                           11                  6,421,358.03               12.54
75.01 - 80.00                          100                 31,929,525.22               62.35
80.01 - 85.00                           2                    214,663.89                0.42
85.01 - 90.00                           1                    371,456.34                0.73
90.01 - 95.00                           7                   1,300,302.98               2.54
----------------------------------------------------------------------------------------------------
TOTAL:                                 140                 $51,213,283.93             100.00%
====================================================================================================

(1)      As of the Cut-off Date, the weighted average Loan-to-Value Ratio at origination of the Group 2 Mortgage Loans is expected to be approximately 75.99%.

        CURRENT MORTGAGE INTEREST RATES OF THE GROUP 2 MORTGAGE LOANS (1)

----------------------------------------------------------------------------------------------------
                                                             AGGREGATE                 % OF
                                     NUMBER OF            STATED PRINCIPAL         CUT-OFF DATE
  CURRENT MORTGAGE INTEREST          MORTGAGE               BALANCE AS OF         POOL PRINCIPAL
          RATES (%)                    LOANS                CUT-OFF DATE              BALANCE
----------------------------------------------------------------------------------------------------

3.501 - 3.750                           1                   $189,768.66                0.37%
3.751 - 4.000                           1                    409,500.00                0.80
4.501 - 4.750                           4                    990,735.00                1.93
4.751 - 5.000                           3                   1,125,567.99               2.20
5.001 - 5.250                           12                  5,567,672.41               10.87
5.251 - 5.500                           19                  7,169,771.30               14.00
5.501 - 5.750                           27                  9,763,649.49               19.06
5.751 - 6.000                           30                  7,845,615.43               15.32
6.001 - 6.250                           23                  9,806,226.69               19.15
6.251 - 6.500                           10                  3,261,754.56               6.37
6.501 - 6.750                           7                   3,120,037.72               6.09
6.751 - 7.000                           1                    183,920.00                0.36
7.001 - 7.250                           1                   1,174,969.68               2.29
7.251 - 7.500                           1                    604,095.00                1.18
----------------------------------------------------------------------------------------------------
TOTAL:                                 140                 $51,213,283.93             100.00%
====================================================================================================

(1)      As of the Cut-off Date, the weighted average Current Mortgage Interest
         Rate of the Group 2 Mortgage Loans is expected to be approximately
         5.845% per annum.

                                                                              15
BANC OF AMERICA SECURITIES LLC
The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
[GRAPHIC OMITTED]                 BANC OF AMERICA FUNDING CORPORATION
                            Mortgage Pass-Through Certificates, Series 2006-A
                                       $1,051,311,000 (approximate)
--------------------------------------------------------------------------------

                 GROSS MARGINS OF THE GROUP 2 MORTGAGE LOANS (1)

----------------------------------------------------------------------------------------------------
                                                             AGGREGATE                % OF
                                    NUMBER OF            STATED PRINCIPAL         CUT-OFF DATE
                                     MORTGAGE              BALANCE AS OF         POOL PRINCIPAL
      GROSS MARGIN (%)                LOANS                CUT-OFF DATE              BALANCE
----------------------------------------------------------------------------------------------------

2.001 - 2.250                          133                 $48,203,043.03             94.12%
2.501 - 2.750                           7                   3,010,240.90               5.88
----------------------------------------------------------------------------------------------------
TOTAL:                                 140                 $51,213,283.93             100.00%
====================================================================================================

(1)      As of the Cut-off Date, the weighted average Gross Margin of the Group
         2 Mortgage Loans is expected to be approximately 2.276% per annum.

                 RATE CEILINGS OF THE GROUP 2 MORTGAGE LOANS (1)

----------------------------------------------------------------------------------------------------
                                                             AGGREGATE                 % OF
                                    NUMBER OF             STATED PRINCIPAL         CUT-OFF DATE
                                     MORTGAGE               BALANCE AS OF         POOL PRINCIPAL
      RATE CEILINGS (%)               LOANS                 CUT-OFF DATE              BALANCE
----------------------------------------------------------------------------------------------------

10.501 - 10.750                         2                   $404,935.00                0.79%
10.751 - 11.000                         2                    907,903.03                1.77
11.001 - 11.250                         12                  5,567,672.41               10.87
11.251 - 11.500                         19                  7,169,771.30               14.00
11.501 - 11.750                         27                  9,763,649.49               19.06
11.751 - 12.000                         35                  9,248,349.05               18.06
12.001 - 12.250                         23                  9,806,226.69               19.15
12.251 - 12.500                         10                  3,261,754.56               6.37
12.501 - 12.750                         7                   3,120,037.72               6.09
12.751 - 13.000                         1                    183,920.00                0.36
13.001 - 13.250                         1                   1,174,969.68               2.29
13.251 - 13.500                         1                    604,095.00                1.18
----------------------------------------------------------------------------------------------------
TOTAL:                                 140                 $51,213,283.93             100.00%
====================================================================================================

(1)      As of the Cut-off Date, the weighted average Rate Ceiling of the Group
         2 Mortgage Loans is expected to be approximately 11.891% per annum.

                                                                              16
BANC OF AMERICA SECURITIES LLC
The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
[GRAPHIC OMITTED]                 BANC OF AMERICA FUNDING CORPORATION
                            Mortgage Pass-Through Certificates, Series 2006-A
                                       $1,051,311,000 (approximate)
--------------------------------------------------------------------------------

          FIRST RATE ADJUSTMENT DATE OF THE GROUP 2 MORTGAGE LOANS (1)

----------------------------------------------------------------------------------------------------
                                                             AGGREGATE                 % OF
                                    NUMBER OF             STATED PRINCIPAL         CUT-OFF DATE
        FIRST RATE                  MORTGAGE                BALANCE AS OF         POOL PRINCIPAL
      ADJUSTMENT DATE                 LOANS                 CUT-OFF DATE              BALANCE
----------------------------------------------------------------------------------------------------

October 1, 2005                        1                    $217,664.96                0.43%
November 1, 2005                       1                     189,768.66                0.37
December 1, 2005                       1                     409,500.00                0.80
January 1, 2006                        1                     145,000.00                0.28
February 1, 2006                       1                     440,800.00                0.86
March 1, 2006                          4                    3,102,208.01               6.06
April 1, 2006                          2                     837,418.11                1.64
June 1, 2006                           1                     456,257.42                0.89
July 1, 2006                           1                     666,715.94                1.30
September 1, 2006                      2                    1,107,782.93               2.16
October 1, 2006                        2                    1,271,045.50               2.48
December 1, 2007                       3                    1,656,559.65               3.23
January 1, 2008                        5                    1,553,480.72               3.03
February 1, 2008                       1                     604,095.00                1.18
March 1, 2008                          2                    1,465,758.20               2.86
June 1, 2008                           1                     675,578.89                1.32
July 1, 2008                           3                    2,111,984.00               4.12
August 1, 2008                         1                     220,420.00                0.43
September 1, 2008                      8                    2,593,293.27               5.06
October 1, 2008                        10                   4,983,625.37               9.73
November 1, 2008                       58                  16,790,476.77               32.79
December 1, 2008                       31                   9,713,850.53               18.97
----------------------------------------------------------------------------------------------------
TOTAL:                                140                  $51,213,283.93             100.00%
====================================================================================================

(1)      As of the Cut-off Date, the weighted average number of months to the
         First Rate Adjustment Date for the Group 2 Mortgage Loans is expected to be approximately 28 months.

                REMAINING TERMS OF THE GROUP 2 MORTGAGE LOANS (1)

----------------------------------------------------------------------------------------------------
                                                            AGGREGATE                 % OF
                                   NUMBER OF             STATED PRINCIPAL         CUT-OFF DATE
                                    MORTGAGE               BALANCE AS OF         POOL PRINCIPAL
  REMAINING TERM (MONTHS)            LOANS                 CUT-OFF DATE              BALANCE
----------------------------------------------------------------------------------------------------

341 - 360                             140                  $51,213,283.93             100.00%
----------------------------------------------------------------------------------------------------
TOTAL:                                140                  $51,213,283.93             100.00%
====================================================================================================

(1)      As of the Cut-off  Date, the weighted average remaining term to stated
         maturity of the Group 2 Mortgage Loans is expected to be approximately
         356 months.

                                                                              17
BANC OF AMERICA SECURITIES LLC
The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
[GRAPHIC OMITTED]                 BANC OF AMERICA FUNDING CORPORATION
                            Mortgage Pass-Through Certificates, Series 2006-A
                                       $1,051,311,000 (approximate)
--------------------------------------------------------------------------------

         CREDIT SCORING OF MORTGAGORS OF THE GROUP 2 MORTGAGE LOANS (1)

----------------------------------------------------------------------------------------------------
                                                             AGGREGATE                 % OF
                                   NUMBER OF              STATED PRINCIPAL         CUT-OFF DATE
                                    MORTGAGE                BALANCE AS OF         POOL PRINCIPAL
       CREDIT SCORES                 LOANS                 CUT-OFF DATE               BALANCE
----------------------------------------------------------------------------------------------------

801 - 850                              6                   $3,320,807.42               6.48%
751 - 800                              45                  17,357,411.18               33.89
701 - 750                              49                  15,570,184.70               30.40
651 - 700                              33                  12,722,842.99               24.84
601 - 650                              7                    2,242,037.64               4.38
----------------------------------------------------------------------------------------------------
TOTAL:                                140                  $51,213,283.93             100.00%
====================================================================================================

(1) The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
(Beacon) and TransUnion (Empirica).

      DEBT-TO-INCOME RATIO OF MORTGAGORS OF THE GROUP 2 MORTGAGE LOANS (1)

----------------------------------------------------------------------------------------------------
                                                            AGGREGATE                 % OF
                                   NUMBER OF             STATED PRINCIPAL         CUT-OFF DATE
                                    MORTGAGE               BALANCE AS OF         POOL PRINCIPAL
   DEBT-TO-INCOME RATIOS             LOANS                  CUT-OFF DATE             BALANCE
----------------------------------------------------------------------------------------------------

5.01 - 10.00                           1                    $122,156.00                0.24%
10.01 - 15.00                          5                    3,598,348.78               7.03
15.01 - 20.00                          3                     833,099.55                1.63
20.01 - 25.00                          7                    1,832,688.19               3.58
25.01 - 30.00                          16                   6,323,922.56               12.35
30.01 - 35.00                          23                   7,558,986.88               14.76
35.01 - 40.00                          30                  10,813,446.80               21.11
40.01 - 45.00                          37                  12,739,340.57               24.88
45.01 - 50.00                          11                   5,012,756.80               9.79
50.01 - 55.00                          4                    1,142,877.81               2.23
55.01 - 60.00                          2                    1,127,178.61               2.20
Not Available                          1                     108,481.38                0.21
----------------------------------------------------------------------------------------------------
TOTAL:                                140                  $51,213,283.93             100.00%
====================================================================================================

(1)  As of the Cut-off Date, the weighted average Debt-to-Income Ratio of the
     Group 2 Mortgage Loans is expected to be approximately 35.84%.

                                                                              18
BANC OF AMERICA SECURITIES LLC
The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
[GRAPHIC OMITTED]                 BANC OF AMERICA FUNDING CORPORATION
                            Mortgage Pass-Through Certificates, Series 2006-A
                                       $1,051,311,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           GROUP 3 COLLATERAL SUMMARY
--------------------------------------------------------------------------------

DESCRIPTION OF THE MORTGAGE LOANS
---------------------------------
The Group 3 Mortgage Loans consist of One-Year and Six-Month LIBOR based ARMs secured by first lien, one-to-four family residential properties. The Mortgage
Loans have a fixed interest rate for the first 5 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately
82.27% of the Group 3 Mortgage Loans require only the payment of interest until the 61st or 121st payment. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. All of the mortgage interest rates will be indexed to One-Year or Six-Month LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The
One-Year and Six-Month LIBOR index will be equal to the rate quoted as of either
(i) the first business day of the month preceding the adjustment date or (ii)
forty-five days prior to the adjustment date. The One-Year and Six-Month LIBOR
Index is the average of the interbank offered rates for one-month and six-month
U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in
The Wall Street Journal. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which range from 8.875% to 14.625%. The effective minimum interest rate for all but 17 of the Mortgage Loans will be each Mortgage Loan's respective Gross Margin.

30.20% of the Group 3 Mortgage Loans are subject to a Prepayment Penalty.
--------------------------------------------------------------------------------

The approximate collateral statistics for the Mortgage Loans are listed below as of the Cut-off Date. The balances and percentages may not be exact due to rounding.
--------------------------------------------------------------------------------

                                                                   COLLATERAL SUMMARY             RANGE (IF APPLICABLE)
                                                                   ------------------             ---------------------

TOTAL OUTSTANDING LOAN BALANCE                                          $428,324,714
TOTAL NUMBER OF LOANS                                                          1,240
AVERAGE LOAN PRINCIPAL BALANCE                                              $345,423                  $45,200 to $1,557,172
WA GROSS COUPON                                                               6.214%                       3.875% to 8.625%
WA FICO                                                                          711                             601 to 814
WA ORIGINAL TERM                                                          360 months                      341 to 360 months
WA REMAINING TERM                                                         358 months                      340 to 360 months
WA OLTV                                                                       76.08%                       22.91% to 95.00%
WA DTI                                                                        39.49%                       22.91% to 60.80%
WA MONTHS TO FIRST RATE ADJUSTMENT DATE                                    58 months                        43 to 60 months
WA GROSS MARGIN                                                               2.362%                       2.250% to 5.000%
WA RATE CEILING                                                              11.666%                      8.875% to 14.625%
GEOGRAPHIC CONCENTRATION OF MORTGAGED PROPERTIES (TOP 5         CA            42.73%
STATES) BASED ON THE AGGREGATE STATED PRINCIPAL BALANCE         NV            13.38%
                                                                FL             8.37%
                                                                VA             4.59%
                                                                MD             4.03%

--------------------------------------------------------------------------------

                                                                              19
BANC OF AMERICA SECURITIES LLC
The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
[GRAPHIC OMITTED]                 BANC OF AMERICA FUNDING CORPORATION
                            Mortgage Pass-Through Certificates, Series 2006-A
                                       $1,051,311,000 (approximate)
--------------------------------------------------------------------------------

       OCCUPANCY OF MORTGAGED PROPERTIES OF THE GROUP 3 MORTGAGE LOANS (1)

----------------------------------------------------------------------------------------------------
                                                            AGGREGATE                 % OF
                                   NUMBER OF             STATED PRINCIPAL         CUT-OFF DATE
                                    MORTGAGE                BALANCE AS OF         POOL PRINCIPAL
         OCCUPANCY                   LOANS                 CUT-OFF DATE              BALANCE
----------------------------------------------------------------------------------------------------

Primary Residence                      909                $333,170,132.54             77.78%
Investor Property                      211                 55,191,976.80               12.89
Second Home                            120                 39,962,604.70               9.33
----------------------------------------------------------------------------------------------------
TOTAL:                                1,240               $428,324,714.04             100.00%
====================================================================================================

(1)      Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  PROPERTY TYPES OF THE GROUP 3 MORTGAGE LOANS

----------------------------------------------------------------------------------------------------
                                                             AGGREGATE                 % OF
                                   NUMBER OF              STATED PRINCIPAL         CUT-OFF DATE
                                    MORTGAGE                BALANCE AS OF         POOL PRINCIPAL
       PROPERTY TYPE                 LOANS                  CUT-OFF DATE              BALANCE
----------------------------------------------------------------------------------------------------

Single Family Residence                599                $214,549,757.31             50.09%
PUD                                    346                 128,276,619.93              29.95
Condominium                            260                 74,199,468.86               17.32
2-Family                               16                   5,120,863.69               1.20
3-Family                                7                   2,912,129.16               0.68
4-Family                                9                   2,396,090.58               0.56
Townhouse                               3                    869,784.51                0.20
----------------------------------------------------------------------------------------------------
TOTAL:                                1,240               $428,324,714.04             100.00%
====================================================================================================

               MORTGAGE LOAN PURPOSE OF THE GROUP 3 MORTGAGE LOANS

----------------------------------------------------------------------------------------------------
                                                             AGGREGATE                 % OF
                                   NUMBER OF              STATED PRINCIPAL         CUT-OFF DATE
                                    MORTGAGE                BALANCE AS OF         POOL PRINCIPAL
          PURPOSE                    LOANS                  CUT-OFF DATE              BALANCE
----------------------------------------------------------------------------------------------------

Purchase                               823                $274,454,980.43             64.08%
Refinance-Cashout                      314                 112,454,668.69              26.25
Refinance-Rate/Term                    103                 41,415,064.92               9.67
----------------------------------------------------------------------------------------------------
TOTAL:                                1,240               $428,324,714.04             100.00%
====================================================================================================

                                                                              20
BANC OF AMERICA SECURITIES LLC
The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
[GRAPHIC OMITTED]                 BANC OF AMERICA FUNDING CORPORATION
                            Mortgage Pass-Through Certificates, Series 2006-A
                                       $1,051,311,000 (approximate)
--------------------------------------------------------------------------------

              GEOGRAPHICAL DISTRIBUTION OF THE MORTGAGE PROPERTIES
                        OF THE GROUP 3 MORTGAGE LOANS (1)

----------------------------------------------------------------------------------------------------
                                                              AGGREGATE                 % OF
                                    NUMBER OF              STATED PRINCIPAL         CUT-OFF DATE
                                     MORTGAGE               BALANCE AS OF         POOL PRINCIPAL
       GEOGRAPHIC AREA                LOANS                 CUT-OFF DATE               BALANCE
----------------------------------------------------------------------------------------------------

California                             422                $183,016,083.76             42.73%
Nevada                                 203                 57,315,701.58               13.38
Florida                                111                 35,844,329.78               8.37
Virginia                                56                 19,653,916.29               4.59
Maryland                                55                 17,248,724.37               4.03
Arizona                                 68                 16,500,553.44               3.85
Colorado                                37                 10,534,924.94               2.46
Illinois                                32                 10,027,750.80               2.34
Utah                                    29                  8,661,304.28               2.02
Washington                              29                  7,913,606.49               1.85
Oregon                                  25                  6,090,525.16               1.42
Georgia                                 14                  5,764,594.59               1.35
New York                                12                  5,761,281.43               1.35
New Jersey                              15                  5,458,513.13               1.27
Hawaii                                  11                  4,909,685.80               1.15
Massachusetts                           12                  4,069,914.70               0.95
Minnesota                               14                  3,606,304.47               0.84
District of Columbia                    7                   3,081,745.56               0.72
North Carolina                          13                  2,895,652.21               0.68
Idaho                                   6                   2,514,191.75               0.59
Texas                                   12                  2,475,814.39               0.58
South Carolina                          7                   2,462,885.23               0.58
New Mexico                              11                  2,084,187.82               0.49
Indiana                                 3                   1,437,484.94               0.34
Missouri                                5                   1,242,837.68               0.29
Michigan                                5                   1,238,170.89               0.29
Connecticut                             3                    915,081.37                0.21
Ohio                                    3                    842,250.00                0.20
Pennsylvania                            3                    822,178.04                0.19
Wisconsin                               2                    768,300.00                0.18
Kansas                                  2                    630,718.76                0.15
Montana                                 3                    602,681.42                0.14
Rhode Island                            2                    388,000.00                0.09
Alabama                                 2                    336,300.00                0.08
Delaware                                1                    292,500.00                0.07
Tennessee                               1                    276,500.00                0.06
Iowa                                    2                    255,371.15                0.06
Maine                                   1                    201,747.82                0.05
Arkansas                                1                    182,400.00                0.04
----------------------------------------------------------------------------------------------------
TOTAL:                                1,240               $428,324,714.04             100.00%
====================================================================================================

(1)  As of the Cut-off Date, no more than approximately 1.09 % of the Group 3
     Mortgage Loans are expected to be secured by mortgaged properties in any one five-digit postal zip code.

                                                                              21
BANC OF AMERICA SECURITIES LLC
The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
[GRAPHIC OMITTED]                 BANC OF AMERICA FUNDING CORPORATION
                            Mortgage Pass-Through Certificates, Series 2006-A
                                       $1,051,311,000 (approximate)
--------------------------------------------------------------------------------

   CURRENT MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP 3 MORTGAGE LOANS (1)

----------------------------------------------------------------------------------------------------
                                                             AGGREGATE                 % OF
                                     NUMBER OF            STATED PRINCIPAL         CUT-OFF DATE
   CURRENT MORTGAGE LOAN             MORTGAGE               BALANCE AS OF         POOL PRINCIPAL
   PRINCIPAL BALANCES ($)              LOANS                CUT-OFF DATE              BALANCE
----------------------------------------------------------------------------------------------------

0.01 - 50,000.00                        1                    $45,200.00                0.01%
50,000.01 - 100,000.00                  28                  2,359,076.25               0.55
100,000.01 - 150,000.00                133                 17,210,602.71               4.02
150,000.01 - 200,000.00                181                 32,307,129.09               7.54
200,000.01 - 250,000.00                190                 42,829,243.83               10.00
250,000.01 - 300,000.00                129                 35,913,770.66               8.38
300,000.01 - 350,000.00                110                 35,638,067.53               8.32
350,000.01 - 400,000.00                 85                 31,743,576.70               7.41
400,000.01 - 450,000.00                 80                 34,097,230.15               7.96
450,000.01 - 500,000.00                 84                 39,865,933.04               9.31
500,000.01 - 550,000.00                 54                 28,312,338.27               6.61
550,000.01 - 600,000.00                 41                 23,696,959.61               5.53
600,000.01 - 650,000.00                 41                 26,155,768.85               6.11
650,000.01 - 700,000.00                 10                  6,723,363.28               1.57
700,000.01 - 750,000.00                 12                  8,675,603.64               2.03
750,000.01 - 800,000.00                 10                  7,772,098.55               1.81
800,000.01 - 850,000.00                 4                   3,333,620.38               0.78
850,000.01 - 900,000.00                 5                   4,356,933.43               1.02
900,000.01 - 950,000.00                 5                   4,614,500.00               1.08
950,000.01 - 1,000,000.00               19                 18,883,633.09               4.41
1,000,000.01 - 1,500,000.00             16                 20,677,493.16               4.83
1,500,000.01 - 2,000,000.00             2                   3,112,571.82               0.73
----------------------------------------------------------------------------------------------------
TOTAL:                                1,240               $428,324,714.04             100.00%
====================================================================================================

(1)      As of the Cut-off Date, the average outstanding principal balance of the Group 3 Mortgage Loans is expected to be approximately $345,423.

                                                                              22
BANC OF AMERICA SECURITIES LLC
The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
[GRAPHIC OMITTED]                 BANC OF AMERICA FUNDING CORPORATION
                            Mortgage Pass-Through Certificates, Series 2006-A
                                       $1,051,311,000 (approximate)
--------------------------------------------------------------------------------

         ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP 3 MORTGAGE LOANS (1)

----------------------------------------------------------------------------------------------------
                                                             AGGREGATE                 % OF
                                     NUMBER OF            STATED PRINCIPAL         CUT-OFF DATE
   ORIGINAL LOAN-TO-VALUE            MORTGAGE               BALANCE AS OF         POOL PRINCIPAL
         RATIOS (%)                    LOANS                CUT-OFF DATE              BALANCE
----------------------------------------------------------------------------------------------------

20.01 - 25.00                           1                   $100,000.00                0.02%
30.01 - 35.00                           5                   2,047,799.55               0.48
35.01 - 40.00                           6                   1,754,467.57               0.41
40.01 - 45.00                           7                   3,418,519.28               0.80
45.01 - 50.00                           11                  4,254,218.97               0.99
50.01 - 55.00                           14                  5,199,278.35               1.21
55.01 - 60.00                           18                  8,678,155.59               2.03
60.01 - 65.00                           44                 20,023,275.47               4.67
65.01 - 70.00                           97                 37,978,499.13               8.87
70.01 - 75.00                          122                 48,367,093.53               11.29
75.01 - 80.00                          820                 270,700,004.93              63.20
80.01 - 85.00                           19                  5,283,443.77               1.23
85.01 - 90.00                           54                 15,904,443.56               3.71
90.01 - 95.00                           22                  4,615,514.34               1.08
----------------------------------------------------------------------------------------------------
TOTAL:                                1,240               $428,324,714.04             100.00%
====================================================================================================

(1)      As of the Cut-off Date, the weighted average Loan-to-Value Ratio at origination of the Group 3 Mortgage Loans is expected to be 76.08%.

                                                                              23
BANC OF AMERICA SECURITIES LLC
The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
[GRAPHIC OMITTED]                 BANC OF AMERICA FUNDING CORPORATION
                            Mortgage Pass-Through Certificates, Series 2006-A
                                       $1,051,311,000 (approximate)
--------------------------------------------------------------------------------

        CURRENT MORTGAGE INTEREST RATES OF THE GROUP 3 MORTGAGE LOANS (1)

----------------------------------------------------------------------------------------------------
                                                             AGGREGATE                 % OF
                                     NUMBER OF            STATED PRINCIPAL         CUT-OFF DATE
  CURRENT MORTGAGE INTEREST          MORTGAGE               BALANCE AS OF         POOL PRINCIPAL
          RATES (%)                    LOANS                CUT-OFF DATE              BALANCE
----------------------------------------------------------------------------------------------------

3.751 - 4.000                           1                   $389,901.34                0.09%
4.251 - 4.500                           1                    650,000.00                0.15
4.501 - 4.750                           6                   1,798,772.43               0.42
4.751 - 5.000                           8                   5,077,821.00               1.19
5.001 - 5.250                           29                 11,542,464.69               2.69
5.251 - 5.500                           96                 39,119,226.92               9.13
5.501 - 5.750                          113                 45,652,776.32               10.66
5.751 - 6.000                          221                 84,915,176.22               19.82
6.001 - 6.250                          186                 61,405,273.27               14.34
6.251 - 6.500                          201                 67,173,034.58               15.68
6.501 - 6.750                          147                 45,878,717.43               10.71
6.751 - 7.000                          103                 30,400,941.67               7.10
7.001 - 7.250                           56                 15,200,640.42               3.55
7.251 - 7.500                           39                 12,067,873.06               2.82
7.501 - 7.750                           12                  2,419,818.82               0.56
7.751 - 8.000                           14                  3,306,133.96               0.77
8.001 - 8.250                           5                   1,002,350.00               0.23
8.251 - 8.500                           1                    254,191.91                0.06
8.501 - 8.750                           1                    69,600.00                 0.02
----------------------------------------------------------------------------------------------------
TOTAL:                                1,240               $428,324,714.04             100.00%
====================================================================================================

(1)      As of the Cut-off Date, the weighted average Current Mortgage Interest
         Rate of the Group 3 Mortgage Loans is expected to be approximately
         6.214% per annum.

                                                                              24
BANC OF AMERICA SECURITIES LLC
The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
[GRAPHIC OMITTED]                 BANC OF AMERICA FUNDING CORPORATION
                            Mortgage Pass-Through Certificates, Series 2006-A
                                       $1,051,311,000 (approximate)
--------------------------------------------------------------------------------

                 GROSS MARGINS OF THE GROUP 3 MORTGAGE LOANS (1)

----------------------------------------------------------------------------------------------------
                                                             AGGREGATE                 % OF
                                    NUMBER OF             STATED PRINCIPAL         CUT-OFF DATE
                                     MORTGAGE              BALANCE AS OF         POOL PRINCIPAL
      GROSS MARGIN (%)                LOANS                CUT-OFF DATE              BALANCE
----------------------------------------------------------------------------------------------------

2.001 - 2.250                         1,060               $377,954,024.87             88.24%
2.251 - 2.500                           6                   2,677,197.23               0.63
2.501 - 2.750                           94                 23,287,512.41               5.44
2.751 - 3.000                           8                   2,333,364.78               0.54
3.001 - 3.250                           13                  4,166,548.71               0.97
3.251 - 3.500                           8                   2,528,325.93               0.59
3.501 - 3.750                           16                  6,166,196.56               1.44
3.751 - 4.000                           15                  4,544,839.68               1.06
4.001 - 4.250                           4                    892,870.99                0.21
4.251 - 4.500                           6                   1,705,679.46               0.40
4.501 - 4.750                           3                    512,453.46                0.12
4.751 - 5.000                           7                   1,555,699.96               0.36
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
TOTAL:                                1,240               $428,324,714.04             100.00%
====================================================================================================

(1)      As of the Cut-off Date, the weighted average Gross Margin of the Group
         3 Mortgage Loans is expected to be approximately 2.362% per annum.

                                                                              25
BANC OF AMERICA SECURITIES LLC
The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
[GRAPHIC OMITTED]                 BANC OF AMERICA FUNDING CORPORATION
                            Mortgage Pass-Through Certificates, Series 2006-A
                                       $1,051,311,000 (approximate)
--------------------------------------------------------------------------------

                 RATE CEILINGS OF THE GROUP 3 MORTGAGE LOANS (1)

----------------------------------------------------------------------------------------------------
                                                             AGGREGATE                 % OF
                                    NUMBER OF             STATED PRINCIPAL         CUT-OFF DATE
                                     MORTGAGE               BALANCE AS OF         POOL PRINCIPAL
      RATE CEILINGS (%)               LOANS                 CUT-OFF DATE              BALANCE
----------------------------------------------------------------------------------------------------

8.751 - 9.000                           1                   $389,901.34                0.09%
9.251 - 9.500                           1                    650,000.00                0.15
9.501 - 9.750                           6                   1,798,772.43               0.42
9.751 - 10.000                          8                   4,502,521.00               1.05
10.001 - 10.250                         27                 10,479,944.83               2.45
10.251 - 10.500                         72                 30,602,387.92               7.14
10.501 - 10.750                         76                 33,233,051.00               7.76
10.751 - 11.000                         90                 42,516,410.55               9.93
11.001 - 11.250                         67                 26,643,648.84               6.22
11.251 - 11.500                         93                 36,408,987.35               8.50
11.501 - 11.750                         92                 32,695,448.69               7.63
11.751 - 12.000                        181                 58,271,075.83               13.60
12.001 - 12.250                        150                 44,980,533.57               10.50
12.251 - 12.500                        158                 47,842,065.77               11.17
12.501 - 12.750                         93                 25,735,294.06               6.01
12.751 - 13.000                         69                 18,974,678.08               4.43
13.001 - 13.250                         29                  6,392,401.14               1.49
13.251 - 13.500                         12                  3,299,861.08               0.77
13.501 - 13.750                         9                   1,948,361.81               0.45
13.751 - 14.000                         2                    235,568.75                0.05
14.001 - 14.250                         3                    654,200.00                0.15
14.501 - 14.750                         1                    69,600.00                 0.02
----------------------------------------------------------------------------------------------------
TOTAL:                                1,240               $428,324,714.04             100.00%
====================================================================================================

(1)      As of the Cut-off Date, the weighted average Rate Ceiling of the Group
         3 Mortgage Loans is expected to be approximately 11.666% per annum.

                                                                              26
BANC OF AMERICA SECURITIES LLC
The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
[GRAPHIC OMITTED]                 BANC OF AMERICA FUNDING CORPORATION
                            Mortgage Pass-Through Certificates, Series 2006-A
                                       $1,051,311,000 (approximate)
--------------------------------------------------------------------------------

          FIRST RATE ADJUSTMENT DATE OF THE GROUP 3 MORTGAGE LOANS (1)

----------------------------------------------------------------------------------------------------
                                                            AGGREGATE                 % OF
                                    NUMBER OF            STATED PRINCIPAL         CUT-OFF DATE
        FIRST RATE                  MORTGAGE               BALANCE AS OF         POOL PRINCIPAL
      ADJUSTMENT DATE                 LOANS                CUT-OFF DATE              BALANCE
----------------------------------------------------------------------------------------------------

August 1, 2009                         1                    $191,981.43                0.04%
December 1, 2009                       1                     276,500.00                0.06
January 1, 2010                        3                     707,363.18                0.17
February 1, 2010                       1                     634,500.00                0.15
March 1, 2010                          1                     118,711.80                0.03
April 1, 2010                          2                     318,151.12                0.07
May 1, 2010                            3                    1,190,179.21               0.28
June 1, 2010                           3                    1,688,500.00               0.39
July 1, 2010                           7                    1,874,921.69               0.44
August 1, 2010                         18                   6,988,730.12               1.63
September 1, 2010                      76                  28,483,031.95               6.65
October 1, 2010                       213                  94,287,435.40               22.01
November 1, 2010                      548                  180,713,643.12              42.19
December 1, 2010                      361                  109,744,665.02              25.62
January 1, 2011                        2                    1,106,400.00               0.26
----------------------------------------------------------------------------------------------------
TOTAL:                               1,240                $428,324,714.04             100.00%
====================================================================================================

(1)      As of the Cut-off Date, the weighted average number of months to the
         First Rate Adjustment Date for the Group 3 Mortgage Loans is expected to be approximately 58 months.

                                                                              27
BANC OF AMERICA SECURITIES LLC
The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
[GRAPHIC OMITTED]                 BANC OF AMERICA FUNDING CORPORATION
                            Mortgage Pass-Through Certificates, Series 2006-A
                                       $1,051,311,000 (approximate)
--------------------------------------------------------------------------------

                REMAINING TERMS OF THE GROUP 3 MORTGAGE LOANS (1)

----------------------------------------------------------------------------------------------------
                                                             AGGREGATE                 % OF
                                   NUMBER OF              STATED PRINCIPAL         CUT-OFF DATE
                                    MORTGAGE                BALANCE AS OF         POOL PRINCIPAL
  REMAINING TERM (MONTHS)            LOANS                 CUT-OFF DATE               BALANCE
----------------------------------------------------------------------------------------------------

321 - 340                              1                    $456,750.00                0.11%
341 - 360                            1,239                 427,867,964.04              99.89
----------------------------------------------------------------------------------------------------
TOTAL:                               1,240                $428,324,714.04             100.00%
====================================================================================================

(1)      As of the Cut-off  Date, the weighted average remaining term to stated
         maturity of the Group 3 Mortgage Loans is expected to be approximately
         358 months.

         CREDIT SCORING OF MORTGAGORS OF THE GROUP 3 MORTGAGE LOANS (1)

----------------------------------------------------------------------------------------------------
                                                             AGGREGATE                 % OF
                                   NUMBER OF              STATED PRINCIPAL         CUT-OFF DATE
                                    MORTGAGE                BALANCE AS OF         POOL PRINCIPAL
       CREDIT SCORES                 LOANS                  CUT-OFF DATE              BALANCE
----------------------------------------------------------------------------------------------------

801 - 850                              11                  $3,063,215.91               0.72%
751 - 800                             235                  89,114,251.31               20.81
701 - 750                             420                  145,746,121.12              34.03
651 - 700                             450                  147,567,205.99              34.45
601 - 650                             118                  40,434,835.11               9.44
Not Scored                             6                    2,399,084.60               0.56
----------------------------------------------------------------------------------------------------
TOTAL:                               1,240                $428,324,714.04             100.00%
====================================================================================================

(1)      The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
         (Beacon) and TransUnion (Empirica).

                                                                              28
BANC OF AMERICA SECURITIES LLC
The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
[GRAPHIC OMITTED]                 BANC OF AMERICA FUNDING CORPORATION
                            Mortgage Pass-Through Certificates, Series 2006-A
                                       $1,051,311,000 (approximate)
--------------------------------------------------------------------------------

      DEBT-TO-INCOME RATIO OF MORTGAGORS OF THE GROUP 3 MORTGAGE LOANS (1)

----------------------------------------------------------------------------------------------------
                                                             AGGREGATE                 % OF
                                   NUMBER OF              STATED PRINCIPAL         CUT-OFF DATE
                                    MORTGAGE                BALANCE AS OF         POOL PRINCIPAL
   DEBT-TO-INCOME RATIOS             LOANS                 CUT-OFF DATE               BALANCE
----------------------------------------------------------------------------------------------------

5.01 - 10.00                           4                   $1,075,154.94               0.25%
10.01 - 15.00                          14                   4,909,616.49               1.15
15.01 - 20.00                          24                   6,269,595.21               1.46
20.01 - 25.00                          30                   7,039,961.07               1.64
25.01 - 30.00                         100                  36,104,733.25               8.43
30.01 - 35.00                         132                  44,305,428.67               10.34
35.01 - 40.00                         218                  75,756,089.43               17.69
40.01 - 45.00                         306                  107,972,271.75              25.21
45.01 - 50.00                         151                  60,771,710.91               14.19
50.01 - 55.00                          72                  25,725,827.04               6.01
55.01 - 60.00                          11                   5,961,129.20               1.39
60.01 - 65.00                          3                    2,217,274.89               0.52
Not Available                         175                  50,215,921.19               11.72
----------------------------------------------------------------------------------------------------
TOTAL:                               1,240                $428,324,714.04             100.00%
====================================================================================================

(1)  As of the Cut-off Date, the weighted average Debt-to-Income Ratio of the
     Group 3 Mortgage Loans is expected to be approximately 39.49%.

                                                                              29
BANC OF AMERICA SECURITIES LLC
The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
[GRAPHIC OMITTED]                 BANC OF AMERICA FUNDING CORPORATION
                            Mortgage Pass-Through Certificates, Series 2006-A
                                       $1,051,311,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           GROUP 4 COLLATERAL SUMMARY
--------------------------------------------------------------------------------

DESCRIPTION OF THE MORTGAGE LOANS
---------------------------------
The Group 4 Mortgage Loans consist of One-Year LIBOR based ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 7 years after origination and thereafter the
Mortgage Loans have a variable interest rate. Approximately 79.67% of the Group
4 Mortgage Loans require only the payment of interest until the 85th payment.
The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. All of the mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The
One-Year LIBOR Index is the average of the interbank offered rates for One-Year
U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in
The Wall Street Journal. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which range from 9.875% to 12.125%. The effective minimum interest rate for substantially all of the Mortgage Loans will be each Mortgage Loan's respective Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.
--------------------------------------------------------------------------------
The approximate collateral statistics for the Mortgage Loans are listed below as of the Cut-off Date. The balances and percentages may not be exact due to rounding.
--------------------------------------------------------------------------------

                                                                   COLLATERAL SUMMARY             RANGE (IF APPLICABLE)
                                                                   ------------------             ---------------------

TOTAL OUTSTANDING LOAN BALANCE                                           $36,722,760
TOTAL NUMBER OF LOANS                                                            114
AVERAGE LOAN PRINCIPAL BALANCE                                              $322,129                  $69,458 to $1,832,000
WA GROSS COUPON                                                               5.836%                       4.875% to 7.125%
WA FICO                                                                          732                             629 to 814
WA ORIGINAL TERM                                                          360 months
WA REMAINING TERM                                                         357 months                      350 to 359 months
WA OLTV                                                                       74.77%                       31.28% to 95.00%
WA DTI                                                                        37.19%                        3.45% to 55.50%
WA MONTHS TO FIRST RATE ADJUSTMENT DATE                                    81 months                        74 to 83 months
WA GROSS MARGIN                                                               2.250%
WA RATE CEILING                                                              10.836%                      9.875% to 12.125%
GEOGRAPHIC CONCENTRATION OF MORTGAGED PROPERTIES (TOP 5         CA            28.40%
STATES) BASED ON THE AGGREGATE STATED PRINCIPAL BALANCE         NC            14.79%
                                                                FL            10.28%
                                                                SC             6.54%
                                                                IL             4.50%
--------------------------------------------------------------------------------

                                                                              30
BANC OF AMERICA SECURITIES LLC
The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
[GRAPHIC OMITTED]                 BANC OF AMERICA FUNDING CORPORATION
                            Mortgage Pass-Through Certificates, Series 2006-A
                                       $1,051,311,000 (approximate)
--------------------------------------------------------------------------------

       OCCUPANCY OF MORTGAGED PROPERTIES OF THE GROUP 4 MORTGAGE LOANS (1)

----------------------------------------------------------------------------------------------------
                                                            AGGREGATE                % OF
                                   NUMBER OF             STATED PRINCIPAL         CUT-OFF DATE
                                    MORTGAGE               BALANCE AS OF         POOL PRINCIPAL
         OCCUPANCY                   LOANS                 CUT-OFF DATE              BALANCE
----------------------------------------------------------------------------------------------------

Primary Residence                      103                 $31,857,245.95             86.75%
Second Home                            11                   4,865,514.04               13.25
----------------------------------------------------------------------------------------------------
TOTAL:                                 114                 $36,722,759.99             100.00%
====================================================================================================

(1)      Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  PROPERTY TYPES OF THE GROUP 4 MORTGAGE LOANS

----------------------------------------------------------------------------------------------------
                                                             AGGREGATE                 % OF
                                   NUMBER OF              STATED PRINCIPAL         CUT-OFF DATE
                                    MORTGAGE                BALANCE AS OF         POOL PRINCIPAL
       PROPERTY TYPE                 LOANS                  CUT-OFF DATE              BALANCE
----------------------------------------------------------------------------------------------------

Single Family Residence                58                  $18,623,951.23             50.72%
PUD                                    30                  10,369,404.46               28.24
Condominium                            24                   6,373,959.27               17.36
4-Family                                1                   1,192,000.00               3.25
Townhouse                               1                    163,445.03                0.45
----------------------------------------------------------------------------------------------------
TOTAL:                                 114                 $36,722,759.99             100.00%
====================================================================================================

               MORTGAGE LOAN PURPOSE OF THE GROUP 4 MORTGAGE LOANS

----------------------------------------------------------------------------------------------------
                                                             AGGREGATE                 % OF
                                   NUMBER OF              STATED PRINCIPAL         CUT-OFF DATE
                                    MORTGAGE                BALANCE AS OF         POOL PRINCIPAL
          PURPOSE                    LOANS                  CUT-OFF DATE              BALANCE
----------------------------------------------------------------------------------------------------

Purchase                               93                  $25,918,879.82             70.58%
Refinance-Cashout                       9                   6,002,059.00               16.34
Refinance-Rate/Term                    12                   4,801,821.17               13.08
----------------------------------------------------------------------------------------------------
TOTAL:                                 114                 $36,722,759.99             100.00%
====================================================================================================

                                                                              31
BANC OF AMERICA SECURITIES LLC
The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
[GRAPHIC OMITTED]                 BANC OF AMERICA FUNDING CORPORATION
                            Mortgage Pass-Through Certificates, Series 2006-A
                                       $1,051,311,000 (approximate)
--------------------------------------------------------------------------------

              GEOGRAPHICAL DISTRIBUTION OF THE MORTGAGE PROPERTIES
                        OF THE GROUP 4 MORTGAGE LOANS (1)

----------------------------------------------------------------------------------------------------
                                                             AGGREGATE                 % OF
                                    NUMBER OF             STATED PRINCIPAL         CUT-OFF DATE
                                     MORTGAGE               BALANCE AS OF         POOL PRINCIPAL
       GEOGRAPHIC AREA                LOANS                CUT-OFF DATE               BALANCE
----------------------------------------------------------------------------------------------------

California                              20                 $10,430,397.79             28.40%
North Carolina                          12                  5,432,142.75               14.79
Florida                                 16                  3,775,804.81               10.28
South Carolina                          7                   2,402,906.41               6.54
Illinois                                3                   1,653,108.81               4.50
Washington                              5                   1,581,697.36               4.31
Georgia                                 6                   1,571,426.13               4.28
Colorado                                2                   1,147,400.00               3.12
Texas                                   8                   1,136,744.99               3.10
Virginia                                5                    941,618.37                2.56
Arizona                                 5                    823,668.00                2.24
Minnesota                               3                    809,175.03                2.20
Tennessee                               5                    781,200.00                2.13
Wisconsin                               1                    650,000.00                1.77
Massachusetts                           2                    587,218.63                1.60
Nevada                                  2                    500,365.30                1.36
New York                                1                    486,374.44                1.32
Ohio                                    2                    452,720.00                1.23
Pennsylvania                            2                    323,764.47                0.88
Maryland                                1                    302,973.46                0.83
Utah                                    1                    224,925.00                0.61
Missouri                                2                    216,275.35                0.59
Connecticut                             1                    202,852.89                0.55
Oregon                                  1                    200,000.00                0.54
Michigan                                1                    88,000.00                 0.24
----------------------------------------------------------------------------------------------------
TOTAL:                                 114                 $36,722,759.99             100.00%
====================================================================================================

(1)      As of the Cut-off Date, no more than approximately 8.72 % of the Group
         4 Mortgage Loans are expected to be secured by mortgaged properties in any one five-digit postal zip code.

                                                                              32
BANC OF AMERICA SECURITIES LLC
The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
[GRAPHIC OMITTED]                 BANC OF AMERICA FUNDING CORPORATION
                            Mortgage Pass-Through Certificates, Series 2006-A
                                       $1,051,311,000 (approximate)
--------------------------------------------------------------------------------

   CURRENT MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP 4 MORTGAGE LOANS (1)

----------------------------------------------------------------------------------------------------
                                                             AGGREGATE                 % OF
                                     NUMBER OF            STATED PRINCIPAL         CUT-OFF DATE
   CURRENT MORTGAGE LOAN             MORTGAGE               BALANCE AS OF         POOL PRINCIPAL
   PRINCIPAL BALANCES ($)              LOANS                CUT-OFF DATE              BALANCE
----------------------------------------------------------------------------------------------------

50,000.01 - 100,000.00                  6                   $521,835.15                1.42%
100,000.01 - 150,000.00                 19                  2,319,994.03               6.32
150,000.01 - 200,000.00                 24                  4,121,895.37               11.22
200,000.01 - 250,000.00                 20                  4,403,956.09               11.99
250,000.01 - 300,000.00                 7                   1,903,524.64               5.18
300,000.01 - 350,000.00                 6                   1,907,989.45               5.20
350,000.01 - 400,000.00                 4                   1,455,755.00               3.96
400,000.01 - 450,000.00                 3                   1,268,000.00               3.45
450,000.01 - 500,000.00                 4                   1,940,214.44               5.28
500,000.01 - 550,000.00                 2                   1,062,357.45               2.89
550,000.01 - 600,000.00                 7                   4,062,312.22               11.06
600,000.01 - 650,000.00                 4                   2,522,000.00               6.87
650,000.01 - 700,000.00                 1                    660,000.00                1.80
900,000.01 - 950,000.00                 1                    937,000.00                2.55
950,000.01 - 1,000,000.00               1                    980,000.00                2.67
1,000,000.01 - 1,500,000.00             4                   4,823,926.15               13.14
1,500,000.01 - 2,000,000.00             1                   1,832,000.00               4.99
----------------------------------------------------------------------------------------------------
TOTAL:                                 114                 $36,722,759.99             100.00%
====================================================================================================

(1)      As of the Cut-off Date, the average outstanding principal balance of the Group 4 Mortgage Loans is expected to be approximately $322.129.

                                                                              33
BANC OF AMERICA SECURITIES LLC
The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
[GRAPHIC OMITTED]                 BANC OF AMERICA FUNDING CORPORATION
                            Mortgage Pass-Through Certificates, Series 2006-A
                                       $1,051,311,000 (approximate)
--------------------------------------------------------------------------------

         ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP 4 MORTGAGE LOANS (1)

----------------------------------------------------------------------------------------------------
                                                             AGGREGATE                 % OF
                                     NUMBER OF            STATED PRINCIPAL         CUT-OFF DATE
   ORIGINAL LOAN-TO-VALUE            MORTGAGE               BALANCE AS OF         POOL PRINCIPAL
         RATIOS (%)                    LOANS                CUT-OFF DATE              BALANCE
----------------------------------------------------------------------------------------------------

30.01 - 35.00                           1                   $610,000.00                1.66%
35.01 - 40.00                           1                    249,944.01                0.68
45.01 - 50.00                           1                    230,000.00                0.63
50.01 - 55.00                           4                   2,402,000.00               6.54
55.01 - 60.00                           1                    514,000.00                1.40
60.01 - 65.00                           2                   1,668,845.33               4.54
65.01 - 70.00                           4                   3,077,000.00               8.38
70.01 - 75.00                           7                   3,026,418.98               8.24
75.01 - 80.00                           82                 22,943,630.71               62.48
80.01 - 85.00                           2                    235,821.17                0.64
85.01 - 90.00                           4                   1,074,635.24               2.93
90.01 - 95.00                           5                    690,464.55                1.88
----------------------------------------------------------------------------------------------------
TOTAL:                                 114                 $36,722,759.99             100.00%
====================================================================================================

(1)      As of the Cut-off Date, the weighted average Loan-to-Value Ratio at origination of the Group 4 Mortgage Loans is expected to be approximately 74.77%.

                                                                              34
BANC OF AMERICA SECURITIES LLC
The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
[GRAPHIC OMITTED]                 BANC OF AMERICA FUNDING CORPORATION
                            Mortgage Pass-Through Certificates, Series 2006-A
                                       $1,051,311,000 (approximate)
--------------------------------------------------------------------------------

        CURRENT MORTGAGE INTEREST RATES OF THE GROUP 4 MORTGAGE LOANS (1)

----------------------------------------------------------------------------------------------------
                                                             AGGREGATE                 % OF
                                     NUMBER OF            STATED PRINCIPAL         CUT-OFF DATE
  CURRENT MORTGAGE INTEREST          MORTGAGE               BALANCE AS OF         POOL PRINCIPAL
          RATES (%)                    LOANS                CUT-OFF DATE              BALANCE
----------------------------------------------------------------------------------------------------

4.751 - 5.000                           1                   $239,136.53                0.65%
5.001 - 5.250                           7                   3,672,202.34               10.00
5.251 - 5.500                           20                  4,839,913.41               13.18
5.501 - 5.750                           25                  9,066,396.54               24.69
5.751 - 6.000                           27                  8,634,344.18               23.51
6.001 - 6.250                           18                  5,026,396.07               13.69
6.251 - 6.500                           12                  4,062,370.92               11.06
6.501 - 6.750                           3                    914,000.00                2.49
7.001 - 7.250                           1                    268,000.00                0.73
----------------------------------------------------------------------------------------------------
TOTAL:                                 114                 $36,722,759.99             100.00%
====================================================================================================

(1)      As of the Cut-off Date, the weighted average Current Mortgage Interest
         Rate of the Group 4 Mortgage Loans is expected to be approximately
         5.836% per annum.

                 GROSS MARGINS OF THE GROUP 4 MORTGAGE LOANS (1)

----------------------------------------------------------------------------------------------------
                                                             AGGREGATE                 % OF
                                    NUMBER OF             STATED PRINCIPAL         CUT-OFF DATE
                                     MORTGAGE               BALANCE AS OF         POOL PRINCIPAL
      GROSS MARGIN (%)                LOANS                CUT-OFF DATE               BALANCE
----------------------------------------------------------------------------------------------------

2.001 - 2.250                          114                 $36,722,759.99             100.00%
----------------------------------------------------------------------------------------------------
TOTAL:                                 114                 $36,722,759.99             100.00%
====================================================================================================

(1)      As of the Cut-off Date, the weighted average Gross Margin of the Group
         4 Mortgage Loans is expected to be approximately 2.250% per annum.

                                                                              35
BANC OF AMERICA SECURITIES LLC
The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
[GRAPHIC OMITTED]                 BANC OF AMERICA FUNDING CORPORATION
                            Mortgage Pass-Through Certificates, Series 2006-A
                                       $1,051,311,000 (approximate)
--------------------------------------------------------------------------------

                 RATE CEILINGS OF THE GROUP 4 MORTGAGE LOANS (1)

----------------------------------------------------------------------------------------------------
                                                             AGGREGATE                 % OF
                                    NUMBER OF             STATED PRINCIPAL         CUT-OFF DATE
                                     MORTGAGE               BALANCE AS OF         POOL PRINCIPAL
      RATE CEILINGS (%)               LOANS                CUT-OFF DATE               BALANCE
----------------------------------------------------------------------------------------------------

9.751 - 10.000                          1                   $239,136.53                0.65%
10.001 - 10.250                         7                   3,672,202.34               10.00
10.251 - 10.500                         20                  4,839,913.41               13.18
10.501 - 10.750                         25                  9,066,396.54               24.69
10.751 - 11.000                         27                  8,634,344.18               23.51
11.001 - 11.250                         18                  5,026,396.07               13.69
11.251 - 11.500                         12                  4,062,370.92               11.06
11.501 - 11.750                         3                    914,000.00                2.49
12.001 - 12.250                         1                    268,000.00                0.73
----------------------------------------------------------------------------------------------------
TOTAL:                                 114                 $36,722,759.99             100.00%
====================================================================================================

(1)      As of the Cut-off Date, the weighted average Rate Ceiling of the Group
         4 Mortgage Loans is expected to be approximately 10.836% per annum.

          FIRST RATE ADJUSTMENT DATE OF THE GROUP 4 MORTGAGE LOANS (1)

----------------------------------------------------------------------------------------------------
                                                             AGGREGATE                 % OF
                                     NUMBER OF            STATED PRINCIPAL         CUT-OFF DATE
        FIRST RATE                   MORTGAGE                BALANCE AS OF         POOL PRINCIPAL
      ADJUSTMENT DATE                 LOANS                 CUT-OFF DATE              BALANCE
----------------------------------------------------------------------------------------------------

March 1, 2012                          3                   $1,596,086.90               4.35%
June 1, 2012                           1                     120,000.00                0.33
July 1, 2012                           3                     375,021.17                1.02
August 1, 2012                         3                     519,879.20                1.42
September 1, 2012                      4                    1,776,839.80               4.84
October 1, 2012                        27                   7,618,175.77               20.75
November 1, 2012                       48                  18,051,132.31               49.16
December 1, 2012                       25                   6,665,624.84               18.15
----------------------------------------------------------------------------------------------------
TOTAL:                                114                  $36,722,759.99             100.00%
====================================================================================================

(1)      As of the Cut-off Date, the weighted average number of months to the
         First Rate Adjustment Date for the Group 4 Mortgage Loans is expected to be approximately 81 months.

                                                                              36
BANC OF AMERICA SECURITIES LLC
The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
[GRAPHIC OMITTED]                 BANC OF AMERICA FUNDING CORPORATION
                            Mortgage Pass-Through Certificates, Series 2006-A
                                       $1,051,311,000 (approximate)
--------------------------------------------------------------------------------

                REMAINING TERMS OF THE GROUP 4 MORTGAGE LOANS (1)

----------------------------------------------------------------------------------------------------
                                                             AGGREGATE                  % OF
                                   NUMBER OF               STATED PRINCIPAL         CUT-OFF DATE
                                    MORTGAGE                BALANCE AS OF         POOL PRINCIPAL
  REMAINING TERM (MONTHS)            LOANS                 CUT-OFF DATE               BALANCE
----------------------------------------------------------------------------------------------------

341 - 360                             114                  $36,722,759.99             100.00%
----------------------------------------------------------------------------------------------------
TOTAL:                                114                  $36,722,759.99             100.00%
====================================================================================================

(1)      As of the Cut-off Date, the weighted average remaining term to stated
         maturity of the Group 4 Mortgage Loans is expected to be approximately
         357 months.

         CREDIT SCORING OF MORTGAGORS OF THE GROUP 4 MORTGAGE LOANS (1)

---------------------------------------------------------------------------------------------------
                                                             AGGREGATE                 % OF
                                   NUMBER OF              STATED PRINCIPAL         CUT-OFF DATE
                                    MORTGAGE                BALANCE AS OF         POOL PRINCIPAL
       CREDIT SCORES                 LOANS                 CUT-OFF DATE               BALANCE
----------------------------------------------------------------------------------------------------

801 - 850                              2                    $430,000.00                1.17%
751 - 800                              35                  13,347,383.74               36.35
701 - 750                              48                  14,737,380.01               40.13
651 - 700                              25                   7,563,571.61               20.60
601 - 650                              4                     644,424.63                1.75
----------------------------------------------------------------------------------------------------
TOTAL:                                114                  $36,722,759.99             100.00%
====================================================================================================

(1)      The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
         (Beacon) and TransUnion (Empirica).

                                                                              37
BANC OF AMERICA SECURITIES LLC
The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
[GRAPHIC OMITTED]                 BANC OF AMERICA FUNDING CORPORATION
                            Mortgage Pass-Through Certificates, Series 2006-A
                                       $1,051,311,000 (approximate)
--------------------------------------------------------------------------------

      DEBT-TO-INCOME RATIO OF MORTGAGORS OF THE GROUP 4 MORTGAGE LOANS (1)

----------------------------------------------------------------------------------------------------
                                                            AGGREGATE                   % OF
                                   NUMBER OF             STATED PRINCIPAL         CUT-OFF DATE
                                    MORTGAGE                BALANCE AS OF         POOL PRINCIPAL
   DEBT-TO-INCOME RATIOS             LOANS                 CUT-OFF DATE               BALANCE
----------------------------------------------------------------------------------------------------

1.01 - 5.00                            1                  $   106,522.11               0.29%
15.01 - 20.00                          7                    1,810,710.35               4.93
20.01 - 25.00                          6                    1,484,033.16               4.04
25.01 - 30.00                          11                   2,859,463.92               7.79
30.01 - 35.00                          17                   5,922,852.60              16.13
35.01 - 40.00                          27                   7,843,058.85              21.36
40.01 - 45.00                          33                  10,395,230.50              28.31
45.01 - 50.00                          8                    4,530,581.04              12.34
55.01 - 60.00                          1                      174,220.56               0.47
Not Available                          3                    1,596,086.90               4.35
----------------------------------------------------------------------------------------------------
TOTAL:                                114                 $36,722,759.99             100.00%
====================================================================================================

(1)      As of the Cut-off Date, the weighted average Debt-to-Income Ratio of the Group 4 Mortgage Loans is expected to be approximately 37.19%.

                                                                              38
BANC OF AMERICA SECURITIES LLC
The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
[GRAPHIC OMITTED]                 BANC OF AMERICA FUNDING CORPORATION
                            Mortgage Pass-Through Certificates, Series 2006-A
                                       $1,051,311,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           GROUP 5 COLLATERAL SUMMARY
--------------------------------------------------------------------------------

DESCRIPTION OF THE MORTGAGE LOANS
---------------------------------
The Group 5 Mortgage Loans consist of 10/1 One-Year LIBOR and One-Year CMT based
ARMs secured by first lien, one-to-four family residential properties. The
Mortgage Loans have a fixed interest rate for the first 10 years after origination and thereafter the Mortgage Loans have a variable interest rate.
Approximately 70.89% of the Group 5 Mortgage Loans require only the payment of interest until the 121st payment. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and One-Year CMT and will adjust to that index plus a certain number of basis points (the "Gross Margin").
The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the
London Market ("LIBOR") as published in The Wall Street Journal. The One-Year
CMT will be the weekly average yield on United States Treasury Securities adjusted to a constant maturity of one year, as made available by the Federal
Reserve Board, published in Federal Reserve Statistical Release H.15 (519) and
most recently available as of the date 45 days before the applicable Adjustment
Date. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which range from 9.750% to 11.500%. The effective minimum interest rate for substantially all of the Mortgage Loans will be each Mortgage
Loan's respective Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.
--------------------------------------------------------------------------------
The approximate collateral statistics for the Mortgage Loans are listed below as of the Cut-off Date. The balances and percentages may not be exact due to rounding.
--------------------------------------------------------------------------------

                                                                   COLLATERAL SUMMARY             RANGE (IF APPLICABLE)
                                                                   -----------------              ---------------------

TOTAL OUTSTANDING LOAN BALANCE                                          $ 60,917,940
TOTAL NUMBER OF LOANS                                                            109
AVERAGE LOAN PRINCIPAL BALANCE                                             $ 558,880                 $167,200 to $1,412,496
WA GROSS COUPON                                                               5.642%                       4.750% to 6.500%
WA FICO                                                                          705                             625 to 805
WA ORIGINAL TERM                                                          360 months
WA REMAINING TERM                                                         356 months                      327 to 359 months
WA OLTV                                                                       71.35%                       20.31% to 95.00%
WA DTI                                                                        37.88%                       11.23% to 65.18%
WA MONTHS TO FIRST RATE ADJUSTMENT DATE                                   116 months                       87 to 119 months
WA GROSS MARGIN                                                               2.431%                       2.250% to 2.750%
WA RATE CEILING                                                              10.642%                      9.750% to 11.500%
GEOGRAPHIC CONCENTRATION OF MORTGAGED PROPERTIES (TOP 5         CA            35.27%
STATES) BASED ON THE AGGREGATE STATED PRINCIPAL BALANCE         FL            15.19%
                                                                VA             6.77%
                                                                NY             6.31%
                                                                IL             4.41%

--------------------------------------------------------------------------------

                                                                              39
BANC OF AMERICA SECURITIES LLC
The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
[GRAPHIC OMITTED]                 BANC OF AMERICA FUNDING CORPORATION
                            Mortgage Pass-Through Certificates, Series 2006-A
                                       $1,051,311,000 (approximate)
--------------------------------------------------------------------------------

       OCCUPANCY OF MORTGAGED PROPERTIES OF THE GROUP 5 MORTGAGE LOANS (1)

----------------------------------------------------------------------------------------------------
                                                             AGGREGATE                 % OF
                                   NUMBER OF              STATED PRINCIPAL         CUT-OFF DATE
                                    MORTGAGE                BALANCE AS OF         POOL PRINCIPAL
         OCCUPANCY                   LOANS                  CUT-OFF DATE              BALANCE
----------------------------------------------------------------------------------------------------

Primary Residence                      108                 $60,317,971.30             99.02%
Second Home                             1                    599,968.25                0.98
----------------------------------------------------------------------------------------------------
TOTAL:                                 109                 $60,917,939.55             100.00%
====================================================================================================

(1)      Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  PROPERTY TYPES OF THE GROUP 5 MORTGAGE LOANS

----------------------------------------------------------------------------------------------------
                                                             AGGREGATE                 % OF
                                   NUMBER OF              STATED PRINCIPAL         CUT-OFF DATE
                                    MORTGAGE                BALANCE AS OF         POOL PRINCIPAL
       PROPERTY TYPE                  LOANS                 CUT-OFF DATE              BALANCE
----------------------------------------------------------------------------------------------------

Single Family Residence                74                  $40,175,683.57             65.95%
PUD                                    16                   9,618,123.22               15.79
Condominium                            17                   9,543,506.91               15.67
Cooperative                             1                    960,244.77                1.58
3-Family                                1                    620,381.08                1.02
----------------------------------------------------------------------------------------------------
TOTAL:                                 109                 $60,917,939.55             100.00%
====================================================================================================

               MORTGAGE LOAN PURPOSE OF THE GROUP 5 MORTGAGE LOANS

----------------------------------------------------------------------------------------------------
                                                             AGGREGATE                 % OF
                                   NUMBER OF              STATED PRINCIPAL         CUT-OFF DATE
                                    MORTGAGE                BALANCE AS OF         POOL PRINCIPAL
          PURPOSE                    LOANS                 CUT-OFF DATE               BALANCE
----------------------------------------------------------------------------------------------------

Purchase                               69                  $38,514,985.33             63.22%
Refinance-Rate/Term                    22                  12,944,024.69               21.25
Refinance-Cashout                      18                   9,458,929.53               15.53
----------------------------------------------------------------------------------------------------
TOTAL:                                 109                 $60,917,939.55             100.00%
====================================================================================================

                                                                              40
BANC OF AMERICA SECURITIES LLC
The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
[GRAPHIC OMITTED]                 BANC OF AMERICA FUNDING CORPORATION
                            Mortgage Pass-Through Certificates, Series 2006-A
                                       $1,051,311,000 (approximate)
--------------------------------------------------------------------------------

              GEOGRAPHICAL DISTRIBUTION OF THE MORTGAGE PROPERTIES
                        OF THE GROUP 5 MORTGAGE LOANS (1)

-----------------------------------------------------------------------------------------------
                                                          AGGREGATE                % OF
                                  NUMBER OF            STATED PRINCIPAL        CUT-OFF DATE
                                   MORTGAGE              BALANCE AS OF        POOL PRINCIPAL
      GEOGRAPHIC AREA               LOANS               CUT-OFF DATE              BALANCE
-----------------------------------------------------------------------------------------------

California                            39                $21,485,030.61            35.27%
Florida                               17                 9,252,657.89             15.19
Virginia                               7                 4,122,457.38              6.77
New York                               6                 3,846,950.95              6.31
Illinois                               5                 2,684,595.13              4.41
Colorado                               3                 2,675,992.57              4.39
New Jersey                             3                 2,306,153.37              3.79
South Carolina                         3                 2,032,000.00              3.34
Nevada                                 2                 1,257,446.97              2.06
North Carolina                         3                 1,236,851.23              2.03
Washington                             2                 1,199,040.46              1.97
Georgia                                2                  966,202.00               1.59
Massachusetts                          2                  952,965.52               1.56
Alaska                                 1                  932,000.00               1.53
Connecticut                            2                  852,310.10               1.40
Maryland                               1                  689,000.00               1.13
District of Columbia                   1                  605,494.67               0.99
Utah                                   1                  599,968.25               0.98
Texas                                  2                  575,393.22               0.94
Arizona                                1                  500,000.00               0.82
Arkansas                               1                  480,662.44               0.79
Idaho                                  1                  480,000.00               0.79
Pennsylvania                           1                  458,966.79               0.75
Hawaii                                 1                  317,400.00               0.52
Iowa                                   1                  241,200.00               0.40
Missouri                               1                  167,200.00               0.27
-----------------------------------------------------------------------------------------------
TOTAL:                                109               $60,917,939.55           100.00%
===============================================================================================

(1)      As of the Cut-off Date, no more than approximately 2.51% of the Group 5
         Mortgage Loans are expected to be secured by mortgaged properties in any one five-digit postal zip code.

                                                                              41
BANC OF AMERICA SECURITIES LLC
The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
[GRAPHIC OMITTED]                 BANC OF AMERICA FUNDING CORPORATION
                            Mortgage Pass-Through Certificates, Series 2006-A
                                       $1,051,311,000 (approximate)
--------------------------------------------------------------------------------

   CURRENT MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP 5 MORTGAGE LOANS (1)

----------------------------------------------------------------------------------------------------
                                                             AGGREGATE                 % OF
                                     NUMBER OF            STATED PRINCIPAL         CUT-OFF DATE
   CURRENT MORTGAGE LOAN             MORTGAGE               BALANCE AS OF         POOL PRINCIPAL
   PRINCIPAL BALANCES ($)              LOANS                CUT-OFF DATE              BALANCE
----------------------------------------------------------------------------------------------------

150,000.01 - 200,000.00                 3                   $560,147.95                0.92%
200,000.01 - 250,000.00                 3                    705,356.18                1.16
250,000.01 - 300,000.00                 3                    833,981.22                1.37
300,000.01 - 350,000.00                 3                    965,400.00                1.58
350,000.01 - 400,000.00                 6                   2,375,663.75               3.90
400,000.01 - 450,000.00                 11                  4,611,981.99               7.57
450,000.01 - 500,000.00                 28                 13,325,913.20               21.88
500,000.01 - 550,000.00                 7                   3,655,711.99               6.00
550,000.01 - 600,000.00                 7                   4,144,808.23               6.80
600,000.01 - 650,000.00                 11                  6,891,309.62               11.31
650,000.01 - 700,000.00                 9                   6,113,155.79               10.04
700,000.01 - 750,000.00                 3                   2,224,545.48               3.65
750,000.01 - 800,000.00                 3                   2,352,000.00               3.86
800,000.01 - 850,000.00                 1                    821,961.00                1.35
850,000.01 - 900,000.00                 3                   2,630,000.00               4.32
900,000.01 - 950,000.00                 1                    932,000.00                1.53
950,000.01 - 1,000,000.00               5                   4,959,746.44               8.14
1,000,000.01 - 1,500,000.00             2                   2,814,256.71               4.62
----------------------------------------------------------------------------------------------------
TOTAL:                                 109                 $60,917,939.55             100.00%
====================================================================================================

(1)      As of the Cut-off Date, the average outstanding principal balance of the Group 5 Mortgage Loans is expected to be approximately $558,880.

                                                                              42
BANC OF AMERICA SECURITIES LLC
The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
[GRAPHIC OMITTED]                 BANC OF AMERICA FUNDING CORPORATION
                            Mortgage Pass-Through Certificates, Series 2006-A
                                       $1,051,311,000 (approximate)
--------------------------------------------------------------------------------

         ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP 5 MORTGAGE LOANS (1)

----------------------------------------------------------------------------------------------------
                                                             AGGREGATE                 % OF
                                     NUMBER OF            STATED PRINCIPAL         CUT-OFF DATE
   ORIGINAL LOAN-TO-VALUE            MORTGAGE               BALANCE AS OF         POOL PRINCIPAL
         RATIOS (%)                    LOANS                CUT-OFF DATE              BALANCE
----------------------------------------------------------------------------------------------------

20.01 - 25.00                           1                   $395,996.00                0.65%
25.01 - 30.00                           1                    960,244.77                1.58
30.01 - 35.00                           1                   1,000,000.00               1.64
40.01 - 45.00                           5                   2,522,600.00               4.14
45.01 - 50.00                           3                   1,893,494.67               3.11
50.01 - 55.00                           1                    458,110.19                0.75
55.01 - 60.00                           3                   2,128,564.10               3.49
60.01 - 65.00                           6                   5,365,064.73               8.81
65.01 - 70.00                           9                   5,414,600.27               8.89
70.01 - 75.00                           10                  5,163,814.84               8.48
75.01 - 80.00                           67                 35,023,810.77               57.49
85.01 - 90.00                           1                    344,000.00                0.56
90.01 - 95.00                           1                    247,639.21                0.41
----------------------------------------------------------------------------------------------------
TOTAL:                                 109                 $60,917,939.55             100.00%
====================================================================================================

(1)      As of the Cut-off Date, the weighted average Loan-to-Value Ratio at origination of the Group 5 Mortgage Loans is expected to be approximately 71.35%.

                                                                              43
BANC OF AMERICA SECURITIES LLC
The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
[GRAPHIC OMITTED]                 BANC OF AMERICA FUNDING CORPORATION
                            Mortgage Pass-Through Certificates, Series 2006-A
                                       $1,051,311,000 (approximate)
--------------------------------------------------------------------------------

        CURRENT MORTGAGE INTEREST RATES OF THE GROUP 5 MORTGAGE LOANS (1)

----------------------------------------------------------------------------------------------------
                                                             AGGREGATE                 % OF
                                     NUMBER OF            STATED PRINCIPAL         CUT-OFF DATE
  CURRENT MORTGAGE INTEREST          MORTGAGE               BALANCE AS OF         POOL PRINCIPAL
          RATES (%)                    LOANS                CUT-OFF DATE              BALANCE
----------------------------------------------------------------------------------------------------

4.501 - 4.750                           3                  $2,218,527.54               3.64%
4.751 - 5.000                           2                   1,209,000.00               1.98
5.001 - 5.250                           9                   5,787,615.68               9.50
5.251 - 5.500                           29                 15,938,267.92               26.16
5.501 - 5.750                           29                 15,871,348.70               26.05
5.751 - 6.000                           23                 11,684,032.06               19.18
6.001 - 6.250                           10                  6,109,147.65               10.03
6.251 - 6.500                           4                   2,100,000.00               3.45
----------------------------------------------------------------------------------------------------
TOTAL:                                 109                 $60,917,939.55             100.00%
====================================================================================================

(1)      As of the Cut-off Date, the weighted average Current Mortgage Interest
         Rate of the Group 5 Mortgage Loans is expected to be approximately
         5.642% per annum.

                 GROSS MARGINS OF THE GROUP 5 MORTGAGE LOANS (1)

----------------------------------------------------------------------------------------------------
                                                            AGGREGATE                 % OF
                                    NUMBER OF            STATED PRINCIPAL         CUT-OFF DATE
                                     MORTGAGE              BALANCE AS OF         POOL PRINCIPAL
      GROSS MARGIN (%)                LOANS                CUT-OFF DATE              BALANCE
----------------------------------------------------------------------------------------------------

2.001 - 2.250                           66                 $38,164,288.45             62.65%
2.251 - 2.500                           1                   1,401,761.20               2.30
2.501 - 2.750                           42                 21,351,889.90               35.05
----------------------------------------------------------------------------------------------------
TOTAL:                                 109                 $60,917,939.55             100.00%
====================================================================================================

(1)      As of the Cut-off Date, the weighted average Gross Margin of the Group
         5 Mortgage Loans is expected to be approximately 2.431% per annum.

                                                                              44
BANC OF AMERICA SECURITIES LLC
The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
[GRAPHIC OMITTED]                 BANC OF AMERICA FUNDING CORPORATION
                            Mortgage Pass-Through Certificates, Series 2006-A
                                       $1,051,311,000 (approximate)
--------------------------------------------------------------------------------

                 RATE CEILINGS OF THE GROUP 5 MORTGAGE LOANS (1)

----------------------------------------------------------------------------------------------------
                                                             AGGREGATE                 % OF
                                    NUMBER OF             STATED PRINCIPAL         CUT-OFF DATE
                                     MORTGAGE               BALANCE AS OF         POOL PRINCIPAL
      RATE CEILINGS (%)               LOANS                CUT-OFF DATE               BALANCE
----------------------------------------------------------------------------------------------------

9.501 - 9.750                           3                  $2,218,527.54               3.64%
9.751 - 10.000                          2                   1,209,000.00               1.98
10.001 - 10.250                         9                   5,787,615.68               9.50
10.251 - 10.500                         29                 15,938,267.92               26.16
10.501 - 10.750                         29                 15,871,348.70               26.05
10.751 - 11.000                         23                 11,684,032.06               19.18
11.001 - 11.250                         10                  6,109,147.65               10.03
11.251 - 11.500                         4                   2,100,000.00               3.45
----------------------------------------------------------------------------------------------------
TOTAL:                                 109                 $60,917,939.55             100.00%
====================================================================================================

(1)      As of the Cut-off Date, the weighted average Rate Ceiling of the Group
         5 Mortgage Loans is expected to be approximately 10.642% per annum.

                                                                              45
BANC OF AMERICA SECURITIES LLC
The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
[GRAPHIC OMITTED]                 BANC OF AMERICA FUNDING CORPORATION
                            Mortgage Pass-Through Certificates, Series 2006-A
                                       $1,051,311,000 (approximate)
--------------------------------------------------------------------------------

          FIRST RATE ADJUSTMENT DATE OF THE GROUP 5 MORTGAGE LOANS (1)

----------------------------------------------------------------------------------------------------
                                                              AGGREGATE                 % OF
                                    NUMBER OF              STATED PRINCIPAL         CUT-OFF DATE
        FIRST RATE                   MORTGAGE               BALANCE AS OF         POOL PRINCIPAL
      ADJUSTMENT DATE                 LOANS                  CUT-OFF DATE              BALANCE
----------------------------------------------------------------------------------------------------

April 1, 2013                          1                    $960,244.77                1.58%
July 1, 2013                           1                     620,381.08                1.02
August 1, 2013                         1                     999,659.21                1.64
August 1, 2014                         1                    1,401,761.20               2.30
April 1, 2015                          1                     788,000.00                1.29
June 1, 2015                           3                    1,279,378.70               2.10
August 1, 2015                         9                    4,393,648.58               7.21
September 1, 2015                      8                    4,862,225.87               7.98
October 1, 2015                        11                   6,872,743.41               11.28
November 1, 2015                       65                  34,674,186.27               56.92
December 1, 2015                       8                    4,065,710.46               6.67
----------------------------------------------------------------------------------------------------
TOTAL:                                109                  $60,917,939.55             100.00%
====================================================================================================

(1)      As of the Cut-off Date, the weighted average number of months to the
         First Rate Adjustment Date for the Group 5 Mortgage Loans is expected to be approximately 116 months.

                REMAINING TERMS OF THE GROUP 5 MORTGAGE LOANS (1)

----------------------------------------------------------------------------------------------------
                                                             AGGREGATE                 % OF
                                   NUMBER OF              STATED PRINCIPAL         CUT-OFF DATE
                                    MORTGAGE                BALANCE AS OF         POOL PRINCIPAL
  REMAINING TERM (MONTHS)            LOANS                  CUT-OFF DATE              BALANCE
----------------------------------------------------------------------------------------------------

321 - 340                              3                   $2,580,285.06               4.24%
341 - 360                             106                  58,337,654.49               95.76
----------------------------------------------------------------------------------------------------
TOTAL:                                109                  $60,917,939.55             100.00%
====================================================================================================

(1)      As of the Cut-off Date, the weighted average remaining term to stated
         maturity of the Group 5 Mortgage Loans is expected to be approximately
         356 months.

                                                                              46
BANC OF AMERICA SECURITIES LLC
The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
[GRAPHIC OMITTED]                 BANC OF AMERICA FUNDING CORPORATION
                            Mortgage Pass-Through Certificates, Series 2006-A
                                       $1,051,311,000 (approximate)
--------------------------------------------------------------------------------

         CREDIT SCORING OF MORTGAGORS OF THE GROUP 5 MORTGAGE LOANS (1)

----------------------------------------------------------------------------------------------------
                                                             AGGREGATE                 % OF
                                   NUMBER OF              STATED PRINCIPAL         CUT-OFF DATE
                                    MORTGAGE                BALANCE AS OF         POOL PRINCIPAL
       CREDIT SCORES                  LOANS                 CUT-OFF DATE              BALANCE
----------------------------------------------------------------------------------------------------

801 - 850                              2                   $1,097,591.00               1.80%
751 - 800                              23                  13,814,641.94               22.68
701 - 750                              19                  11,489,553.24               18.86
651 - 700                              50                  27,728,015.81               45.52
601 - 650                              13                   5,467,124.30               8.97
Not Scored                             2                    1,321,013.26               2.17
----------------------------------------------------------------------------------------------------
TOTAL:                                109                  $60,917,939.55             100.00%
====================================================================================================

(1)     The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
        (Beacon) and TransUnion (Empirica).

      DEBT-TO-INCOME RATIO OF MORTGAGORS OF THE GROUP 5 MORTGAGE LOANS (1)

----------------------------------------------------------------------------------------------------
                                                            AGGREGATE                 % OF
                                   NUMBER OF             STATED PRINCIPAL         CUT-OFF DATE
                                    MORTGAGE                BALANCE AS OF         POOL PRINCIPAL
   DEBT-TO-INCOME RATIOS             LOANS                 CUT-OFF DATE              BALANCE
----------------------------------------------------------------------------------------------------

10.01 - 15.00                          2                   $1,077,500.00               1.77%
15.01 - 20.00                          1                     193,749.95                0.32
20.01 - 25.00                          6                    3,490,631.48               5.73
25.01 - 30.00                          14                   7,431,976.46               12.20
30.01 - 35.00                          22                  12,511,461.01               20.54
35.01 - 40.00                          18                   9,380,980.68               15.40
40.01 - 45.00                          16                   8,305,418.97               13.63
45.01 - 50.00                          14                   8,136,423.22               13.36
50.01 - 55.00                          8                    4,182,470.69               6.87
55.01 - 60.00                          3                    1,725,997.42               2.83
65.01 - 70.00                          1                     499,283.41                0.82
Not Available                          4                    3,982,046.26               6.54
----------------------------------------------------------------------------------------------------
TOTAL:                                109                  $60,917,939.55             100.00%
====================================================================================================

(1)      As of the Cut-off Date, the weighted average Debt-to-Income Ratio of the Group 5 Mortgage Loans is expected to be approximately 37.88%.

                                                                              47
BANC OF AMERICA SECURITIES LLC
The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
[GRAPHIC OMITTED]                 BANC OF AMERICA FUNDING CORPORATION
                            Mortgage Pass-Through Certificates, Series 2006-A
                                       $1,051,311,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           GROUP 6 COLLATERAL SUMMARY
--------------------------------------------------------------------------------
DESCRIPTION OF THE MORTGAGE LOANS
---------------------------------
The Group 6 Mortgage Loans consist of 10/1 One-Year LIBOR based ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 10 years after origination and thereafter the
Mortgage Loans have a variable interest rate. Approximately 92.66% of the Group
6 Mortgage Loans require only the payment of interest until the 121st payment.
The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to
One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The
One-Year LIBOR Index is the average of the interbank offered rates for one-year
U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in
The Wall Street Journal. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which range from 10.125% to 11.750%. The effective minimum interest rate for substantially all of the Mortgage Loans will be each Mortgage Loan's respective Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.
--------------------------------------------------------------------------------

The approximate collateral statistics for the Mortgage Loans are listed below as of the Cut-off Date. The balances and percentages may not be exact due to rounding.
--------------------------------------------------------------------------------

                                                                   COLLATERAL SUMMARY             RANGE (IF APPLICABLE)
                                                                   ------------------             ---------------------

TOTAL OUTSTANDING LOAN BALANCE                                         $ 140,403,804
TOTAL NUMBER OF LOANS                                                            306
AVERAGE LOAN PRINCIPAL BALANCE                                             $ 458,836                  $54,000 to $1,875,000
WA GROSS COUPON                                                               5.847%                       5.125% to 6.750%
WA FICO                                                                          743                             627 to 816
WA ORIGINAL TERM                                                          360 months
WA REMAINING TERM                                                         358 months                      353 to 359 months
WA OLTV                                                                       68.95%                       11.82% to 95.00%
WA DTI                                                                        35.06%                        0.26% to 63.90%
WA MONTHS TO FIRST RATE ADJUSTMENT DATE                                   118 months                      113 to 119 months
WA GROSS MARGIN                                                               2.250%
WA RATE CEILING                                                              10.847%                     10.125% to 11.750%
GEOGRAPHIC CONCENTRATION OF MORTGAGED PROPERTIES (TOP 5         CA            54.68%
STATES) BASED ON THE AGGREGATE STATED PRINCIPAL BALANCE         FL            10.26%
                                                                VA             3.66%
                                                                MD             3.48%
                                                                IL             2.76%

--------------------------------------------------------------------------------

                                                                              48
BANC OF AMERICA SECURITIES LLC
The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
[GRAPHIC OMITTED]                 BANC OF AMERICA FUNDING CORPORATION
                            Mortgage Pass-Through Certificates, Series 2006-A
                                       $1,051,311,000 (approximate)
--------------------------------------------------------------------------------

       OCCUPANCY OF MORTGAGED PROPERTIES OF THE GROUP 6 MORTGAGE LOANS (1)

----------------------------------------------------------------------------------------------------
                                                             AGGREGATE                 % OF
                                   NUMBER OF              STATED PRINCIPAL         CUT-OFF DATE
                                    MORTGAGE                BALANCE AS OF         POOL PRINCIPAL
         OCCUPANCY                    LOANS                 CUT-OFF DATE              BALANCE
----------------------------------------------------------------------------------------------------

Primary Residence                      289                $132,662,182.41             94.49%
Second Home                            17                   7,741,621.51               5.51
----------------------------------------------------------------------------------------------------
TOTAL:                                 306                $140,403,803.92             100.00%
====================================================================================================

(1)      Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  PROPERTY TYPES OF THE GROUP 6 MORTGAGE LOANS

----------------------------------------------------------------------------------------------------
                                                             AGGREGATE                % OF
                                   NUMBER OF             STATED PRINCIPAL         CUT-OFF DATE
                                    MORTGAGE               BALANCE AS OF         POOL PRINCIPAL
       PROPERTY TYPE                 LOANS                 CUT-OFF DATE              BALANCE
----------------------------------------------------------------------------------------------------

Single Family Residence                191                 $90,993,366.98             64.81%
PUD                                    64                  30,362,057.96               21.62
Condominium                            47                  18,214,746.98               12.97
Townhouse                               3                    506,326.00                0.36
2-Family                                1                    327,306.00                0.23
----------------------------------------------------------------------------------------------------
TOTAL:                                 306                $140,403,803.92             100.00%
====================================================================================================

               MORTGAGE LOAN PURPOSE OF THE GROUP 6 MORTGAGE LOANS

----------------------------------------------------------------------------------------------------
                                                             AGGREGATE                 % OF
                                   NUMBER OF              STATED PRINCIPAL         CUT-OFF DATE
                                    MORTGAGE               BALANCE AS OF         POOL PRINCIPAL
          PURPOSE                    LOANS                 CUT-OFF DATE              BALANCE
----------------------------------------------------------------------------------------------------

Purchase                               167                 $61,801,201.64             44.02%
Refinance-Cashout                      75                  43,277,304.37               30.82
Refinance-Rate/Term                    64                  35,325,297.91               25.16
----------------------------------------------------------------------------------------------------
TOTAL:                                 306                $140,403,803.92             100.00%
====================================================================================================

                                                                              49
BANC OF AMERICA SECURITIES LLC
The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
[GRAPHIC OMITTED]                 BANC OF AMERICA FUNDING CORPORATION
                            Mortgage Pass-Through Certificates, Series 2006-A
                                       $1,051,311,000 (approximate)
--------------------------------------------------------------------------------

              GEOGRAPHICAL DISTRIBUTION OF THE MORTGAGE PROPERTIES
                        OF THE GROUP 6 MORTGAGE LOANS (1)

-----------------------------------------------------------------------------------------------
                                                          AGGREGATE                % OF
                                  NUMBER OF            STATED PRINCIPAL        CUT-OFF DATE
                                   MORTGAGE              BALANCE AS OF        POOL PRINCIPAL
      GEOGRAPHIC AREA               LOANS                CUT-OFF DATE             BALANCE
-----------------------------------------------------------------------------------------------

California                            138               $76,768,845.36            54.68%
Florida                               28                14,409,528.05             10.26
Maryland                              16                 5,137,648.38              3.66
Virginia                              13                 4,885,102.36              3.48
Illinois                               8                 3,872,055.17              2.76
Colorado                              10                 3,475,045.24              2.48
New York                               5                 3,161,273.45              2.25
South Carolina                        10                 3,100,957.59              2.21
Hawaii                                 3                 2,819,301.60              2.01
District of Columbia                   4                 2,429,920.00              1.73
North Carolina                         6                 2,189,770.09              1.56
Arizona                                6                 1,914,345.72              1.36
Texas                                  8                 1,892,357.40              1.35
New Jersey                             5                 1,876,101.28              1.34
Georgia                                8                 1,454,236.81              1.04
Wisconsin                              3                 1,389,979.11              0.99
Michigan                               2                 1,056,000.00              0.75
Minnesota                              2                 1,014,000.00              0.72
New Hampshire                          2                  851,400.00               0.61
Utah                                   1                  792,000.00               0.56
Missouri                               5                  788,053.26               0.56
Tennessee                              3                  687,420.00               0.49
Kansas                                 3                  604,460.00               0.43
Washington                             3                  598,860.00               0.43
New Mexico                             2                  490,400.00               0.35
Connecticut                            1                  464,000.00               0.33
Montana                                1                  356,000.00               0.25
Oregon                                 2                  339,400.00               0.24
Massachusetts                          1                  333,600.00               0.24
Maine                                  1                  288,000.00               0.21
Nevada                                 1                  260,000.00               0.19
Rhode Island                           1                  178,804.19               0.13
Oklahoma                               1                  169,066.00               0.12
Indiana                                1                  133,112.00               0.09
Wyoming                                1                  121,567.78               0.09
Ohio                                             1               101,193.08               0.07
-----------------------------------------------------------------------------------------------
TOTAL:                                306              $140,403,803.92           100.00%
===============================================================================================

(1)      As of the Cut-off Date, no more than approximately 1.62% of the Group 6
         Mortgage Loans are expected to be secured by mortgaged properties in any one five-digit postal zip code.

                                                                              50
BANC OF AMERICA SECURITIES LLC
The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
[GRAPHIC OMITTED]                 BANC OF AMERICA FUNDING CORPORATION
                            Mortgage Pass-Through Certificates, Series 2006-A
                                       $1,051,311,000 (approximate)
--------------------------------------------------------------------------------

   CURRENT MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP 6 MORTGAGE LOANS (1)

----------------------------------------------------------------------------------------------------
                                                             AGGREGATE                 % OF
                                     NUMBER OF            STATED PRINCIPAL         CUT-OFF DATE
   CURRENT MORTGAGE LOAN             MORTGAGE               BALANCE AS OF         POOL PRINCIPAL
   PRINCIPAL BALANCES ($)              LOANS                CUT-OFF DATE              BALANCE
----------------------------------------------------------------------------------------------------

50,000.01 - 100,000.00                  10                  $776,565.93                0.55%
100,000.01 - 150,000.00                 16                  2,043,032.16               1.46
150,000.01 - 200,000.00                 42                  7,566,005.19               5.39
200,000.01 - 250,000.00                 24                  5,497,037.61               3.92
250,000.01 - 300,000.00                 23                  6,448,075.04               4.59
300,000.01 - 350,000.00                 25                  8,157,024.46               5.81
350,000.01 - 400,000.00                 14                  5,204,670.00               3.71
400,000.01 - 450,000.00                 23                  9,832,477.35               7.00
450,000.01 - 500,000.00                 21                 10,138,123.55               7.22
500,000.01 - 550,000.00                 16                  8,496,724.04               6.05
550,000.01 - 600,000.00                 19                 10,922,794.00               7.78
600,000.01 - 650,000.00                 10                  6,389,609.66               4.55
650,000.01 - 700,000.00                 11                  7,492,144.95               5.34
700,000.01 - 750,000.00                 13                  9,325,447.00               6.64
750,000.01 - 800,000.00                 5                   3,909,664.72               2.78
800,000.01 - 850,000.00                 6                   4,940,256.04               3.52
850,000.01 - 900,000.00                 3                   2,690,575.65               1.92
900,000.01 - 950,000.00                 4                   3,675,290.98               2.62
950,000.01 - 1,000,000.00               6                   5,999,367.84               4.27
1,000,000.01 - 1,500,000.00             11                 13,826,063.23               9.85
1,500,000.01 - 2,000,000.00             4                   7,072,854.52               5.04
----------------------------------------------------------------------------------------------------
TOTAL:                                 306                $140,403,803.92             100.00%
====================================================================================================

(1)      As of the Cut-off Date, the average outstanding principal balance of the Group 6 Mortgage Loans is expected to be approximately $458,836.

                                                                              51
BANC OF AMERICA SECURITIES LLC
The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
[GRAPHIC OMITTED]                 BANC OF AMERICA FUNDING CORPORATION
                            Mortgage Pass-Through Certificates, Series 2006-A
                                       $1,051,311,000 (approximate)
--------------------------------------------------------------------------------

         ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP 6 MORTGAGE LOANS (1)

----------------------------------------------------------------------------------------------------
                                                              AGGREGATE                % OF
                                     NUMBER OF            STATED PRINCIPAL         CUT-OFF DATE
   ORIGINAL LOAN-TO-VALUE             MORTGAGE              BALANCE AS OF         POOL PRINCIPAL
         RATIOS (%)                    LOANS                 CUT-OFF DATE             BALANCE
----------------------------------------------------------------------------------------------------

10.01 - 15.00                           2                   $186,000.00                0.13%
15.01 - 20.00                           1                    200,000.00                0.14
20.01 - 25.00                           3                    898,000.00                0.64
25.01 - 30.00                           1                    237,000.00                0.17
30.01 - 35.00                           3                    762,306.00                0.54
35.01 - 40.00                           2                    852,478.00                0.61
40.01 - 45.00                           9                   3,612,300.00               2.57
45.01 - 50.00                           12                  6,225,979.11               4.43
50.01 - 55.00                           14                  7,187,337.69               5.12
55.01 - 60.00                           21                 11,041,195.71               7.86
60.01 - 65.00                           25                 15,673,412.79               11.16
65.01 - 70.00                           33                 21,776,983.29               15.51
70.01 - 75.00                           24                 13,310,616.77               9.48
75.01 - 80.00                          154                 58,008,929.28               41.32
80.01 - 85.00                           1                    339,500.00                0.24
90.01 - 95.00                           1                    91,765.28                 0.07
----------------------------------------------------------------------------------------------------
TOTAL:                                 306                $140,403,803.92             100.00%
====================================================================================================

(1)      As of the Cut-off Date, the weighted average Loan-to-Value Ratio at origination of the Group 6 Mortgage Loans is expected to be approximately 68.95%.

                                                                              52
BANC OF AMERICA SECURITIES LLC
The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
[GRAPHIC OMITTED]                 BANC OF AMERICA FUNDING CORPORATION
                            Mortgage Pass-Through Certificates, Series 2006-A
                                       $1,051,311,000 (approximate)
--------------------------------------------------------------------------------

        CURRENT MORTGAGE INTEREST RATES OF THE GROUP 6 MORTGAGE LOANS (1)

----------------------------------------------------------------------------------------------------
                                                             AGGREGATE                 % OF
                                     NUMBER OF            STATED PRINCIPAL         CUT-OFF DATE
  CURRENT MORTGAGE INTEREST          MORTGAGE               BALANCE AS OF         POOL PRINCIPAL
          RATES (%)                    LOANS                CUT-OFF DATE              BALANCE
----------------------------------------------------------------------------------------------------

5.001 - 5.250                           15                 $5,488,932.34               3.91%
5.251 - 5.500                           37                 22,310,793.81               15.89
5.501 - 5.750                           89                 37,393,729.79               26.63
5.751 - 6.000                           84                 41,864,629.64               29.82
6.001 - 6.250                           59                 24,008,064.74               17.10
6.251 - 6.500                           18                  5,293,277.00               3.77
6.501 - 6.750                           4                   4,044,376.60               2.88
----------------------------------------------------------------------------------------------------
TOTAL:                                 306                $140,403,803.92             100.00%
====================================================================================================

(1)      As of the Cut-off Date, the weighted average Current Mortgage Interest
         Rate of the Group 6 Mortgage Loans is expected to be approximately
         5.847% per annum.

                 GROSS MARGINS OF THE GROUP 6 MORTGAGE LOANS (1)

----------------------------------------------------------------------------------------------------
                                                             AGGREGATE                 % OF
                                     NUMBER OF            STATED PRINCIPAL         CUT-OFF DATE
                                     MORTGAGE               BALANCE AS OF         POOL PRINCIPAL
      GROSS MARGIN (%)                 LOANS                CUT-OFF DATE              BALANCE
----------------------------------------------------------------------------------------------------

2.001 - 2.250                          306                $140,403,803.92             100.00%
----------------------------------------------------------------------------------------------------
TOTAL:                                 306                $140,403,803.92             100.00%
====================================================================================================

(1)      As of the Cut-off Date, the weighted average Gross Margin of the Group
         6 Mortgage Loans is expected to be approximately 2.250% per annum.

                                                                              53
BANC OF AMERICA SECURITIES LLC
The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
[GRAPHIC OMITTED]                 BANC OF AMERICA FUNDING CORPORATION
                            Mortgage Pass-Through Certificates, Series 2006-A
                                       $1,051,311,000 (approximate)
--------------------------------------------------------------------------------

                 RATE CEILINGS OF THE GROUP 6 MORTGAGE LOANS (1)

----------------------------------------------------------------------------------------------------
                                                             AGGREGATE                 % OF
                                     NUMBER OF            STATED PRINCIPAL         CUT-OFF DATE
                                     MORTGAGE               BALANCE AS OF         POOL PRINCIPAL
      RATE CEILINGS (%)                LOANS                CUT-OFF DATE              BALANCE
----------------------------------------------------------------------------------------------------

10.001 - 10.250                         15                 $5,488,932.34               3.91%
10.251 - 10.500                         37                 22,310,793.81               15.89
10.501 - 10.750                         89                 37,393,729.79               26.63
10.751 - 11.000                         84                 41,864,629.64               29.82
11.001 - 11.250                         59                 24,008,064.74               17.10
11.251 - 11.500                         18                  5,293,277.00               3.77
11.501 - 11.750                         4                   4,044,376.60               2.88
----------------------------------------------------------------------------------------------------
TOTAL:                                 306                $140,403,803.92             100.00%
====================================================================================================

(1)      As of the Cut-off Date, the weighted average Rate Ceiling of the Group
         6 Mortgage Loans is expected to be approximately 10.847% per annum.

                                                                              54
BANC OF AMERICA SECURITIES LLC
The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
[GRAPHIC OMITTED]                 BANC OF AMERICA FUNDING CORPORATION
                            Mortgage Pass-Through Certificates, Series 2006-A
                                       $1,051,311,000 (approximate)
--------------------------------------------------------------------------------

          FIRST RATE ADJUSTMENT DATE OF THE GROUP 6 MORTGAGE LOANS (1)

----------------------------------------------------------------------------------------------------
                                                             AGGREGATE                 % OF
                                    NUMBER OF             STATED PRINCIPAL         CUT-OFF DATE
        FIRST RATE                  MORTGAGE                BALANCE AS OF         POOL PRINCIPAL
      ADJUSTMENT DATE                 LOANS                 CUT-OFF DATE              BALANCE
----------------------------------------------------------------------------------------------------

June 1, 2015                           1                    $157,226.22                0.11%
July 1, 2015                           4                     656,068.49                0.47
August 1, 2015                         6                    2,399,318.14               1.71
September 1, 2015                      12                   7,824,314.52               5.57
October 1, 2015                        88                  39,469,939.88               28.11
November 1, 2015                      138                  64,380,874.93               45.85
December 1, 2015                       57                  25,516,061.74               18.17
----------------------------------------------------------------------------------------------------
TOTAL:                                306                 $140,403,803.92             100.00%
====================================================================================================

(1)      As of the Cut-off Date, the weighted average number of months to the
         First Rate Adjustment Date for the Group 6 Mortgage Loans is expected to be approximately 118 months.

                REMAINING TERMS OF THE GROUP 6 MORTGAGE LOANS (1)

----------------------------------------------------------------------------------------------------
                                                            AGGREGATE                 % OF
                                    NUMBER OF            STATED PRINCIPAL         CUT-OFF DATE
                                    MORTGAGE               BALANCE AS OF         POOL PRINCIPAL
  REMAINING TERM (MONTHS)            LOANS                 CUT-OFF DATE              BALANCE
----------------------------------------------------------------------------------------------------

341 - 360                             306                 $140,403,803.92             100.00%
----------------------------------------------------------------------------------------------------
TOTAL:                                306                 $140,403,803.92             100.00%
====================================================================================================

(1)      As of the Cut-off Date, the weighted average remaining term to stated
         maturity of the Group 6 Mortgage Loans is expected to be approximately
         358 months.

                                                                              55
BANC OF AMERICA SECURITIES LLC
The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
[GRAPHIC OMITTED]                 BANC OF AMERICA FUNDING CORPORATION
                            Mortgage Pass-Through Certificates, Series 2006-A
                                       $1,051,311,000 (approximate)
--------------------------------------------------------------------------------

         CREDIT SCORING OF MORTGAGORS OF THE GROUP 6 MORTGAGE LOANS (1)

----------------------------------------------------------------------------------------------------
                                                             AGGREGATE                 % OF
                                    NUMBER OF             STATED PRINCIPAL         CUT-OFF DATE
                                    MORTGAGE                BALANCE AS OF         POOL PRINCIPAL
       CREDIT SCORES                 LOANS                  CUT-OFF DATE             BALANCE
----------------------------------------------------------------------------------------------------

801 - 850                              8                   $3,412,774.65               2.43%
751 - 800                             123                  58,437,189.85               41.62
701 - 750                             118                  50,473,697.73               35.95
651 - 700                              55                  26,590,641.69               18.94
601 - 650                              2                    1,489,500.00               1.06
----------------------------------------------------------------------------------------------------
TOTAL:                                306                 $140,403,803.92             100.00%
====================================================================================================

(1) The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
    (Beacon) and TransUnion (Empirica).

      DEBT-TO-INCOME RATIO OF MORTGAGORS OF THE GROUP 6 MORTGAGE LOANS (1)

----------------------------------------------------------------------------------------------------
                                                             AGGREGATE                 % OF
                                    NUMBER OF             STATED PRINCIPAL         CUT-OFF DATE
                                    MORTGAGE                BALANCE AS OF         POOL PRINCIPAL
   DEBT-TO-INCOME RATIOS             LOANS                 CUT-OFF DATE               BALANCE
----------------------------------------------------------------------------------------------------

0.01 - 1.00                            1                    $235,000.00                0.17%
1.01 - 5.00                            1                    1,000,000.00               0.71
10.01 - 15.00                          2                     686,500.00                0.49
15.01 - 20.00                          12                   4,677,645.24               3.33
20.01 - 25.00                          33                  17,091,022.63               12.17
25.01 - 30.00                          30                  14,384,641.03               10.25
30.01 - 35.00                          57                  23,592,194.78               16.80
35.01 - 40.00                          91                  41,182,583.53               29.33
40.01 - 45.00                          56                  24,491,423.97               17.44
45.01 - 50.00                          17                   7,979,991.14               5.68
50.01 - 55.00                          3                    1,522,800.00               1.08
55.01 - 60.00                          2                    1,721,625.00               1.23
60.01 - 65.00                          1                    1,838,376.60               1.31
----------------------------------------------------------------------------------------------------
TOTAL:                                527                 $385,437,820.33             100.00%
====================================================================================================

(1)      As of the Cut-off Date, the weighted average Debt-to-Income Ratio of the Group 6 Mortgage Loans is expected to be approximately 35.06%.

                                                                              56
BANC OF AMERICA SECURITIES LLC
The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
[GRAPHIC OMITTED]                 BANC OF AMERICA FUNDING CORPORATION
                            Mortgage Pass-Through Certificates, Series 2006-A
                                       $1,051,311,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   AGGREGATE CROSS GROUP 1 COLLATERAL SUMMARY
--------------------------------------------------------------------------------

DESCRIPTION OF THE MORTGAGE LOANS
---------------------------------
The Aggregate Cross Group 1 Mortgage Loans (comprised of Loan Group 1) consist of One-Year CMT based Relationship ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 5 years after origination and thereafter the Mortgage Loans have a variable interest rate. Of the Mortgage Loans, 84.98% require only the payment of interest until the 61st or 121st payment. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter.
All of the mortgage interest rates will be indexed to the One-Year CMT and will adjust to that index plus a certain number of basis points (the "Gross Margin").
The One-Year CMT will be the weekly average yield on United States Treasury
Securities adjusted to a constant maturity of one year, as made available by the
Federal Reserve Board, published in Federal Reserve Statistical Release H.15
(519) and most recently available as of the date 45 days before the applicable
Adjustment Date. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which range from 7.750% to 11.250%. The effective minimum interest rate for substantially all of the Mortgage Loans will be each
Mortgage Loan's respective Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

-------------------------------------------------------------------------------------------------------------------------------
The approximate collateral statistics for the Mortgage Loans are listed below as of the Cut-off Date. The balances and percentages may not be exact due to rounding.
-------------------------------------------------------------------------------------------------------------------------------
                                                                   COLLATERAL SUMMARY             RANGE (IF APPLICABLE)
                                                                   ------------------             ---------------------

TOTAL OUTSTANDING LOAN BALANCE                                         $385,437,820
TOTAL NUMBER OF LOANS                                                            527
AVERAGE LOAN PRINCIPAL BALANCE                                              $731,381                  $72,354 to $6,250,000
WA GROSS COUPON                                                               4.881%                       2.750% to 5.625%
WA FICO                                                                          747                             617 to 817
WA ORIGINAL TERM                                                          360 months
WA REMAINING TERM                                                         353 months                      321 to 359 months
WA OLTV                                                                       64.51%                        5.47% to 95.00%
WA DTI                                                                        29.51%                        1.62% to 59.82%
WA MONTHS TO FIRST RATE ADJUSTMENT DATE                                    53 months                        21 to 59 months
WA GROSS MARGIN                                                               2.750%
WA RATE CEILING                                                               9.891%                      7.750% to 11.250%
GEOGRAPHIC CONCENTRATION OF MORTGAGED PROPERTIES (TOP 5         CA            71.16%
STATES) BASED ON THE AGGREGATE STATED PRINCIPAL BALANCE         AZ             3.11%
                                                                NV             2.99%
                                                                WA             2.58%
                                                                NY             2.31%
--------------------------------------------------------------- ------ ------------------- ---------- -------------------------

                                                                              57
BANC OF AMERICA SECURITIES LLC
The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
[GRAPHIC OMITTED]                 BANC OF AMERICA FUNDING CORPORATION
                            Mortgage Pass-Through Certificates, Series 2006-A
                                       $1,051,311,000 (approximate)
--------------------------------------------------------------------------------

                 OCCUPANCY OF MORTGAGED PROPERTIES OF THE AGGREGATE CROSS GROUP 1 MORTGAGE LOANS (1)

----------------------------------------------------------------------------------------------------
                                                             AGGREGATE                % OF
                                    NUMBER OF             STATED PRINCIPAL         CUT-OFF DATE
                                    MORTGAGE                BALANCE AS OF         POOL PRINCIPAL
           OCCUPANCY                 LOANS                 CUT-OFF DATE               BALANCE
----------------------------------------------------------------------------------------------------

Primary Residence                      438                $336,303,983.47             87.25%
Second Home                             89                  49,133,836.86             12.75
----------------------------------------------------------------------------------------------------
TOTAL:                                 527                $385,437,820.33            100.00%
====================================================================================================

(1)      Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

          PROPERTY TYPES OF THE AGGREGATE CROSS GROUP 1 MORTGAGE LOANS

----------------------------------------------------------------------------------------------------
                                                              AGGREGATE                   % OF
                                    NUMBER OF             STATED PRINCIPAL         CUT-OFF DATE
                                    MORTGAGE                BALANCE AS OF         POOL PRINCIPAL
         PROPERTY TYPE                LOANS                 CUT-OFF DATE               BALANCE
----------------------------------------------------------------------------------------------------

Single Family Residence                428                $335,587,151.49             87.07%
Condominium                            88                  42,440,894.83               11.01
2-Family                                8                   5,644,774.01               1.46
Cooperative                             3                   1,765,000.00               0.46
----------------------------------------------------------------------------------------------------
TOTAL:                                 527                $385,437,820.33             100.00%
====================================================================================================

       MORTGAGE LOAN PURPOSE OF THE AGGREGATE CROSS GROUP 1 MORTGAGE LOANS

----------------------------------------------------------------------------------------------------
                                                               AGGREGATE                   % OF
                                    NUMBER OF              STATED PRINCIPAL         CUT-OFF DATE
                                    MORTGAGE                BALANCE AS OF         POOL PRINCIPAL
         PURPOSE                     LOANS                 CUT-OFF DATE               BALANCE
----------------------------------------------------------------------------------------------------

Purchase                               283                $193,235,909.39             50.13%
Refinance-Rate/Term                    133                 104,980,723.22              27.24
Refinance-Cashout                      111                 87,221,187.72               22.63
----------------------------------------------------------------------------------------------------
TOTAL:                                 527                $385,437,820.33             100.00%
====================================================================================================

                                                                              58
BANC OF AMERICA SECURITIES LLC
The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
[GRAPHIC OMITTED]                 BANC OF AMERICA FUNDING CORPORATION
                            Mortgage Pass-Through Certificates, Series 2006-A
                                       $1,051,311,000 (approximate)
--------------------------------------------------------------------------------

              GEOGRAPHICAL DISTRIBUTION OF THE MORTGAGE PROPERTIES
                OF THE AGGREGATE CROSS GROUP 1 MORTGAGE LOANS (1)

----------------------------------------------------------------------------------------------------
                                                             AGGREGATE                   % OF
                                    NUMBER OF             STATED PRINCIPAL         CUT-OFF DATE
                                     MORTGAGE               BALANCE AS OF         POOL PRINCIPAL
        GEOGRAPHIC AREA              LOANS                CUT-OFF DATE               BALANCE
----------------------------------------------------------------------------------------------------

California                             358                $274,267,790.21              71.16%
Arizona                                 21                  12,000,222.20               3.11
Nevada                                  20                  11,532,378.82               2.99
Washington                              16                   9,935,211.52               2.58
New York                                12                   8,919,975.62               2.31
Florida                                  8                   7,547,169.79               1.96
Colorado                                 9                   7,288,601.24               1.89
Hawaii                                   6                   5,648,612.50               1.47
Massachusetts                            5                   5,063,250.00               1.31
Texas                                    7                   4,928,517.25               1.28
Oregon                                   9                   4,717,486.03               1.22
Minnesota                               10                   4,453,165.99               1.16
Utah                                     4                   2,713,268.28               0.70
Virginia                                 4                   2,658,004.07               0.69
Maryland                                 2                   2,323,454.79               0.60
Iowa                                     3                   2,321,479.53               0.60
New Jersey                               4                   2,260,674.94               0.59
Georgia                                  3                   2,056,894.69               0.53
Pennsylvania                             2                   1,750,000.00               0.45
Illinois                                 3                   1,586,865.28               0.41
New Mexico                               2                   1,303,464.87               0.34
Idaho                                    2                   1,067,921.70               0.28
Connecticut                              1                   1,000,000.00               0.26
Montana                                  1                   1,000,000.00               0.26
Vermont                                  1                   1,000,000.00               0.26
Wisconsin                                1                     988,338.02               0.26
Kansas                                   2                     812,029.89               0.21
Michigan                                 2                     665,179.16               0.17
Nebraska                                 1                     650,000.00               0.17
Missouri                                 1                     512,154.37               0.13
North Carolina                           1                     497,392.97               0.13
South Carolina                           1                     444,716.60               0.12
Oklahoma                                 1                     412,000.00               0.11
Ohio                                     1                     357,600.00               0.09
Indiana                                  1                     348,000.00               0.09
Wyoming                                  1                     224,000.00               0.06
Alaska                                   1                     182,000.00               0.05
----------------------------------------------------------------------------------------------------
TOTAL:                                 527                $385,437,820.33             100.00%
====================================================================================================

(1)      As of the Cut-off Date, no more than approximately 2.53% of the
         Aggregate Cross Group 1 Mortgage Loans are expected to be secured by mortgaged properties in any one five-digit postal zip code.

                                                                              59
BANC OF AMERICA SECURITIES LLC
The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
[GRAPHIC OMITTED]                 BANC OF AMERICA FUNDING CORPORATION
                            Mortgage Pass-Through Certificates, Series 2006-A
                                       $1,051,311,000 (approximate)
--------------------------------------------------------------------------------

              CURRENT MORTGAGE LOAN PRINCIPAL BALANCES OF THE AGGREGATE CROSS GROUP 1 MORTGAGE LOANS (1)

----------------------------------------------------------------------------------------------------
                                                               AGGREGATE                   % OF
                                     NUMBER OF              STATED PRINCIPAL         CUT-OFF DATE
    CURRENT MORTGAGE LOAN             MORTGAGE               BALANCE AS OF         POOL PRINCIPAL
   PRINCIPAL BALANCES ($)              LOANS                CUT-OFF DATE               BALANCE
----------------------------------------------------------------------------------------------------

50,000.01 - 100,000.00                   1                    $72,354.05               0.02%
100,000.01 - 150,000.00                  3                    420,745.45               0.11
150,000.01 - 200,000.00                 15                  2,691,909.13               0.70
200,000.01 - 250,000.00                 23                  5,214,517.39               1.35
250,000.01 - 300,000.00                 26                  7,172,223.04               1.86
300,000.01 - 350,000.00                 26                  8,517,218.11               2.21
350,000.01 - 400,000.00                 32                 12,089,421.62               3.14
400,000.01 - 450,000.00                 35                 15,082,709.70               3.91
450,000.01 - 500,000.00                 45                 21,705,050.98               5.63
500,000.01 - 550,000.00                 30                 15,804,980.26               4.10
550,000.01 - 600,000.00                 28                 16,264,546.53               4.22
600,000.01 - 650,000.00                 35                 22,129,510.63               5.74
650,000.01 - 700,000.00                 19                 12,888,459.73               3.34
700,000.01 - 750,000.00                 18                 13,175,100.14               3.42
750,000.01 - 800,000.00                 20                 15,575,373.14               4.04
800,000.01 - 850,000.00                  8                  6,644,443.73               1.72
850,000.01 - 900,000.00                 21                 18,565,983.27               4.82
900,000.01 - 950,000.00                 13                 12,090,965.00               3.14
950,000.01 - 1,000,000.00               64                 63,642,813.94              16.51
1,000,000.01 - 1,500,000.00             38                 50,195,848.25              13.02
1,500,000.01 - 2,000,000.00             18                 32,931,870.71               8.54
2,000,000.01 - 2,500,000.00              2                  4,425,000.00               1.15
2,500,000.01 - 3,000,000.00              3                  8,386,775.53               2.18
3,000,000.01 over                        4                 19,750,000.00               5.12
----------------------------------------------------------------------------------------------------
TOTAL:                                 527               $385,437,820.33             100.00%
====================================================================================================

(1)      As of the Cut-off Date, the average outstanding principal balance of the Aggregate Cross Group 1 Mortgage Loans is expected to be approximately $731,381.

                                                                              60
BANC OF AMERICA SECURITIES LLC
The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
[GRAPHIC OMITTED]                 BANC OF AMERICA FUNDING CORPORATION
                            Mortgage Pass-Through Certificates, Series 2006-A
                                       $1,051,311,000 (approximate)
--------------------------------------------------------------------------------

                   ORIGINAL LOAN-TO-VALUE RATIOS OF THE AGGREGATE CROSS GROUP 1 MORTGAGE LOANS (1)

----------------------------------------------------------------------------------------------------
                                                             AGGREGATE                   % OF
                                     NUMBER OF            STATED PRINCIPAL         CUT-OFF DATE
   ORIGINAL LOAN-TO-VALUE            MORTGAGE               BALANCE AS OF         POOL PRINCIPAL
         RATIOS (%)                    LOANS                CUT-OFF DATE               BALANCE
----------------------------------------------------------------------------------------------------

5.01 - 10.00                             3                  $1,210,500.00               0.31%
10.01 - 15.00                            2                   2,425,000.00               0.63
15.01 - 20.00                            7                   4,203,834.81               1.09
20.01 - 25.00                            6                   3,033,257.69               0.79
25.01 - 30.00                            6                   2,733,083.78               0.71
30.01 - 35.00                           11                   7,442,020.17               1.93
35.01 - 40.00                           12                   7,361,380.80               1.91
40.01 - 45.00                           17                  12,669,680.55               3.29
45.01 - 50.00                           22                  22,638,988.79               5.87
50.01 - 55.00                           20                  18,203,985.55               4.72
55.01 - 60.00                           40                  48,135,909.95              12.49
60.01 - 65.00                           43                  43,331,478.72              11.24
65.01 - 70.00                           59                  53,599,432.15              13.91
70.01 - 75.00                           76                  53,215,505.52              13.81
75.01 - 80.00                          201                 104,344,486.57              27.07
85.01 - 90.00                            1                     251,910.00               0.07
90.01 - 95.00                            1                     637,365.28               0.17
----------------------------------------------------------------------------------------------------
TOTAL:                                 527                $385,437,820.33             100.00%
====================================================================================================

(1)      As of the Cut-off Date, the weighted average Loan-to-Value Ratio at origination of the Aggregate Cross Group 1 Mortgage Loans is expected to be approximately 64.51%.

             CURRENT MORTGAGE INTEREST RATES OF THE AGGREGATE CROSS
                           GROUP 1 MORTGAGE LOANS (1)

----------------------------------------------------------------------------------------------------
                                                               AGGREGATE                   % OF
                                     NUMBER OF             STATED PRINCIPAL         CUT-OFF DATE
  CURRENT MORTGAGE INTEREST          MORTGAGE               BALANCE AS OF         POOL PRINCIPAL
          RATES (%)                    LOANS                CUT-OFF DATE               BALANCE
----------------------------------------------------------------------------------------------------

less than 3.000                         1                   $999,900.00                0.26%
3.751 - 4.000                           4                   2,651,181.75               0.69
4.001 - 4.250                           8                   7,267,416.67               1.89
4.251 - 4.500                           41                 30,320,842.45               7.87
4.501 - 4.750                          107                 80,031,878.54               20.76
4.751 - 5.000                          214                 159,226,008.24              41.31
5.001 - 5.250                          151                 104,686,690.81              27.16
5.501 - 5.750                           1                    253,901.87                0.07
----------------------------------------------------------------------------------------------------
TOTAL:                                 527                $385,437,820.33             100.00%
====================================================================================================

(1)  As of the Cut-off Date, the weighted average Current Mortgage Interest Rate of the Aggregate Cross Group 1 Mortgage Loans is expected to be approximately 4.881% per annum.

                                                                              61
BANC OF AMERICA SECURITIES LLC
The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
[GRAPHIC OMITTED]                 BANC OF AMERICA FUNDING CORPORATION
                            Mortgage Pass-Through Certificates, Series 2006-A
                                       $1,051,311,000 (approximate)
--------------------------------------------------------------------------------

         GROSS MARGINS OF THE AGGREGATE CROSS GROUP 1 MORTGAGE LOANS (1)

----------------------------------------------------------------------------------------------------
                                                              AGGREGATE                   % OF
                                    NUMBER OF             STATED PRINCIPAL         CUT-OFF DATE
                                     MORTGAGE               BALANCE AS OF         POOL PRINCIPAL
       GROSS MARGIN (%)                LOANS                CUT-OFF DATE               BALANCE
----------------------------------------------------------------------------------------------------

2.501 - 2.750                          527                $385,437,820.33             100.00%
----------------------------------------------------------------------------------------------------
TOTAL:                                 527                $385,437,820.33             100.00%
====================================================================================================

(1)      As of the Cut-off Date, the weighted average Gross Margin of the
         Aggregate Cross Group 1 Mortgage Loans is expected to be approximately
         2.750% per annum.

         RATE CEILINGS OF THE AGGREGATE CROSS GROUP 1 MORTGAGE LOANS (1)

----------------------------------------------------------------------------------------------------
      RATE CEILINGS (%)             NUMBER OF                AGGREGATE                   % OF
                                                          STATED PRINCIPAL         CUT-OFF DATE
                                     MORTGAGE               BALANCE AS OF         POOL PRINCIPAL
                                       LOANS                CUT-OFF DATE               BALANCE
----------------------------------------------------------------------------------------------------

less than 8.000                          1                    $999,900.00               0.26%
8.751 - 9.000                            4                   2,651,181.75               0.69
9.001 - 9.250                            8                   7,267,416.67               1.89
9.251 - 9.500                           41                  30,320,842.45               7.87
9.501 - 9.750                          107                  80,031,878.54              20.76
9.751 - 10.000                         214                 159,226,008.24              41.31
10.001 - 10.250                        144                 100,776,750.44              26.15
10.501 - 10.750                          1                     253,901.87               0.07
11.001 - 11.250                          7                   3,909,940.37               1.01
----------------------------------------------------------------------------------------------------
TOTAL:                                 527                $385,437,820.33             100.00%
====================================================================================================

(1)      As of the Cut-off Date, the weighted average Rate Ceiling of the
         Aggregate Cross Group 1 Mortgage Loans is  expected to be approximately
         9.891% per annum.

                                                                              62
BANC OF AMERICA SECURITIES LLC
The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
[GRAPHIC OMITTED]                 BANC OF AMERICA FUNDING CORPORATION
                            Mortgage Pass-Through Certificates, Series 2006-A
                                       $1,051,311,000 (approximate)
--------------------------------------------------------------------------------

  FIRST RATE ADJUSTMENT DATE OF THE AGGREGATE CROSS GROUP 1 MORTGAGE LOANS (1)

----------------------------------------------------------------------------------------------------
                                                              AGGREGATE                   % OF
                                   NUMBER OF              STATED PRINCIPAL         CUT-OFF DATE
        FIRST RATE                 MORTGAGE                BALANCE AS OF         POOL PRINCIPAL
      ADJUSTMENT DATE                LOANS                 CUT-OFF DATE               BALANCE
----------------------------------------------------------------------------------------------------

October 1, 2007                         3                   $1,949,862.74               0.51%
November 1, 2007                        1                      501,942.44               0.13
December 1, 2007                        1                      954,040.20               0.25
January 1, 2008                         2                      504,094.99               0.13
February 1, 2008                        1                      580,033.37               0.15
March 1, 2008                           3                    1,295,776.01               0.34
April 1, 2008                           3                    2,061,395.79               0.53
June 1, 2008                            1                      907,543.49               0.24
September 1, 2008                       1                      384,146.85               0.10
November 1, 2008                        3                    1,862,929.43               0.48
December 1, 2008                        3                    2,647,557.11               0.69
April 1, 2009                           1                    1,850,000.00               0.48
May 1, 2009                             2                    2,428,000.00               0.63
June 1, 2009                            2                    6,306,308.42               1.64
July 1, 2009                            4                    1,922,616.38               0.50
August 1, 2009                          3                    1,965,793.32               0.51
September 1, 2009                       3                    2,782,506.36               0.72
October 1, 2009                         4                    2,375,432.60               0.62
November 1, 2009                        7                    5,277,158.48               1.37
December 1, 2009                        3                    2,552,239.95               0.66
January 1, 2010                         3                    3,084,477.54               0.80
February 1, 2010                        4                    3,247,029.89               0.84
March 1, 2010                           1                    1,300,000.00               0.34
April 1, 2010                          23                   16,952,572.60               4.40
May 1, 2010                            18                   13,549,498.48               3.52
June 1, 2010                           20                   19,245,680.53               4.99
July 1, 2010                           13                    8,508,986.47               2.21
August 1, 2010                         84                   57,742,394.80              14.98
September 1, 2010                     220                  155,104,204.86              40.24
October 1, 2010                        78                   58,280,615.23              15.12
November 1, 2010                       11                    6,976,982.00               1.81
December 1, 2010                        1                      336,000.00               0.09
----------------------------------------------------------------------------------------------------
TOTAL:                                527                 $385,437,820.33             100.00%
====================================================================================================

(1)      As of the Cut-off Date, the weighted average number of months to the
         First Rate Adjustment Date for the Aggregate Cross Group 1 Mortgage
         Loans is expected to be approximately 53 months.

                                                                              63
BANC OF AMERICA SECURITIES LLC
The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
[GRAPHIC OMITTED]                 BANC OF AMERICA FUNDING CORPORATION
                            Mortgage Pass-Through Certificates, Series 2006-A
                                       $1,051,311,000 (approximate)
--------------------------------------------------------------------------------

        REMAINING TERMS OF THE AGGREGATE CROSS GROUP 1 MORTGAGE LOANS (1)

----------------------------------------------------------------------------------------------------
                                                             AGGREGATE                   % OF
                                    NUMBER OF              STATED PRINCIPAL         CUT-OFF DATE
                                    MORTGAGE                BALANCE AS OF         POOL PRINCIPAL
  REMAINING TERM (MONTHS)             LOANS                 CUT-OFF DATE               BALANCE
----------------------------------------------------------------------------------------------------

321 - 340                              25                  $17,927,322.42               4.65%
341 - 360                             502                  367,510,497.91              95.35
----------------------------------------------------------------------------------------------------
TOTAL:                                527                 $385,437,820.33             100.00%
====================================================================================================

(1)      As of the Cut-off Date, the weighted average remaining term to stated
         maturity of the Aggregate Cross Group 1 Mortgage Loans is expected to be approximately 353 months.

 CREDIT SCORING OF MORTGAGORS OF THE AGGREGATE CROSS GROUP 1 MORTGAGE LOANS (1)

----------------------------------------------------------------------------------------------------
       CREDIT SCORES               NUMBER OF                 AGGREGATE                   % OF
                                                          STATED PRINCIPAL         CUT-OFF DATE
                                    MORTGAGE                BALANCE AS OF         POOL PRINCIPAL
                                      LOANS                 CUT-OFF DATE               BALANCE
----------------------------------------------------------------------------------------------------

801 - 850                              37                  $26,675,072.77               6.92%
751 - 800                             232                  165,655,753.94              42.98
701 - 750                             172                  129,417,841.44              33.58
651 - 700                              77                   59,635,352.13              15.47
601 - 650                               7                    2,643,321.08               0.69
Not Scored                              2                    1,410,478.97               0.37
----------------------------------------------------------------------------------------------------
TOTAL:                                527                 $385,437,820.33             100.00%
====================================================================================================

(1)   The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
      (Beacon) and TransUnion (Empirica).

                                                                              64
BANC OF AMERICA SECURITIES LLC
The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
[GRAPHIC OMITTED]                 BANC OF AMERICA FUNDING CORPORATION
                            Mortgage Pass-Through Certificates, Series 2006-A
                                       $1,051,311,000 (approximate)
--------------------------------------------------------------------------------

            DEBT-TO-INCOME RATIO OF MORTGAGORS OF THE AGGREGATE CROSS GROUP 1 MORTGAGE LOANS (1)
----------------------------------------------------------------------------------------------------
                                                              AGGREGATE                   % OF
                                    NUMBER OF               STATED PRINCIPAL         CUT-OFF DATE
                                    MORTGAGE                BALANCE AS OF         POOL PRINCIPAL
   DEBT-TO-INCOME RATIOS               LOANS                 CUT-OFF DATE               BALANCE
----------------------------------------------------------------------------------------------------

1.01 - 5.00                             4                  $2,500,000.00                0.65%
5.01 - 10.00                           24                  23,832,711.46                6.18
10.01 - 15.00                          37                  30,381,533.77                7.88
15.01 - 20.00                          39                  32,384,047.57                8.40
20.01 - 25.00                          63                  46,576,879.44               12.08
25.01 - 30.00                          75                  52,977,879.54               13.74
30.01 - 35.00                          85                  58,270,152.24               15.12
35.01 - 40.00                          83                  66,225,887.13               17.18
40.01 - 45.00                          54                  31,516,352.98                8.18
45.01 - 50.00                          44                  28,231,846.53                7.32
50.01 - 55.00                          14                   9,468,932.89                2.46
55.01 - 60.00                           5                   3,071,596.78                0.80
----------------------------------------------------------------------------------------------------
TOTAL:                                527                 $385,437,820.33             100.00%
====================================================================================================

(1)      As of the Cut-off Date, the weighted average Debt-to-Income Ratio of the Aggregate Cross Group 1 Mortgage Loans is expected to be approximately 29.51%.

                                                                              65
BANC OF AMERICA SECURITIES LLC
The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
[GRAPHIC OMITTED]                 BANC OF AMERICA FUNDING CORPORATION
                            Mortgage Pass-Through Certificates, Series 2006-A
                                       $1,051,311,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   AGGREGATE CROSS GROUP 2 COLLATERAL SUMMARY
--------------------------------------------------------------------------------

DESCRIPTION OF THE MORTGAGE LOANS
---------------------------------

The Aggregate Cross Group 2 Mortgage Loans (comprised of Loan Groups 2, 3 and 4)
consist of One-Year and Six-Month LIBOR based ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 6 months or 1, 3, 5 or 7 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately
81.67% of the Aggregate Cross Group 2 Mortgage Loans require only the payment of interest until the 37th, 61st, 85th, or 121st payment. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. All of the mortgage interest rates will be indexed to One-Year or
Six-Month LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year and Six-Month LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year and Six-Month LIBOR Index is the average of the interbank offered rates for one-month and six-month U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which range from 8.875% to 14.625%. The effective minimum interest rate for all but 17 of the Mortgage Loans will be each Mortgage Loan's respective Gross
Margin.

25.19% of the Aggregate Cross Group 2 Mortgage Loans are subject to a Prepayment
Penalty.
--------------------------------------------------------------------------------

The approximate collateral statistics for the Mortgage Loans are listed below as of the Cut-off Date. The balances and percentages may not be exact due to rounding.
--------------------------------------------------------------------------------

                                                                   COLLATERAL SUMMARY             RANGE (IF APPLICABLE)
                                                                   ------------------             ---------------------

TOTAL OUTSTANDING LOAN BALANCE                                         $516,260,758
TOTAL NUMBER OF LOANS                                                          1,494
AVERAGE LOAN PRINCIPAL BALANCE                                              $345,556                  $42,473 to $1,832,000
WA GROSS COUPON                                                               6.151%                       3.625% to 8.625%
WA FICO                                                                          714                             601 to 817
WA ORIGINAL TERM                                                          360 months                      341 to 360 months
WA REMAINING TERM                                                         358 months                      340 to 360 months
WA OLTV                                                                       75.98%                       22.91% to 95.00%
WA DTI                                                                        38.97%                        3.45% to 60.80%
WA MONTHS TO FIRST RATE ADJUSTMENT DATE                                    56 months                         1 to 83 months
WA GROSS MARGIN                                                               2.346%                       2.125% to 5.000T
WA RATE CEILING                                                              11.630%                      8.875% to 14.625%
GEOGRAPHIC CONCENTRATION OF MORTGAGED PROPERTIES (TOP 5         CA            41.28%
STATES) BASED ON THE AGGREGATE STATED PRINCIPAL BALANCE         NV            11.30%
                                                                FL             9.25%
                                                                VA             4.27%
                                                                AZ             3.66%

--------------------------------------------------------------- ------ ------------------- ---------- -------------------------

                                                                              66
BANC OF AMERICA SECURITIES LLC
The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
[GRAPHIC OMITTED]                 BANC OF AMERICA FUNDING CORPORATION
                            Mortgage Pass-Through Certificates, Series 2006-A
                                       $1,051,311,000 (approximate)
--------------------------------------------------------------------------------

                 OCCUPANCY OF MORTGAGED PROPERTIES OF THE AGGREGATE CROSS GROUP 2 MORTGAGE LOANS (1)

----------------------------------------------------------------------------------------------------
                                                             AGGREGATE                   % OF
                                    NUMBER OF             STATED PRINCIPAL         CUT-OFF DATE
                                    MORTGAGE                BALANCE AS OF         POOL PRINCIPAL
         OCCUPANCY                   LOANS                 CUT-OFF DATE               BALANCE
----------------------------------------------------------------------------------------------------

Primary Residence                     1,119               $403,471,851.19               78.15%
Investor Property                       217                 58,701,892.64               11.37
Second Home                             158                 54,087,014.13               10.48
----------------------------------------------------------------------------------------------------
TOTAL:                                1,494               $516,260,757.96              100.00%
====================================================================================================

(1)      Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

          PROPERTY TYPES OF THE AGGREGATE CROSS GROUP 2 MORTGAGE LOANS

----------------------------------------------------------------------------------------------------
                                                             AGGREGATE                   % OF
                                    NUMBER OF             STATED PRINCIPAL         CUT-OFF DATE
                                    MORTGAGE                BALANCE AS OF         POOL PRINCIPAL
       PROPERTY TYPE                 LOANS                 CUT-OFF DATE               BALANCE
----------------------------------------------------------------------------------------------------

Single Family Residence                 722                $256,633,184.32             49.71%
PUD                                     404                 152,448,877.74             29.53
Condominium                             327                  93,524,171.15             18.12
2-Family                                 17                   5,229,345.07              1.01
4-Family                                 10                   3,588,090.58              0.70
3-Family                                  8                   3,516,224.16              0.68
Townhouse                                 6                   1,320,864.94              0.26
----------------------------------------------------------------------------------------------------
TOTAL:                                1,494               $516,260,757.96             100.00%
====================================================================================================

       MORTGAGE LOAN PURPOSE OF THE AGGREGATE CROSS GROUP 2 MORTGAGE LOANS

----------------------------------------------------------------------------------------------------
                                                              AGGREGATE                   % OF
                                    NUMBER OF              STATED PRINCIPAL         CUT-OFF DATE
                                    MORTGAGE                BALANCE AS OF         POOL PRINCIPAL
          PURPOSE                     LOANS                 CUT-OFF DATE               BALANCE
----------------------------------------------------------------------------------------------------

Purchase                              1,026               $336,467,254.17              65.17%
Refinance-Cashout                       334                124,689,510.32              24.15
Refinance-Rate/Term                     134                 55,103,993.47              10.67
----------------------------------------------------------------------------------------------------
TOTAL:                                1,494               $516,260,757.96             100.00%
====================================================================================================

                                                                              67
BANC OF AMERICA SECURITIES LLC
The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
[GRAPHIC OMITTED]                 BANC OF AMERICA FUNDING CORPORATION
                            Mortgage Pass-Through Certificates, Series 2006-A
                                       $1,051,311,000 (approximate)
--------------------------------------------------------------------------------

              GEOGRAPHICAL DISTRIBUTION OF THE MORTGAGE PROPERTIES
                OF THE AGGREGATE CROSS GROUP 2 MORTGAGE LOANS (1)

----------------------------------------------------------------------------------------------------
                                                             AGGREGATE                   % OF
                                     NUMBER OF            STATED PRINCIPAL         CUT-OFF DATE
                                     MORTGAGE               BALANCE AS OF         POOL PRINCIPAL
       GEOGRAPHIC AREA                 LOANS                CUT-OFF DATE               BALANCE
----------------------------------------------------------------------------------------------------

California                             479               $213,109,608.04              41.28%
Nevada                                 207                 58,318,277.38              11.30
Florida                                150                 47,751,495.28               9.25
Virginia                                66                 22,025,588.62               4.27
Arizona                                 78                 18,878,822.06               3.66
Maryland                                58                 17,934,613.23               3.47
Colorado                                43                 14,757,227.97               2.86
Illinois                                42                 13,648,505.99               2.64
Washington                              34                  9,495,303.85               1.84
Utah                                    32                  9,427,029.28               1.83
North Carolina                          28                  8,615,015.94               1.67
Georgia                                 22                  7,701,882.15               1.49
South Carolina                          25                  7,596,226.45               1.47
New York                                14                  6,851,750.87               1.33
Oregon                                  26                  6,290,525.16               1.22
New Jersey                              16                  6,158,513.13               1.19
Minnesota                               19                  5,460,479.50               1.06
Hawaii                                  12                  5,157,685.80               1.00
Massachusetts                           15                  4,833,933.33               0.94
Texas                                   24                  4,182,715.38               0.81
District of Columbia                     7                  3,081,745.56               0.60
Michigan                                 9                  2,665,145.80               0.52
Idaho                                    7                  2,638,861.39               0.51
New Mexico                              12                  2,636,187.82               0.51
Wisconsin                                6                  2,228,773.00               0.43
Indiana                                  6                  2,056,284.94               0.40
Missouri                                10                  1,827,921.02               0.35
Connecticut                              6                  1,820,815.64               0.35
Ohio                                     7                  1,657,776.18               0.32
Pennsylvania                             6                  1,335,711.17               0.26
Tennessee                                6                  1,057,700.00               0.20
Montana                                  4                  1,042,681.42               0.20
Kansas                                   4                  1,021,115.59               0.20
Vermont                                  1                    817,584.00               0.16
Iowa                                     4                    480,907.20               0.09
Rhode Island                             2                    388,000.00               0.08
Alabama                                  2                    336,300.00               0.07
Delaware                                 1                    292,500.00               0.06
Maine                                    1                    201,747.82               0.04
Arkansas                                 1                    182,400.00               0.04
North Dakota                             1                    150,400.00               0.03
Louisiana                                1                    145,000.00               0.03
----------------------------------------------------------------------------------------------------
TOTAL:                               1,494               $516,260,757.96             100.00%
====================================================================================================

(1)      As of the Cut-off Date, no more than approximately 1.00% of the
         Aggregate Cross Group 2 Mortgage Loans are expected to be secured by mortgaged properties in any one five-digit postal zip code.

                                                                              68
BANC OF AMERICA SECURITIES LLC
The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
[GRAPHIC OMITTED]                 BANC OF AMERICA FUNDING CORPORATION
                            Mortgage Pass-Through Certificates, Series 2006-A
                                       $1,051,311,000 (approximate)
--------------------------------------------------------------------------------

         CURRENT MORTGAGE LOAN PRINCIPAL BALANCES OF THE AGGREGATE CROSS
                           GROUP 2 MORTGAGE LOANS (1)

----------------------------------------------------------------------------------------------------
                                                               AGGREGATE                   % OF
                                     NUMBER OF             STATED PRINCIPAL         CUT-OFF DATE
   CURRENT MORTGAGE LOAN               MORTGAGE               BALANCE AS OF         POOL PRINCIPAL
   PRINCIPAL BALANCES ($)              LOANS                CUT-OFF DATE               BALANCE
----------------------------------------------------------------------------------------------------

0.01 - 50,000.00                         2                    $87,673.00               0.02%
50,000.01 - 100,000.00                  38                  3,186,966.00               0.62
100,000.01 - 150,000.00                181                 23,273,913.24               4.51
150,000.01 - 200,000.00                219                 38,898,248.52               7.53
200,000.01 - 250,000.00                230                 51,834,354.85              10.04
250,000.01 - 300,000.00                147                 40,889,151.27               7.92
300,000.01 - 350,000.00                122                 39,504,983.98               7.65
350,000.01 - 400,000.00                 93                 34,694,880.72               6.72
400,000.01 - 450,000.00                 93                 39,689,755.06               7.69
450,000.01 - 500,000.00                101                 48,011,636.75               9.30
500,000.01 - 550,000.00                 56                 29,374,695.72               5.69
550,000.01 - 600,000.00                 52                 30,066,458.93               5.82
600,000.01 - 650,000.00                 51                 32,389,908.58               6.27
650,000.01 - 700,000.00                 15                 10,112,858.11               1.96
700,000.01 - 750,000.00                 13                  9,413,603.64               1.82
750,000.01 - 800,000.00                 13                 10,083,954.65               1.95
800,000.01 - 850,000.00                  5                  4,151,204.38               0.80
850,000.01 - 900,000.00                  7                  6,129,872.86               1.19
900,000.01 - 950,000.00                  6                  5,551,500.00               1.08
950,000.01 - 1,000,000.00               22                 21,860,176.89               4.23
1,000,000.01 - 1,500,000.00             24                 30,485,388.99               5.91
1,500,000.01 - 2,000,000.00              4                  6,569,571.82               1.27
----------------------------------------------------------------------------------------------------
TOTAL:                                1,494              $516,260,757.96             100.00%
====================================================================================================

(1)  As of the Cut-off Date, the average outstanding principal balance of the
     Aggregate Cross Group 2 Mortgage Loans is expected to be approximately
     $345,556.

                                                                              69
BANC OF AMERICA SECURITIES LLC
The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
[GRAPHIC OMITTED]                 BANC OF AMERICA FUNDING CORPORATION
                            Mortgage Pass-Through Certificates, Series 2006-A
                                       $1,051,311,000 (approximate)
--------------------------------------------------------------------------------

 ORIGINAL LOAN-TO-VALUE RATIOS OF THE AGGREGATE CROSS GROUP 2 MORTGAGE LOANS (1)

----------------------------------------------------------------------------------------------------
                                                              AGGREGATE                   % OF
                                    NUMBER OF             STATED PRINCIPAL         CUT-OFF DATE
   ORIGINAL LOAN-TO-VALUE            MORTGAGE               BALANCE AS OF         POOL PRINCIPAL
         RATIOS (%)                    LOANS                CUT-OFF DATE               BALANCE
----------------------------------------------------------------------------------------------------

20.01 - 25.00                             1                   $100,000.00               0.02%
30.01 - 35.00                             6                  2,657,799.55               0.51
35.01 - 40.00                             7                  2,004,411.58               0.39
40.01 - 45.00                             7                  3,418,519.28               0.66
45.01 - 50.00                            13                  4,633,218.97               0.90
50.01 - 55.00                            21                  9,807,083.67               1.90
55.01 - 60.00                            19                  9,192,155.59               1.78
60.01 - 65.00                            51                 26,405,664.60               5.11
65.01 - 70.00                           111                 44,963,127.48               8.71
70.01 - 75.00                           140                 57,814,870.54              11.20
75.01 - 80.00                         1,002                325,573,160.86              63.06
80.01 - 85.00                            23                  5,733,928.83               1.11
85.01 - 90.00                            59                 17,350,535.14               3.36
90.01 - 95.00                            34                  6,606,281.87               1.28
----------------------------------------------------------------------------------------------------
TOTAL:                                1,494               $516,260,757.96             100.00%
====================================================================================================

(1)      As of the Cut-off Date, the weighted average Loan-to-Value Ratio at origination of the Aggregate Cross Group 2 Mortgage Loans is expected to be approximately 75.98%.

                                                                              70
BANC OF AMERICA SECURITIES LLC
The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
[GRAPHIC OMITTED]                 BANC OF AMERICA FUNDING CORPORATION
                            Mortgage Pass-Through Certificates, Series 2006-A
                                       $1,051,311,000 (approximate)
--------------------------------------------------------------------------------

             CURRENT MORTGAGE INTEREST RATES OF THE AGGREGATE CROSS
                           GROUP 2 MORTGAGE LOANS (1)

----------------------------------------------------------------------------------------------------
                                     AGGREGATE                   % OF
                                     NUMBER OF            STATED PRINCIPAL         CUT-OFF DATE
   CURRENT MORTGAGE INTEREST          MORTGAGE               BALANCE AS OF         POOL PRINCIPAL
          RATES (%)                    LOANS                CUT-OFF DATE               BALANCE
----------------------------------------------------------------------------------------------------

3.501 - 3.750                           1                   $189,768.66                0.04%
3.751 - 4.000                           2                    799,401.34                0.15
4.251 - 4.500                           1                    650,000.00                0.13
4.501 - 4.750                           10                  2,789,507.43               0.54
4.751 - 5.000                           12                  6,442,525.52               1.25
5.001 - 5.250                           48                 20,782,339.44               4.03
5.251 - 5.500                          135                 51,128,911.63               9.90
5.501 - 5.750                          165                 64,482,822.35               12.49
5.751 - 6.000                          278                 101,395,135.83              19.64
6.001 - 6.250                          227                 76,237,896.03               14.77
6.251 - 6.500                          223                 74,497,160.06               14.43
6.501 - 6.750                          157                 49,912,755.15               9.67
6.751 - 7.000                          104                 30,584,861.67               5.92
7.001 - 7.250                           58                 16,643,610.10               3.22
7.251 - 7.500                           40                 12,671,968.06               2.45
7.501 - 7.750                           12                  2,419,818.82               0.47
7.751 - 8.000                           14                  3,306,133.96               0.64
8.001 - 8.250                           5                   1,002,350.00               0.19
8.251 - 8.500                           1                    254,191.91                0.05
8.501 - 8.750                           1                    69,600.00                 0.01
----------------------------------------------------------------------------------------------------
TOTAL:                                1,494               $516,260,757.96             100.00%
====================================================================================================

(1)  As of the Cut-off Date, the weighted average Current Mortgage Interest Rate of the Aggregate Cross Group 2 Mortgage Loans is expected to be approximately 6.151% per annum.

                                                                              71
BANC OF AMERICA SECURITIES LLC
The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
[GRAPHIC OMITTED]                 BANC OF AMERICA FUNDING CORPORATION
                            Mortgage Pass-Through Certificates, Series 2006-A
                                       $1,051,311,000 (approximate)
--------------------------------------------------------------------------------

         GROSS MARGINS OF THE AGGREGATE CROSS GROUP 2 MORTGAGE LOANS (1)

----------------------------------------------------------------------------------------------------
                                                              AGGREGATE                % OF
                                     NUMBER OF             STATED PRINCIPAL         CUT-OFF DATE
                                     MORTGAGE               BALANCE AS OF         POOL PRINCIPAL
  GROSS MARGIN (%)                     LOANS                CUT-OFF DATE               BALANCE
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

2.001 - 2.250                         1,307               $462,879,827.89             89.66%
2.251 - 2.500                           6                   2,677,197.23               0.52
2.501 - 2.750                          101                 26,297,753.31               5.09
2.751 - 3.000                           8                   2,333,364.78               0.45
3.001 - 3.250                           13                  4,166,548.71               0.81
3.251 - 3.500                           8                   2,528,325.93               0.49
3.501 - 3.750                           16                  6,166,196.56               1.19
3.751 - 4.000                           15                  4,544,839.68               0.88
4.001 - 4.250                           4                    892,870.99                0.17
4.251 - 4.500                           6                   1,705,679.46               0.33
4.501 - 4.750                           3                    512,453.46                0.10
4.751 - 5.000                           7                   1,555,699.96               0.30
----------------------------------------------------------------------------------------------------
TOTAL:                                1,494               $516,260,757.96             100.00%
====================================================================================================

(1)  As of the Cut-off Date, the weighted average Gross Margin of the Aggregate
     Cross Group 2 Mortgage Loans is expected to be approximately 2.346% per annum.

                                                                              72
BANC OF AMERICA SECURITIES LLC
The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
[GRAPHIC OMITTED]                 BANC OF AMERICA FUNDING CORPORATION
                            Mortgage Pass-Through Certificates, Series 2006-A
                                       $1,051,311,000 (approximate)
--------------------------------------------------------------------------------

         RATE CEILINGS OF THE AGGREGATE CROSS GROUP 2 MORTGAGE LOANS (1)

----------------------------------------------------------------------------------------------------
                                                              AGGREGATE                   % OF
                                     NUMBER OF             STATED PRINCIPAL         CUT-OFF DATE
                                     MORTGAGE               BALANCE AS OF         POOL PRINCIPAL
 RATE CEILINGS (%)                    LOANS                CUT-OFF DATE               BALANCE
----------------------------------------------------------------------------------------------------

8.751 - 9.000                           1                   $389,901.34                0.08%
9.251 - 9.500                           1                    650,000.00                0.13
9.501 - 9.750                           6                   1,798,772.43               0.35
9.751 - 10.000                          9                   4,741,657.53               0.92
10.001 - 10.250                         34                 14,152,147.17               2.74
10.251 - 10.500                         92                 35,442,301.33               6.87
10.501 - 10.750                        103                 42,704,382.54               8.27
10.751 - 11.000                        119                 52,058,657.76               10.08
11.001 - 11.250                         97                 37,237,717.32               7.21
11.251 - 11.500                        124                 47,641,129.57               9.23
11.501 - 11.750                        122                 43,373,098.18               8.40
11.751 - 12.000                        216                 67,519,424.88               13.08
12.001 - 12.250                        174                 55,054,760.26               10.66
12.251 - 12.500                        168                 51,103,820.33               9.90
12.501 - 12.750                        100                 28,855,331.78               5.59
12.751 - 13.000                         70                 19,158,598.08               3.71
13.001 - 13.250                         30                  7,567,370.82               1.47
13.251 - 13.500                         13                  3,903,956.08               0.76
13.501 - 13.750                         9                   1,948,361.81               0.38
13.751 - 14.000                         2                    235,568.75                0.05
14.001 - 14.250                         3                    654,200.00                0.13
14.501 - 14.750                         1                    69,600.00                 0.01
----------------------------------------------------------------------------------------------------
TOTAL:                                1,494               $516,260,757.96             100.00%
====================================================================================================

(1)  As of the Cut-off Date, the weighted average Rate Ceiling of the Aggregate
     Cross Group 2 Mortgage Loans is expected to be approximately 11.630% per annum.

                                                                              73

BANC OF AMERICA SECURITIES LLC
The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
[GRAPHIC OMITTED]                 BANC OF AMERICA FUNDING CORPORATION
                            Mortgage Pass-Through Certificates, Series 2006-A
                                       $1,051,311,000 (approximate)
--------------------------------------------------------------------------------

  FIRST RATE ADJUSTMENT DATE OF THE AGGREGATE CROSS GROUP 2 MORTGAGE LOANS (1)

----------------------------------------------------------------------------------------------------
                                                               AGGREGATE                   % OF
                                     NUMBER OF              STATED PRINCIPAL         CUT-OFF DATE
       FIRST RATE                    MORTGAGE                BALANCE AS OF         POOL PRINCIPAL
      ADJUSTMENT DATE                 LOANS                 CUT-OFF DATE               BALANCE
----------------------------------------------------------------------------------------------------

October 1, 2005                        1                    $217,664.96                0.04%
November 1, 2005                       1                     189,768.66                0.04
December 1, 2005                       1                     409,500.00                0.08
January 1, 2006                        1                     145,000.00                0.03
February 1, 2006                       1                     440,800.00                0.09
March 1, 2006                          4                    3,102,208.01               0.60
April 1, 2006                          2                     837,418.11                0.16
June 1, 2006                           1                     456,257.42                0.09
July 1, 2006                           1                     666,715.94                0.13
September 1, 2006                      2                    1,107,782.93               0.21
October 1, 2006                        2                    1,271,045.50               0.25
December 1, 2007                       3                    1,656,559.65               0.32
January 1, 2008                        5                    1,553,480.72               0.30
February 1, 2008                       1                     604,095.00                0.12
March 1, 2008                          2                    1,465,758.20               0.28
June 1, 2008                           1                     675,578.89                0.13
July 1, 2008                           3                    2,111,984.00               0.41
August 1, 2008                         1                     220,420.00                0.04
September 1, 2008                      8                    2,593,293.27               0.50
October 1, 2008                        10                   4,983,625.37               0.97
November 1, 2008                       58                  16,790,476.77               3.25
December 1, 2008                       31                   9,713,850.53               1.88
August 1, 2009                         1                     191,981.43                0.04
December 1, 2009                       1                     276,500.00                0.05
January 1, 2010                        3                     707,363.18                0.14
February 1, 2010                       1                     634,500.00                0.12
March 1, 2010                          1                     118,711.80                0.02
April 1, 2010                          2                     318,151.12                0.06
May 1, 2010                            3                    1,190,179.21               0.23
June 1, 2010                           3                    1,688,500.00               0.33
July 1, 2010                           7                    1,874,921.69               0.36
August 1, 2010                         18                   6,988,730.12               1.35
September 1, 2010                      76                  28,483,031.95               5.52
October 1, 2010                       213                  94,287,435.40               18.26
November 1, 2010                      548                  180,713,643.12              35.00
December 1, 2010                      361                  109,744,665.02              21.26
January 1, 2011                        2                    1,106,400.00               0.21
March 1, 2012                          3                    1,596,086.90               0.31
June 1, 2012                           1                     120,000.00                0.02
July 1, 2012                           3                     375,021.17                0.07
August 1, 2012                         3                     519,879.20                0.10

                                                                              74
BANC OF AMERICA SECURITIES LLC
The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
[GRAPHIC OMITTED]                 BANC OF AMERICA FUNDING CORPORATION
                            Mortgage Pass-Through Certificates, Series 2006-A
                                       $1,051,311,000 (approximate)
--------------------------------------------------------------------------------

September 1, 2012                      4                    1,776,839.80               0.34
October 1, 2012                        27                   7,618,175.77               1.48
November 1, 2012                       48                  18,051,132.31               3.50
December 1, 2012                       25                   6,665,624.84               1.29
----------------------------------------------------------------------------------------------------
TOTAL:                               1,494                $516,260,757.96             100.00%
====================================================================================================

(1)  As of the Cut-off Date, the weighted average number of months to the First
     Rate Adjustment Date for the Aggregate Cross Group 2 Mortgage Loans is
     expected to be approximately 56 months.

        REMAINING TERMS OF THE AGGREGATE CROSS GROUP 2 MORTGAGE LOANS (1)

----------------------------------------------------------------------------------------------------
                                    AGGREGATE                   % OF
                                    NUMBER OF              STATED PRINCIPAL         CUT-OFF DATE
                                    MORTGAGE                BALANCE AS OF         POOL PRINCIPAL
 REMAINING TERM (MONTHS)             LOANS                 CUT-OFF DATE               BALANCE
----------------------------------------------------------------------------------------------------

321 - 340                              1                    $456,750.00                0.09%
341 - 360                            1,493                 515,804,007.96              99.91
----------------------------------------------------------------------------------------------------
TOTAL:                               1,494                $516,260,757.96             100.00%
====================================================================================================

(1)  As of the Cut-off Date, the weighted average remaining term to stated
     maturity of the Aggregate Cross Group 2 Mortgage Loans is expected to be approximately 358 months.

 CREDIT SCORING OF MORTGAGORS OF THE AGGREGATE CROSS GROUP 2 MORTGAGE LOANS (1)

----------------------------------------------------------------------------------------------------
                                                              AGGREGATE                 % OF
                                    NUMBER OF              STATED PRINCIPAL         CUT-OFF DATE
                                    MORTGAGE                BALANCE AS OF         POOL PRINCIPAL
 CREDIT SCORES                       LOANS                 CUT-OFF DATE               BALANCE
----------------------------------------------------------------------------------------------------

801 - 850                              19                  $6,814,023.33               1.32%
751 - 800                             315                  119,819,046.23              23.21
701 - 750                             517                  176,053,685.83              34.10
651 - 700                             508                  167,853,620.59              32.51
601 - 650                             129                  43,321,297.38               8.39
Not Scored                             6                    2,399,084.60               0.46
----------------------------------------------------------------------------------------------------
TOTAL:                               1,494                $516,260,757.96             100.00%
====================================================================================================

(1)  The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
     (Beacon) and TransUnion (Empirica).

                                                                              75

BANC OF AMERICA SECURITIES LLC
The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
[GRAPHIC OMITTED]                 BANC OF AMERICA FUNDING CORPORATION
                            Mortgage Pass-Through Certificates, Series 2006-A
                                       $1,051,311,000 (approximate)
--------------------------------------------------------------------------------

            DEBT-TO-INCOME RATIO OF MORTGAGORS OF THE AGGREGATE CROSS
                           GROUP 2 MORTGAGE LOANS (1)

----------------------------------------------------------------------------------------------------
                                                             AGGREGATE                 % OF
                                   NUMBER OF              STATED PRINCIPAL         CUT-OFF DATE
                                    MORTGAGE                BALANCE AS OF         POOL PRINCIPAL
   DEBT-TO-INCOME RATIOS             LOANS                 CUT-OFF DATE               BALANCE
----------------------------------------------------------------------------------------------------

1.01 - 5.00                            1                    $106,522.11                0.02%
5.01 - 10.00                           5                    1,197,310.94               0.23
10.01 - 15.00                          19                   8,507,965.27               1.65
15.01 - 20.00                          34                   8,913,405.11               1.73
20.01 - 25.00                          43                  10,356,682.42               2.01
25.01 - 30.00                         127                  45,288,119.73               8.77
30.01 - 35.00                         172                  57,787,268.15               11.19
35.01 - 40.00                         275                  94,412,595.08               18.29
40.01 - 45.00                         376                  131,106,842.82              25.40
45.01 - 50.00                         170                  70,315,048.75               13.62
50.01 - 55.00                          76                  26,868,704.85               5.20
55.01 - 60.00                          14                   7,262,528.37               1.41
60.01 - 65.00                          3                    2,217,274.89               0.43
Not Available                         179                  51,920,489.47               10.06
----------------------------------------------------------------------------------------------------
TOTAL:                               1,494                $516,260,757.96             100.00%
====================================================================================================

(1)  As of the Cut-off Date, the weighted average Debt-to-Income Ratio of the
     Aggregate Cross Group 2 Mortgage Loans is expected to be approximately
     38.91%.

                                                                              76
BANC OF AMERICA SECURITIES LLC
The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
[GRAPHIC OMITTED]                 BANC OF AMERICA FUNDING CORPORATION
                            Mortgage Pass-Through Certificates, Series 2006-A
                                       $1,051,311,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   AGGREGATE CROSS GROUP 3 COLLATERAL SUMMARY
--------------------------------------------------------------------------------

DESCRIPTION OF THE MORTGAGE LOANS
---------------------------------

The Aggregate Cross Group 3 Mortgage Loans (comprised of Loan Groups 5 and 6)
consist of 10/1 One-Year LIBOR and One-Year CMT based ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 10 years after origination and thereafter the
Mortgage Loans have a variable interest rate. Approximately 86.07% of the
Aggregate Cross Group 3 Mortgage Loans require only the payment of interest until the 121st payment. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and One-Year CMT and will adjust to that index plus a certain number of basis points (the "Gross Margin").
The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the
London Market ("LIBOR") as published in The Wall Street Journal. The One-Year
CMT will be the weekly average yield on United States Treasury Securities adjusted to a constant maturity of one year, as made available by the Federal
Reserve Board, published in Federal Reserve Statistical Release H.15 (519) and
most recently available as of the date 45 days before the applicable Adjustment
Date. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which range from 9.750% to 11.750%. The effective minimum interest rate for substantially all of the Mortgage Loans will be each Mortgage
Loan's respective Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
The approximate collateral statistics for the Mortgage Loans are listed below as of the Cut-off Date. The balances and percentages may not be exact due to rounding.
-------------------------------------------------------------------------------------------------------------------------------
                                                                   COLLATERAL SUMMARY             RANGE (IF APPLICABLE)
                                                                   ------------------             ---------------------

TOTAL OUTSTANDING LOAN BALANCE                                         $201,321,743
TOTAL NUMBER OF LOANS                                                            415
AVERAGE LOAN PRINCIPAL BALANCE                                              $485,113                  $54,000 to $1,875,000
WA GROSS COUPON                                                               5.785%                       4.750% to 6.750%
WA FICO                                                                          732                             625 to 816
WA ORIGINAL TERM                                                          360 months
WA REMAINING TERM                                                         357 months                      327 to 359 months
WA OLTV                                                                       69.68%                       11.82% to 95.00%
WA DTI                                                                        35.88%                        0.26% to 65.18%
WA MONTHS TO FIRST RATE ADJUSTMENT DATE                                   117 months                       87 to 119 months
WA GROSS MARGIN                                                               2.305%                       2.250% to 2.750%
WA RATE CEILING                                                              10.785%                      9.750% to 11.750%
GEOGRAPHIC CONCENTRATION OF MORTGAGED PROPERTIES (TOP 5         CA            48.80%
STATES) BASED ON THE AGGREGATE STATED PRINCIPAL BALANCE         FL            11.75%
                                                                VA             4.47%
                                                                NY             3.48%
                                                                IL             3.26%
----------------------------------------------------------------------------------------------------------------------------

                                                                              77

BANC OF AMERICA SECURITIES LLC
The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
[GRAPHIC OMITTED]                 BANC OF AMERICA FUNDING CORPORATION
                            Mortgage Pass-Through Certificates, Series 2006-A
                                       $1,051,311,000 (approximate)
--------------------------------------------------------------------------------

            OCCUPANCY OF MORTGAGED PROPERTIES OF THE AGGREGATE CROSS
                           GROUP 3 MORTGAGE LOANS (1)

----------------------------------------------------------------------------------------------------
                                                              AGGREGATE                   % OF
                                    NUMBER OF              STATED PRINCIPAL         CUT-OFF DATE
                                    MORTGAGE                BALANCE AS OF         POOL PRINCIPAL
   OCCUPANCY                          LOANS                 CUT-OFF DATE               BALANCE
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

Primary Residence                      397                $192,980,153.71             95.86%
Second Home                            18                   8,341,589.76               4.14
----------------------------------------------------------------------------------------------------
TOTAL:                                 415                $201,321,743.47             100.00%
====================================================================================================

(1)  Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

          PROPERTY TYPES OF THE AGGREGATE CROSS GROUP 3 MORTGAGE LOANS

----------------------------------------------------------------------------------------------------
                                                              AGGREGATE                   % OF
                                    NUMBER OF              STATED PRINCIPAL         CUT-OFF DATE
                                    MORTGAGE                BALANCE AS OF         POOL PRINCIPAL
   PROPERTY TYPE                      LOANS                 CUT-OFF DATE               BALANCE
----------------------------------------------------------------------------------------------------

Single Family Residence                265                $131,169,050.55             65.15%
PUD                                    80                  39,980,181.18               19.86
Condominium                            64                  27,758,253.89               13.79
Cooperative                             1                    960,244.77                0.48
3-Family                                1                    620,381.08                0.31
Townhouse                               3                    506,326.00                0.25
2-Family                                1                    327,306.00                0.16
----------------------------------------------------------------------------------------------------
TOTAL:                                 415                $201,321,743.47             100.00%
====================================================================================================

       MORTGAGE LOAN PURPOSE OF THE AGGREGATE CROSS GROUP 3 MORTGAGE LOANS

----------------------------------------------------------------------------------------------------
                                                              AGGREGATE                   % OF
                                    NUMBER OF              STATED PRINCIPAL         CUT-OFF DATE
                                    MORTGAGE                BALANCE AS OF         POOL PRINCIPAL
    PURPOSE                           LOANS                 CUT-OFF DATE               BALANCE
----------------------------------------------------------------------------------------------------

Purchase                               236                $100,316,186.97             49.83%
Refinance-Cashout                      93                  52,736,233.90               26.20
Refinance-Rate/Term                    86                  48,269,322.60               23.98
----------------------------------------------------------------------------------------------------
TOTAL:                                 415                $201,321,743.47             100.00%
====================================================================================================

                                                                              78

BANC OF AMERICA SECURITIES LLC
The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
[GRAPHIC OMITTED]                 BANC OF AMERICA FUNDING CORPORATION
                            Mortgage Pass-Through Certificates, Series 2006-A
                                       $1,051,311,000 (approximate)
--------------------------------------------------------------------------------

              GEOGRAPHICAL DISTRIBUTION OF THE MORTGAGE PROPERTIES
                OF THE AGGREGATE CROSS GROUP 3 MORTGAGE LOANS (1)

----------------------------------------------------------------------------------------------------
                                                              AGGREGATE                   % OF
                                     NUMBER OF             STATED PRINCIPAL         CUT-OFF DATE
                                     MORTGAGE               BALANCE AS OF         POOL PRINCIPAL
   GEOGRAPHIC AREA                     LOANS                CUT-OFF DATE               BALANCE
----------------------------------------------------------------------------------------------------

California                             177                 $98,253,875.97             48.80%
Florida                                 45                 23,662,185.94               11.75
Virginia                                20                  9,007,559.74               4.47
New York                                11                  7,008,224.40               3.48
Illinois                                13                  6,556,650.30               3.26
Colorado                                13                  6,151,037.81               3.06
Maryland                                17                  5,826,648.38               2.89
South Carolina                          13                  5,132,957.59               2.55
New Jersey                              8                   4,182,254.65               2.08
North Carolina                          9                   3,426,621.32               1.70
Hawaii                                  4                   3,136,701.60               1.56
District of Columbia                    5                   3,035,414.67               1.51
Texas                                   10                  2,467,750.62               1.23
Georgia                                 10                  2,420,438.81               1.20
Arizona                                 7                   2,414,345.72               1.20
Washington                              5                   1,797,900.46               0.89
Nevada                                  3                   1,517,446.97               0.75
Utah                                    2                   1,391,968.25               0.69
Wisconsin                               3                   1,389,979.11               0.69
Connecticut                             3                   1,316,310.10               0.65
Massachusetts                           3                   1,286,565.52               0.64
Michigan                                2                   1,056,000.00               0.52
Minnesota                               2                   1,014,000.00               0.50
Missouri                                6                    955,253.26                0.47
Alaska                                  1                    932,000.00                0.46
New Hampshire                           2                    851,400.00                0.42
Tennessee                               3                    687,420.00                0.34
Kansas                                  3                    604,460.00                0.30
New Mexico                              2                    490,400.00                0.24
Arkansas                                1                    480,662.44                0.24
Idaho                                   1                    480,000.00                0.24
Pennsylvania                            1                    458,966.79                0.23
Montana                                 1                    356,000.00                0.18
Oregon                                  2                    339,400.00                0.17
Maine                                   1                    288,000.00                0.14
Iowa                                    1                    241,200.00                0.12
Rhode Island                            1                    178,804.19                0.09
Oklahoma                                1                    169,066.00                0.08
Indiana                                 1                    133,112.00                0.07
Wyoming                                 1                    121,567.78                0.06
Ohio                                    1                    101,193.08                0.05
----------------------------------------------------------------------------------------------------
TOTAL:                                 415                $201,321,743.47             100.00%
====================================================================================================

(1)  As of the Cut-off Date, no more than approximately 1.13% of the Aggregate
     Cross Group 3 Mortgage Loans are expected to be secured by mortgaged properties in any one five-digit postal zip code.

                                                                              79
BANC OF AMERICA SECURITIES LLC
The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
[GRAPHIC OMITTED]                 BANC OF AMERICA FUNDING CORPORATION
                            Mortgage Pass-Through Certificates, Series 2006-A
                                       $1,051,311,000 (approximate)
--------------------------------------------------------------------------------

         CURRENT MORTGAGE LOAN PRINCIPAL BALANCES OF THE AGGREGATE CROSS
                           GROUP 3 MORTGAGE LOANS (1)

----------------------------------------------------------------------------------------------------
                                                             AGGREGATE                 % OF
                                     NUMBER OF            STATED PRINCIPAL         CUT-OFF DATE
   CURRENT MORTGAGE LOAN             MORTGAGE              BALANCE AS OF          POOL PRINCIPAL
   PRINCIPAL BALANCES ($)             LOANS                CUT-OFF DATE               BALANCE
----------------------------------------------------------------------------------------------------

50,000.01 - 100,000.00                  10                  $776,565.93                0.39%
100,000.01 - 150,000.00                 16                  2,043,032.16               1.01
150,000.01 - 200,000.00                 45                  8,126,153.14               4.04
200,000.01 - 250,000.00                 27                  6,202,393.79               3.08
250,000.01 - 300,000.00                 26                  7,282,056.26               3.62
300,000.01 - 350,000.00                 28                  9,122,424.46               4.53
350,000.01 - 400,000.00                 20                  7,580,333.75               3.77
400,000.01 - 450,000.00                 34                 14,444,459.34               7.17
450,000.01 - 500,000.00                 49                 23,464,036.75               11.65
500,000.01 - 550,000.00                 23                 12,152,436.03               6.04
550,000.01 - 600,000.00                 26                 15,067,602.23               7.48
600,000.01 - 650,000.00                 21                 13,280,919.28               6.60
650,000.01 - 700,000.00                 20                 13,605,300.74               6.76
700,000.01 - 750,000.00                 16                 11,549,992.48               5.74
750,000.01 - 800,000.00                 8                   6,261,664.72               3.11
800,000.01 - 850,000.00                 7                   5,762,217.04               2.86
850,000.01 - 900,000.00                 6                   5,320,575.65               2.64
900,000.01 - 950,000.00                 5                   4,607,290.98               2.29
950,000.01 - 1,000,000.00               11                 10,959,114.28               5.44
1,000,000.01 - 1,500,000.00             13                 16,640,319.94               8.27
1,500,000.01 - 2,000,000.00             4                   7,072,854.52               3.51
----------------------------------------------------------------------------------------------------
TOTAL:                                 415                $201,321,743.47             100.00%
====================================================================================================

(1)  As of the Cut-off Date, the average outstanding principal balance of the
     Aggregate Cross Group 3 Mortgage Loans is expected to be approximately
     $485,113.

                                                                              80
BANC OF AMERICA SECURITIES LLC
The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
[GRAPHIC OMITTED]                 BANC OF AMERICA FUNDING CORPORATION
                            Mortgage Pass-Through Certificates, Series 2006-A
                                       $1,051,311,000 (approximate)
--------------------------------------------------------------------------------

 ORIGINAL LOAN-TO-VALUE RATIOS OF THE AGGREGATE CROSS GROUP 3 MORTGAGE LOANS (1)

----------------------------------------------------------------------------------------------------
                                                              AGGREGATE                 % OF
                                   NUMBER OF               STATED PRINCIPAL         CUT-OFF DATE
   ORIGINAL LOAN-TO-VALUE           MORTGAGE               BALANCE AS OF         POOL PRINCIPAL
          RATIOS (%)                 LOANS                CUT-OFF DATE               BALANCE
----------------------------------------------------------------------------------------------------

10.01 - 15.00                           2                   $186,000.00                0.09%
15.01 - 20.00                           1                    200,000.00                0.10
20.01 - 25.00                           4                   1,293,996.00               0.64
25.01 - 30.00                           2                   1,197,244.77               0.59
30.01 - 35.00                           4                   1,762,306.00               0.88
35.01 - 40.00                           2                    852,478.00                0.42
40.01 - 45.00                           14                  6,134,900.00               3.05
45.01 - 50.00                           15                  8,119,473.78               4.03
50.01 - 55.00                           15                  7,645,447.88               3.80
55.01 - 60.00                           24                 13,169,759.81               6.54
60.01 - 65.00                           31                 21,038,477.52               10.45
65.01 - 70.00                           42                 27,191,583.56               13.51
70.01 - 75.00                           34                 18,474,431.61               9.18
75.01 - 80.00                          221                 93,032,740.05               46.21
80.01 - 85.00                           1                    339,500.00                0.17
85.01 - 90.00                           1                    344,000.00                0.17
90.01 - 95.00                           2                    339,404.49                0.17
----------------------------------------------------------------------------------------------------
TOTAL:                                 415                $201,321,743.47             100.00%
====================================================================================================

(1)  As of the Cut-off Date, the weighted average Loan-to-Value Ratio at origination of the Aggregate Cross Group 3 Mortgage Loans is expected to be approximately 69.68%.

                                                                              81
BANC OF AMERICA SECURITIES LLC
The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
[GRAPHIC OMITTED]                 BANC OF AMERICA FUNDING CORPORATION
                            Mortgage Pass-Through Certificates, Series 2006-A
                                       $1,051,311,000 (approximate)
--------------------------------------------------------------------------------

             CURRENT MORTGAGE INTEREST RATES OF THE AGGREGATE CROSS
                           GROUP 3 MORTGAGE LOANS (1)

----------------------------------------------------------------------------------------------------
                                                               AGGREGATE                   % OF
                                      NUMBER OF             STATED PRINCIPAL         CUT-OFF DATE
   CURRENT MORTGAGE INTEREST          MORTGAGE               BALANCE AS OF         POOL PRINCIPAL
             RATES (%)                 LOANS                CUT-OFF DATE               BALANCE
----------------------------------------------------------------------------------------------------

4.501 - 4.750                           3                  $2,218,527.54               1.10%
4.751 - 5.000                           2                   1,209,000.00               0.60
5.001 - 5.250                           24                 11,276,548.02               5.60
5.251 - 5.500                           66                 38,249,061.73               19.00
5.501 - 5.750                          118                 53,265,078.49               26.46
5.751 - 6.000                          107                 53,548,661.70               26.60
6.001 - 6.250                           69                 30,117,212.39               14.96
6.251 - 6.500                           22                  7,393,277.00               3.67
6.501 - 6.750                           4                   4,044,376.60               2.01
----------------------------------------------------------------------------------------------------
TOTAL:                                 415                $201,321,743.47             100.00%
====================================================================================================

(1)  As of the Cut-off Date, the weighted average Current Mortgage Interest Rate of the Aggregate Cross Group 3 Mortgage Loans is expected to be approximately 5.785% per annum.

                                                                              82
BANC OF AMERICA SECURITIES LLC
The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
[GRAPHIC OMITTED]                 BANC OF AMERICA FUNDING CORPORATION
                            Mortgage Pass-Through Certificates, Series 2006-A
                                       $1,051,311,000 (approximate)
--------------------------------------------------------------------------------

         GROSS MARGINS OF THE AGGREGATE CROSS GROUP 3 MORTGAGE LOANS (1)

----------------------------------------------------------------------------------------------------
                                                             AGGREGATE                   % OF
                                     NUMBER OF             STATED PRINCIPAL         CUT-OFF DATE
                                     MORTGAGE               BALANCE AS OF         POOL PRINCIPAL
   GROSS MARGIN (%)                   LOANS                CUT-OFF DATE               BALANCE
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

2.001 - 2.250                          372                $178,568,092.37             88.70%
2.251 - 2.500                           1                   1,401,761.20               0.70
2.501 - 2.750                           42                 21,351,889.90               10.61
----------------------------------------------------------------------------------------------------
TOTAL:                                 415                $201,321,743.47             100.00%
====================================================================================================

(1)  As of the Cut-off Date, the weighted average Gross Margin of the Aggregate
     Cross Group 3 Mortgage Loans is expected to be approximately 2.305% per annum.

         RATE CEILINGS OF THE AGGREGATE CROSS GROUP 3 MORTGAGE LOANS (1)

----------------------------------------------------------------------------------------------------
                                                              AGGREGATE                   % OF
                                     NUMBER OF             STATED PRINCIPAL         CUT-OFF DATE
                                     MORTGAGE               BALANCE AS OF         POOL PRINCIPAL
   RATE CEILINGS (%)                  LOANS                CUT-OFF DATE               BALANCE
----------------------------------------------------------------------------------------------------

9.501 - 9.750                           3                  $2,218,527.54               1.10%
9.751 - 10.000                          2                   1,209,000.00               0.60
10.001 - 10.250                         24                 11,276,548.02               5.60
10.251 - 10.500                         66                 38,249,061.73               19.00
10.501 - 10.750                        118                 53,265,078.49               26.46
10.751 - 11.000                        107                 53,548,661.70               26.60
11.001 - 11.250                         69                 30,117,212.39               14.96
11.251 - 11.500                         22                  7,393,277.00               3.67
11.501 - 11.750                         4                   4,044,376.60               2.01
----------------------------------------------------------------------------------------------------
TOTAL:                                 415                $201,321,743.47             100.00%
====================================================================================================

(1)  As of the Cut-off Date, the weighted average Rate Ceiling of the Aggregate
     Cross Group 3 Mortgage Loans is expected to be approximately 10.785% per annum.

                                                                              83
BANC OF AMERICA SECURITIES LLC
The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
[GRAPHIC OMITTED]                 BANC OF AMERICA FUNDING CORPORATION
                            Mortgage Pass-Through Certificates, Series 2006-A
                                       $1,051,311,000 (approximate)
--------------------------------------------------------------------------------

  FIRST RATE ADJUSTMENT DATE OF THE AGGREGATE CROSS GROUP 3 MORTGAGE LOANS (1)

----------------------------------------------------------------------------------------------------
                                                             AGGREGATE                % OF
                                   NUMBER OF              STATED PRINCIPAL         CUT-OFF DATE
     FIRST RATE                    MORTGAGE                BALANCE AS OF         POOL PRINCIPAL
   ADJUSTMENT DATE                   LOANS                 CUT-OFF DATE               BALANCE
----------------------------------------------------------------------------------------------------

April 1, 2013                          1                    $960,244.77                0.48%
July 1, 2013                           1                     620,381.08                0.31
August 1, 2013                         1                     999,659.21                0.50
August 1, 2014                         1                    1,401,761.20               0.70
April 1, 2015                          1                     788,000.00                0.39
June 1, 2015                           4                    1,436,604.92               0.71
July 1, 2015                           4                     656,068.49                0.33
August 1, 2015                         15                   6,792,966.72               3.37
September 1, 2015                      20                  12,686,540.39               6.30
October 1, 2015                        99                  46,342,683.29               23.02
November 1, 2015                      203                  99,055,061.20               49.20
December 1, 2015                       65                  29,581,772.20               14.69
----------------------------------------------------------------------------------------------------
TOTAL:                                415                 $201,321,743.47             100.00%
====================================================================================================

(1)  As of the Cut-off Date, the weighted average number of months to the First
     Rate Adjustment Date for the Aggregate Cross Group 3 Mortgage Loans is
     expected to be approximately 117 months.

        REMAINING TERMS OF THE AGGREGATE CROSS GROUP 3 MORTGAGE LOANS (1)

----------------------------------------------------------------------------------------------------
                                                             AGGREGATE                   % OF
                                    NUMBER OF              STATED PRINCIPAL         CUT-OFF DATE
                                    MORTGAGE                BALANCE AS OF         POOL PRINCIPAL
   REMAINING TERM (MONTHS)           LOANS                 CUT-OFF DATE               BALANCE
----------------------------------------------------------------------------------------------------

321 - 340                              3                   $2,580,285.06               1.28%
341 - 360                             412                  198,741,458.41              98.72
----------------------------------------------------------------------------------------------------
TOTAL:                                415                 $201,321,743.47             100.00%
====================================================================================================

(1)  As of the Cut-off Date, the weighted average remaining term to stated
     maturity of the Aggregate Cross Group 3 Mortgage Loans is expected to be approximately 357 months.

                                                                              84

BANC OF AMERICA SECURITIES LLC
The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
[GRAPHIC OMITTED]                 BANC OF AMERICA FUNDING CORPORATION
                            Mortgage Pass-Through Certificates, Series 2006-A
                                       $1,051,311,000 (approximate)
--------------------------------------------------------------------------------

 CREDIT SCORING OF MORTGAGORS OF THE AGGREGATE CROSS GROUP 3 MORTGAGE LOANS (1)

----------------------------------------------------------------------------------------------------
                                                              AGGREGATE                % OF
                                    NUMBER OF             STATED PRINCIPAL          CUT-OFF DATE
                                    MORTGAGE               BALANCE AS OF           POOL PRINCIPAL
   CREDIT SCORES                     LOANS                 CUT-OFF DATE               BALANCE
----------------------------------------------------------------------------------------------------

801 - 850                              10                  $4,510,365.65               2.24%
751 - 800                             146                  72,251,831.79               35.89
701 - 750                             137                  61,963,250.97               30.78
651 - 700                             105                  54,318,657.50               26.98
601 - 650                              15                   6,956,624.30               3.46
Not Scored                             2                    1,321,013.26               0.66
----------------------------------------------------------------------------------------------------
TOTAL:                                415                 $201,321,743.47             100.00%
====================================================================================================

(1)  The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
     (Beacon) and TransUnion (Empirica).

            DEBT-TO-INCOME RATIO OF MORTGAGORS OF THE AGGREGATE CROSS
                           GROUP 3 MORTGAGE LOANS (1)

----------------------------------------------------------------------------------------------------
                                                               AGGREGATE                 % OF
                                   NUMBER OF               STATED PRINCIPAL         CUT-OFF DATE
                                    MORTGAGE                BALANCE AS OF          POOL PRINCIPAL
   DEBT-TO-INCOME RATIOS             LOANS                  CUT-OFF DATE               BALANCE
----------------------------------------------------------------------------------------------------

0.01 - 1.00                            1                    $235,000.00                0.12%
1.01 - 5.00                            1                    1,000,000.00               0.50
10.01 - 15.00                          4                    1,764,000.00               0.88
15.01 - 20.00                          13                   4,871,395.19               2.42
20.01 - 25.00                          39                  20,581,654.11               10.22
25.01 - 30.00                          44                  21,816,617.49               10.84
30.01 - 35.00                          79                  36,103,655.79               17.93
35.01 - 40.00                         109                  50,563,564.21               25.12
40.01 - 45.00                          72                  32,796,842.94               16.29
45.01 - 50.00                          31                  16,116,414.36               8.01
50.01 - 55.00                          11                   5,705,270.69               2.83
55.01 - 60.00                          5                    3,447,622.42               1.71
60.01 - 65.00                          1                    1,838,376.60               0.91
65.01 - 70.00                          1                     499,283.41                0.25
Not Available                          4                    3,982,046.26               1.98
----------------------------------------------------------------------------------------------------
TOTAL:                                415                 $201,321,743.47             100.00%
====================================================================================================

(1)  As of the Cut-off Date, the weighted average Debt-to-Income Ratio of the
     Aggregate Cross Group 3 Mortgage Loans is expected to be approximately
     35.88%.

                                                                              85

BANC OF AMERICA SECURITIES LLC
The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.